As filed with the Securities and Exchange Commission on


                          September 28, 2004


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               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

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                          FORM N-1A

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       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     / X /

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                  Pre-Effective Amendment No.                      /   /
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                Post-Effective Amendment No. 16                    / X /


                             and                                    ----
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         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY       / X /
                          ACT OF 1940                               ----
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                        Amendment No. 18                           / X /


               (Check appropriate box or boxes)                     ----
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                PUTNAM ARIZONA TAX EXEMPT INCOME FUND
          (Registration No. 33- 37992; 811- 6258)
      (Exact name of registrant as specified in charter)

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         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   / X /

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                                                                    ----
                  Pre-Effective Amendment No.                      /   /
                                                                    ----
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                Post-Effective Amendment No. 16                    / X /


                             and                                    ----
                                                                    ----

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY       / X /
                          ACT OF 1940                               ----
                                                                    ----


                        Amendment No. 17                           / X /


                 (Check appropriate box or boxes)                   ----
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             PUTNAM FLORIDA TAX EXEMPT INCOME FUND
            (Registration No. 33-35677; 811-6129)
      (Exact name of registrant as specified in charter)
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         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   / X /
                                                                    ----
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                  Pre-Effective Amendment No.                      /   /
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                Post-Effective Amendment No. 25                    / X /


                             and                                    ----
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         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY       / X /
                                                                    ----
                                                                    ----


                        Amendment No. 27                           / X /


               (Check appropriate box or boxes)                     ----
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          PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
            Registration No. 33-5416; 811-4518
      (Exact name of registrant as specified in charter)
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     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       / X /
                                                                    ----
                                                                    ----

                  Pre-Effective Amendment No.                      /   /
                                                                    ----
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                Post-Effective Amendment No. 25                    / X /


                             and                                    ----
                                                                    ----

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY       / X /
                          ACT OF 1940                               ----
                                                                    ----


                        Amendment No. 27                           / X /


                (Check appropriate box or boxes)                    ----
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            PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
             Registration No. 33-8923; 811-4529

            PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
             Registration No. 33-8916; 811-4527

            PUTNAM OHIO TAX EXEMPT INCOME FUND
            Registration No. 33-8924; 811-4528
     (Exact name of registrant as specified in charter)

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   / X /

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                                                                    ----
                  Pre-Effective Amendment No.                      /   /
                                                                    ----
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                Post-Effective Amendment No. 16                    / X /


                             and                                    ----
                                                                    ----

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY       / X /
                          ACT OF 1940                               ----
                                                                    ----


                        Amendment No. 18                           / X /


               (Check appropriate box or boxes)                     ----
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           PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
            (Registration No. 33-32550; 811-5977)
      (Exact name of registrant as specified in charter)
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         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   / X /

                                                                    ----
                                                                    ----
                  Pre-Effective Amendment No.                      /   /
                                                                    ----
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                Post-Effective Amendment No. 18                    / X /


                             and                                    ----
                                                                    ----

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY       / X /
                          ACT OF 1940                               ----
                                                                    ----


                        Amendment No. 19                           / X /


               (Check appropriate box or boxes)                     ----
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           PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND
                (Registration No. 33-28321; 811-5802)
         (Exact name of registrant as specified in charter)

       One Post Office Square, Boston, Massachusetts 02109
            (Address of principal executive offices)
  Registrants' Telephone Number, including Area Code (617) 292-1000
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       It is proposed that this filing will become effective
                   (check appropriate box)
----
/   /  immediately upon filing pursuant to paragraph (b)
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/ X /  on September 30, 2004 pursuant to paragraph (b)


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/   /  60 days after filing pursuant to paragraph (a)(1)
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/   /  on (date) pursuant to paragraph (a)(1)
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/   /  75 days after filing pursuant to paragraph (a)(2)
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/   /  on (date) pursuant to paragraph (a)(2) of Rule 485.
----

If appropriate, check the following box:
----
/   /  this post-effective amendment designates a new
----   effective date for a previously filed post-effective amendment.

                     ------------------
                BETH S. MAZOR, Vice President
            PUTNAM ARIZONA TAX EXEMPT INCOME FUND
             PUTNAM FLORIDA TAX EXEMPT INCOME FUND
          PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
            PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
            PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
            PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
              PUTNAM OHIO TAX EXEMPT INCOME FUND
           PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND

                   One Post Office Square
                 Boston, Massachusetts 02109
            (Name and address of agent for service)
                     ------------------

                         Copy to:
                JOHN W. GERSTMAYR, Esquire

                     ROPES & GRAY LLP

                 One International Place
               Boston, Massachusetts 02110
                     ------------------


Prospectus

September 30, 2004

Putnam Tax Exempt Income Funds

Putnam Arizona Tax Exempt Income Fund
Putnam Florida Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund

Class A, B and M shares

Putnam Massachusetts Tax Exempt Income Fund

Class A, B, C and M shares
Investment Category: Tax-Exempt

This prospectus explains what you should know about these mutual funds before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages these funds.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

You may qualify for sales charge discounts on class A or class M shares. Please notify your financial advisor of other accounts that may help you obtain a sales charge discount. See "How do I buy fund shares?" for details.


    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 3  Performance information

 9  Fees and expenses

13  What are the fund's main investment strategies and related risks?

20  Who manages the fund?

23  How does the fund price its shares?

23  How do I buy fund shares?

29  How do I sell fund shares?

31  How do I exchange fund shares?

32  Fund distributions and taxes

34  Financial highlights

[SCALE LOGO OMITTED]


Fund summaries

GOALS

Each fund seeks as high a level of current income exempt from federal income tax and personal income tax (if any) of its respective state as we believe is consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES -- TAX EXEMPT INVESTMENTS

We invest mainly in bonds that:

* pay interest that is exempt from federal income tax and personal income tax (if any) of its respective state,

* are investment-grade in quality, and

* have intermediate- to long-term maturities (three years or longer).

Under normal circumstances, we invest at least 80% of a fund's net assets in tax exempt securities. This investment policy cannot be changed without the approval of the fund's shareholders. Certain states may impose additional requirements on the composition of a fund's portfolio in order for distributions from that fund to be exempt from state taxes. Under normal circumstances, the Florida fund will invest so that its shares are exempt from the Florida intangibles tax.

MAIN RISKS

The main risks that could adversely affect the value of a fund's shares and the total return on your investment include:

* The risk that movements in financial markets will adversely affect the value of each fund's investments. This risk includes interest rate risk, which means that the prices of each fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that the issuers of a fund's investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that interest each fund receives might be taxable.

* The risk of investing mostly in a single state. Investments in a single state, even though representing a number of different issuers, may be affected by common economic forces and other factors. This vulnerability to factors affecting the state's tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility.

The Arizona fund, Florida fund and New Jersey fund are "non-diversified," which means that these funds may invest more of their assets in the securities of fewer issuers than a "diversified" fund. This increases the fund's vulnerability to factors affecting a single investment and can result in greater fund losses and volatility than a fund that invests more broadly.

You can lose money by investing in a fund. A fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of each fund's risks. Each chart shows year-to-year changes in the performance of one of the fund's classes of shares, class A shares. Performance figures do not reflect the impact of sales charges. If they did, performance would be less than that shown. The tables following the charts compare a fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance.

THE ARIZONA FUND

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR THE ARIZONA FUND'S CLASS A SHARES]

CALENDAR YEAR TOTAL RETURNS FOR THE ARIZONA FUND'S CLASS A SHARES

1994      -6.72%
1995      17.08%
1996       3.00%
1997       7.88%
1998       4.86%
1999      -3.11%
2000      10.22%
2001       4.76%
2002       8.07%
2003       5.23%

Year-to-date performance through 6/30/04 was -1.22%. During the periods shown in the bar chart, the highest return for a quarter was 7.13% (quarter ending 3/31/95) and the lowest return for a quarter was -5.59% (quarter ending 3/31/94).

THE FLORIDA FUND

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR THE FLORIDA FUND'S CLASS A SHARES]

CALENDAR YEAR TOTAL RETURNS FOR THE FLORIDA FUND'S CLASS A SHARES

1994      -6.15%
1995      17.35%
1996       2.91%
1997       8.95%
1998       5.05%
1999      -3.51%
2000      11.27%
2001       4.77%
2002       8.71%
2003       3.54%

Year-to-date performance through 6/30/04 was -0.71%. During the periods shown in the bar chart, the highest return for a quarter was 6.92% (quarter ending 3/31/95) and the lowest return for a quarter was -6.01% (quarter ending 3/31/94).

THE MASSACHUSETTS FUND

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR THE MASSACHUSETTS FUND'S CLASS A SHARES]

CALENDAR YEAR TOTAL RETURNS FOR THE MASSACHUSETTS FUND'S CLASS A SHARES

1994      -6.08%
1995      18.11%
1996       3.91%
1997       8.89%
1998       5.33%
1999      -3.55%
2000      11.35%
2001       4.44%
2002       8.53%
2003       4.92%

Year-to-date performance through 6/30/04 was -0.73%. During the periods shown in the bar chart, the highest return for a quarter was 7.11% (quarter ending 3/31/95) and the lowest return for a quarter was -4.98% (quarter ending 3/31/94).

THE MICHIGAN FUND

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR THE MICHIGAN FUND'S CLASS A SHARES]

CALENDAR YEAR TOTAL RETURNS FOR THE MICHIGAN FUND'S CLASS A SHARES

1994      -5.38%
1995      16.33%
1996       4.16%
1997       8.41%
1998       4.57%
1999      -4.45%
2000      10.07%
2001       5.11%
2002       7.72%
2003       4.31%

Year-to-date performance through 6/30/04 was -0.75%. During the periods shown in the bar chart, the highest return for a quarter was 6.17% (quarter ending 3/31/95) and the lowest return for a quarter was -4.42% (quarter ending 3/31/94).

THE MINNESOTA FUND

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR THE MINNESOTA FUND'S CLASS A SHARES]

CALENDAR YEAR TOTAL RETURNS FOR THE MINNESOTA FUND'S CLASS A SHARES

1994      -5.40%
1995      16.41%
1996       3.30%
1997       7.59%
1998       5.07%
1999      -4.02%
2000       9.93%
2001       4.60%
2002       7.98%
2003       5.50%

Year-to-date performance through 6/30/04 was -0.40%. During the periods shown in the bar chart, the highest return for a quarter was 6.78% (quarter ending 3/31/95) and the lowest return for a quarter was -4.72% (quarter ending 3/31/94).

THE NEW JERSEY FUND

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR THE NEW JERSEY FUND'S CLASS A SHARES]

CALENDAR YEAR TOTAL RETURNS FOR THE NEW JERSEY FUND'S CLASS A SHARES

1994      -6.29%
1995      16.28%
1996       3.63%
1997       8.78%
1998       4.90%
1999      -3.51%
2000      10.30%
2001       4.41%
2002       8.06%
2003       4.76%

Year-to-date performance through 6/30/04 was -1.19%. During the periods shown in the bar chart, the highest return for a quarter was 6.53% (quarter ending 3/31/95) and the lowest return for a quarter was -5.42% (quarter ending 3/31/94).

THE OHIO FUND

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR THE OHIO FUND'S CLASS A SHARES]

CALENDAR YEAR TOTAL RETURNS FOR THE OHIO FUND'S CLASS A SHARES

1994      -4.75%
1995      15.66%
1996       3.66%
1997       8.48%
1998       4.46%
1999      -3.69%
2000      10.24%
2001       4.83%
2002       8.41%
2003       5.27%

Year-to-date performance through 6/30/04 was -1.14%. During the periods shown in the bar chart, the highest return for a quarter was 6.17% (quarter ending 3/31/95) and the lowest return for a quarter was -4.22% (quarter ending 3/31/94).

THE PENNSYLVANIA FUND

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR THE PENNSYLVANIA FUND'S CLASS A SHARES]

CALENDAR YEAR TOTAL RETURNS FOR THE PENNSYLVANIA FUND'S CLASS A SHARES

1994      -4.81%
1995      16.82%
1996       3.70%
1997       8.72%
1998       3.76%
1999      -4.23%
2000       9.82%
2001       5.66%
2002       8.53%
2003       5.04%

Year-to-date performance through 6/30/04 was -0.92%. During the periods shown in the bar chart, the highest return for a quarter was 6.67% (quarter ending 3/31/95) and the lowest return for a quarter was -4.65% (quarter ending 3/31/94).

Average Annual Total Returns (for periods ending 12/31/03)
------------------------------------------------------------------
                                   Past       Past      Past
The Arizona Fund                  1 year    5 years   10 years
------------------------------------------------------------------
Class A before taxes               0.47%     3.98%     4.45%
Class A after taxes
on distributions                   0.47%     3.98%     4.45%
Class A after taxes on
distributions and sale
of fund shares                     1.64%     4.06%     4.49%
Class B before taxes              -0.44%     3.93%     4.27%
Class M before taxes               1.50%     3.87%     4.29%
------------------------------------------------------------------
The Florida Fund
------------------------------------------------------------------
Class A before taxes              -1.13%     3.87%     4.60%
Class A after taxes
on distributions                  -1.15%     3.86%     4.60%
Class A after taxes on
distributions and sale
of fund shares                     0.60%     3.96%     4.63%
Class B before taxes              -2.11%     3.81%     4.42%
Class M before taxes              -0.24%     3.83%     4.42%
------------------------------------------------------------------
The Massachusetts Fund
------------------------------------------------------------------
Class A before taxes               0.20%     4.06%     4.89%
Class A after taxes on
distributions                      0.18%     4.06%     4.88%
Class A after taxes on
distributions and sale
of fund shares                     1.54%     4.15%     4.91%
Class B before taxes              -0.87%     3.99%     4.70%
Class C before taxes               3.02%     4.19%     4.54%
Class M before taxes               1.21%     4.04%     4.69%
------------------------------------------------------------------

Average Annual Total Returns (for periods ending 12/31/03)
------------------------------------------------------------------
                                   Past       Past      Past
The Michigan Fund                 1 year    5 years   10 years
------------------------------------------------------------------
Class A before taxes              -0.39%     3.47%     4.42%
Class A after taxes on
distributions                     -0.39%     3.47%     4.39%
Class A after taxes on
distributions and sale
of fund shares                     1.15%     3.63%     4.46%
Class B before taxes              -1.37%     3.42%     4.22%
Class M before taxes               0.57%     3.44%     4.23%
------------------------------------------------------------------
The Minnesota Fund
------------------------------------------------------------------
Class A before taxes               0.82%     3.73%     4.44%
Class A after taxes on
distributions                      0.82%     3.73%     4.44%
Class A after taxes on
distributions and sale
of fund shares                     1.92%     3.85%     4.49%
Class B before taxes              -0.17%     3.69%     4.25%
Class M before taxes               1.80%     3.68%     4.25%
------------------------------------------------------------------
The New Jersey Fund
------------------------------------------------------------------
Class A before taxes               0.05%     3.74%     4.47%
Class A after taxes on
distributions                      0.03%     3.74%     4.47%
Class A after taxes on
distributions and sale
of fund shares                     1.38%     3.85%     4.51%
Class B before taxes              -0.92%     3.68%     4.27%
Class M before taxes               1.04%     3.68%     4.28%
------------------------------------------------------------------
The Ohio Fund
------------------------------------------------------------------
Class A before taxes               0.50%     3.94%     4.61%
Class A after taxes on
distributions                      0.48%     3.93%     4.58%
Class A after taxes on
distributions and sale
of fund shares                     1.65%     4.00%     4.62%
Class B before taxes              -0.54%     3.88%     4.40%
Class M before taxes               1.38%     3.89%     4.42%
------------------------------------------------------------------
The Pennsylvania Fund
------------------------------------------------------------------
Class A before taxes               0.30%     3.88%     4.64%
Class A after taxes on
distributions                      0.28%     3.87%     4.56%
Class A after taxes on
distributions and sale
of fund shares                     1.67%     4.00%     4.64%
Class B before taxes              -0.64%     3.83%     4.43%
Class M before taxes               1.37%     3.85%     4.47%
Lehman Municipal Bond Index
(no deduction for fees,
expenses or taxes)                 5.32%     5.83%     6.03%
------------------------------------------------------------------

Unlike the bar chart, this performance information reflects the impact of sales charges. Class A and class M share performance reflects the current maximum initial sales charges (which for class A shares reflects a reduction that took effect after 12/31/03); class B and class C share performance reflects the maximum applicable deferred sales charge if shares had been redeemed on 12/31/03 and, for class B shares, does not assume conversion to class A shares after eight years. For periods before the inception of class C shares (8/19/03 for the Massachusetts fund) and class M shares (4/3/95 for the Minnesota and Ohio funds; 4/17/95 for the Michigan fund; 5/1/95 for the Florida and New Jersey funds; 5/12/95 for the Massachusetts fund; and 7/3/95 for the Arizona and Pennsylvania funds), performance shown for these classes in the table is based on the performance of the fund's class A shares, adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by the class B, class C and class M shares. Each fund's performance is compared to the Lehman Municipal Bond Index, an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in a fund. Expenses are based on the fund's last fiscal year.

Shareholder Fees (fees paid directly from your investment)*

-----------------------------------------------------------------------------
                                     Class A   Class B   Class C   Class M
-----------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of the offering price)     4.50%     NONE      NONE      3.25%

Maximum Deferred Sales
Charge (Load) (as a percentage
of the original purchase price or
redemption proceeds, whichever
is lower)                             NONE**    5.00%     1.00%     NONE

Redemption Fee*** (as a
percentage of total
redemption proceeds)                  2.00%     2.00%     2.00%     2.00%
-----------------------------------------------------------------------------

The following tables are provided to help you understand the expenses of investing and your share of fund operating expenses.


Annual Fund Operating Expenses+<>
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------------------------------------------
                                                              Total
                                                              Annual                                    Peer
                    Manage-       Distribution                Fund          Expense                     Group
                    ment          (12b-1)       Other         Operating     Reim-         Net           Expense
                    Fees          Fees          Expenses      Expenses      bursement     Expenses      Ratio++
------------------------------------------------------------------------------------------------------------------
Arizona Fund
Class A             0.50%         0.20%         0.21%         0.91%         0.03%         0.88%         0.82%
Class B             0.50%         0.85%         0.21%         1.56%         0.03%         1.53%         1.47%
Class M             0.50%         0.50%         0.21%         1.21%         0.03%         1.18%         1.12%

Florida Fund
Class A             0.50%         0.20%         0.18%         0.88%         0.01%         0.87%         0.86%
Class B             0.50%         0.85%         0.18%         1.53%         0.01%         1.52%         1.51%
Class M             0.50%         0.50%         0.18%         1.18%         0.01%         1.17%         1.16%

Massachusetts Fund
Class A             0.50%         0.20%         0.16%         0.86%         N/A           N/A           0.94%
Class B             0.50%         0.85%         0.16%         1.51%         N/A           N/A           1.59%
Class C             0.50%         1.00%         0.16%+++      1.66%         N/A           N/A           1.74%
Class M             0.50%         0.50%         0.16%         1.16%         N/A           N/A           1.24%

Michigan Fund
Class A             0.50%         0.20%         0.20%         0.90%         N/A           N/A           0.91%
Class B             0.50%         0.85%         0.20%         1.55%         N/A           N/A           1.56%
Class M             0.50%         0.50%         0.20%         1.20%         N/A           N/A           1.21%

Minnesota Fund
Class A             0.50%         0.20%         0.22%         0.92%         0.02%         0.90%         0.88%
Class B             0.50%         0.85%         0.22%         1.57%         0.02%         1.55%         1.53%
Class M             0.50%         0.50%         0.22%         1.22%         0.02%         1.20%         1.18%

New Jersey Fund
Class A             0.50%         0.20%         0.18%         0.88%         N/A           N/A           0.90%
Class B             0.50%         0.85%         0.18%         1.53%         N/A           N/A           1.55%
Class M             0.50%         0.50%         0.18%         1.18%         N/A           N/A           1.20%

Ohio Fund
Class A             0.50%         0.20%         0.20%         0.90%         0.01%         0.89%         0.88%
Class B             0.50%         0.85%         0.20%         1.55%         0.01%         1.54%         1.53%
Class M             0.50%         0.50%         0.20%         1.20%         0.01%         1.19%         1.18%

Pennsylvania Fund
Class A             0.50%         0.20%         0.20%         0.90%         0.01%         0.89%         0.90%
Class B             0.50%         0.85%         0.20%         1.55%         0.01%         1.54%         1.55%
Class M             0.50%         0.50%         0.20%         1.20%         0.01%         1.19%         1.20%
------------------------------------------------------------------------------------------------------------------

  * Certain investments in class A and class M shares may qualify for discounts on applicable sales charges. See "How do I buy fund shares?" for details.

 ** A deferred sales charge of up to 1.00% on class A shares may be imposed on certain redemptions of shares bought without an initial sales charge.

*** A 2.00% redemption fee (also referred to as a "short-term trading fee") may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

  + See the section "Who manages the fund?" for a discussion of regulatory matters and litigation.

 ++ Average of the expenses of front-end load funds viewed by Lipper Inc.
    as having the same investment classification or objective as the fund, as of 6/30/04 calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. For class B, C and M shares, Putnam has adjusted this average to reflect the higher 12b-1 fees carried by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

+++ Other expenses shown for class C shares of the Massachusetts fund have been annualized.

 <> Reflects Putnam Management's agreement, effective January 28, 2004, to waive fees and reimburse expenses of a fund through May 31, 2005 to the extent necessary to ensure that the fund's shares pay total fund operating expenses at an annual rate that does not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's annualized operating expenses to the average expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year.


EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the funds to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in each fund for the time periods shown and then, except as shown for class B shares and class C shares, redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

-----------------------------------------------------------------------------
                        1 year       3 years       5 years      10 years
-----------------------------------------------------------------------------

Arizona Fund
Class A                  $536          $724          $928        $1,517
Class B                  $656          $790        $1,047        $1,679*
Class B (no redemption)  $156          $490          $847        $1,679*
Class M                  $441          $694          $966        $1,741

Florida Fund
Class A                  $535          $717          $915        $1,485
Class B                  $655          $782        $1,033        $1,647*
Class B (no redemption)  $155          $482          $833        $1,647*
Class M                  $440          $687          $952        $1,709

Massachusetts Fund
Class A                  $534          $712          $905        $1,463
Class B                  $654          $777        $1,024        $1,626*
Class B (no redemption)  $154          $477          $824        $1,626*
Class C                  $269          $523          $902        $1,965
Class C (no redemption)  $169          $523          $902        $1,965
Class M                  $439          $682          $943        $1,688

Michigan Fund
Class A                  $538          $724          $926        $1,508
Class B                  $658          $790        $1,045        $1,671*
Class B (no redemption)  $158          $490          $845        $1,671*
Class M                  $443          $694          $963        $1,732

Minnesota Fund
Class A                  $538          $728          $934        $1,529
Class B                  $658          $794        $1,053        $1,691*
Class B (no redemption)  $158          $494          $853        $1,691*
Class M                  $443          $698          $972        $1,753

New Jersey Fund
Class A                  $536          $718          $916        $1,486
Class B                  $656          $783        $1,034        $1,648*
Class B (no redemption)  $156          $483          $834        $1,648*
Class M                  $441          $688          $953        $1,710

Ohio Fund
Class A                  $537          $723          $925        $1,507
Class B                  $657          $789        $1,044        $1,670*
Class B (no redemption)  $157          $489          $844        $1,670*
Class M                  $442          $693          $962        $1,731

Pennsylvania Fund
Class A                  $537          $723          $925        $1,507
Class B                  $657          $789        $1,044        $1,670*
Class B (no redemption)  $157          $489          $844        $1,670*
Class M                  $442          $693          $962        $1,731
-----------------------------------------------------------------------------

* Reflects conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs eight years after purchase.

What are each fund's main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue each fund's goal by investing mainly in tax-exempt investments. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with each fund's main investment strategies follows.

* Tax-exempt investments. These investments are issued by public authorities to raise money for public purposes, such as loans for the construction of housing, schools or hospitals, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include private activity obligations of public authorities to finance privately owned or operated facilities. Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable. Investments in securities of issuers located outside the respective state may be applied toward meeting a requirement to invest in a tax-exempt investment if the security pays interest that is exempt from the federal and respective state income tax.

Interest income from private activity bonds may be subject to federal AMT for individuals. As a policy that cannot be changed without the approval of fund shareholders, we cannot include these investments for the purpose of complying with the 80% investment policy described in the "Main Investment Strategies" section. Corporate shareholders will be required to include all tax-exempt interest dividends in determining their federal AMT. For more information, including possible state, local and other taxes, contact your tax advisor.

* General obligations. These are backed by the issuer's authority to levy taxes and are considered an obligation of the issuer. They are payable from the issuer's general unrestricted revenues, although payment may depend upon government appropriation or aid from other governments. These investments may be vulnerable to legal limits on a government's power to raise revenue or increase taxes, as well as economic or other developments that can reduce revenues.

* Special revenue obligations. These are payable from revenue earned by a particular project or other revenue source. They include private activity bonds such as industrial development bonds, which are paid only from the revenues of the private owners or operators of the facilities. Investors can look only to the revenue generated by the project or the private company operating the project rather than the credit of the state or local government authority issuing the bonds. Special revenue obligations are typically subject to greater credit risk than general obligations because of the relatively limited source of revenue.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We invest mostly in investment-grade debt investments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We may invest up to 25% of the fund's total assets in non-investment-grade investments. However, we will not invest in investments rated lower than BB or its equivalent by each agency rating the investment, or unrated securities that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Tax-exempt debt, particularly lower-rated tax-exempt debt, usually has a more limited market than taxable debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

We may buy investments that are insured as to the payment of principal and interest in the event the issuer defaults. Any reduction in the claims paying ability of one of the few insurers that provide this insurance may adversely affect the value of insured investments and, consequently, the value of the fund's shares.

* Concentration of investments. We may make significant investments in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a fund's shares to change more than the values of shares of funds that invest in a greater variety of investments. Certain events may adversely affect all investments within a particular market segment. Examples include legislation or court decisions, concerns about pending legislation or court decisions, or lower demand for the services or products provided by a particular market segment.

Investing mostly in tax-exempt investments of a single state makes a fund more vulnerable to that state's economy and to factors affecting tax exempt issuers in that state than would be true for a more geographically diversified fund. These risks include:

* the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations,

* the introduction of constitutional or statutory limits on a tax-exempt issuer's ability to raise revenues or increase taxes, and

* economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

In addition, because of the relatively small number of issuers of tax-exempt securities, we will probably invest a higher percentage of assets in a single issuer. We may, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly.

At times, the funds and other accounts that we and our affiliates manage may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, swap contracts and inverse floaters. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments or indexes. We may use derivatives for both hedging and non-hedging purposes, such as to modify the behavior of an investment so it responds differently than it would otherwise to changes in a particular interest rate. For example, derivatives may increase or decrease an investment's exposure to long- or short-term interest rates or cause the value of an investment to move in the opposite direction from prevailing short-term or long-term interest rates. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the fund to receive taxable income, which could increase the amount of taxes payable by shareholders.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may also make other types of investments, such as investments in forward commitments, which may produce taxable income and be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep a fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses, including investing in taxable obligations. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause a fund to miss out on investment opportunities, and may prevent a fund from achieving its goal.

* Changes in policies. The Trustees may change a fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by a fund of brokerage commissions.

The following table shows the amount each fund paid in brokerage commissions and the percentage of each fund's average net assets that these commissions represented for the 2004 fiscal year.

------------------------------------------------------------
                      Brokerage     Percentage of Fund's
Fund                  Commissions   Average Net Assets
------------------------------------------------------------
Arizona fund          $270          Less than 0.01%
------------------------------------------------------------
Florida fund          $610          Less than 0.01%
------------------------------------------------------------
Massachusetts fund    $527          Less than 0.01%
------------------------------------------------------------
Michigan fund         $491          Less than 0.01%
------------------------------------------------------------
Minnesota fund        $230          Less than 0.01%
------------------------------------------------------------
New Jersey fund       $521          Less than 0.01%
------------------------------------------------------------
Ohio fund             $580          Less than 0.01%
------------------------------------------------------------
Pennsylvania fund     $193          Less than 0.01%
------------------------------------------------------------

During the 2004 fiscal year, the funds placed no transactions with brokers who provide research (including statistical and quotation) services for Putnam Management and its affiliates. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in each fund's Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in each fund's total return. Combining the brokerage commissions paid by each fund during the last fiscal year (as a percentage of each fund's average net assets) with each fund's Net Expenses ratio for class A shares results in a "combined cost ratio." The following table shows the combined cost ratio (as a percentage of each fund's average net assets) for class A shares for the last fiscal year.

------------------------------------------------------------
Fund                        Combined Cost Ratio
------------------------------------------------------------
Arizona fund                0.88%
------------------------------------------------------------
Florida fund                0.87%
------------------------------------------------------------
Massachusetts fund          0.86%
------------------------------------------------------------
Michigan fund               0.90%
------------------------------------------------------------
Minnesota fund              0.90%
------------------------------------------------------------
New Jersey fund             0.88%
------------------------------------------------------------
Ohio fund                   0.89%
------------------------------------------------------------
Pennsylvania fund           0.89%
------------------------------------------------------------

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of a fund's transaction costs, they do not reflect the undisclosed amount of profit or "mark-up" typically included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which a fund's purchase and sale transactions may change the market price for an investment (the "market impact"), another element of transaction costs.

Another factor in transaction costs is a fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. The following table shows each fund's fiscal year portfolio turnover rate and the average turnover rate for the fund's Lipper category during the past five years.

------------------------------------------------------------------------------
Fund                             2004     2003     2002     2001     2000
------------------------------------------------------------------------------
Arizona fund                       6%      37%      21%      24%      11%
------------------------------------------------------------------------------
Lipper Arizona Municipal
Debt Funds average*               28%      31%      35%      41%      45%
------------------------------------------------------------------------------
Florida fund                      53%      20%      18%      25%      15%
------------------------------------------------------------------------------
Lipper Florida Municipal
Debt Funds average*               32%      33%      32%      29%      55%
------------------------------------------------------------------------------
Massachusetts fund                 7%      29%      24%       7%      15%
------------------------------------------------------------------------------
Lipper Massachusetts Municipal
Debt Funds average*               31%      29%      25%      28%      40%
------------------------------------------------------------------------------
Michigan fund                     10%      24%      21%      14%      7%
------------------------------------------------------------------------------
Lipper Michigan Municipal
Debt Funds average*               28%      30%      20%      29%      47%
------------------------------------------------------------------------------
Minnesota fund                     6%      27%      12%      26%      12%
------------------------------------------------------------------------------
Lipper Minnesota Municipal
Debt Funds average*               27%      28%      23%      18%      44%
------------------------------------------------------------------------------
New Jersey fund                   13%      26%      12%      13%      15%
------------------------------------------------------------------------------
Lipper New Jersey Municipal
Debt Funds average*               30%      29%      29%      29%      54%
------------------------------------------------------------------------------
Ohio fund                         17%      26%      17%      12%      11%
------------------------------------------------------------------------------
Lipper Ohio Municipal
Debt Funds average*               34%      32%      25%      24%      46%
------------------------------------------------------------------------------
Pennsylvania fund                 17%      22%      13%      13%      15%
------------------------------------------------------------------------------
Lipper Pennsylvania Municipal
Debt Funds average*               20%      21%      26%      28%      44%
------------------------------------------------------------------------------

* Average portfolio turnover rate of front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as each fund. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the respective Lipper category. Fiscal years may vary across funds in the Lipper category, which may limit the comparability of each fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of June 30, 2004.

Each fund's portfolio turnover rate and the amount of brokerage commissions they pay will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the funds (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Who manages the funds?

Each fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be each fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. Each fund pays Putnam Management a quarterly management fee for these services based on each fund's average net assets. The funds paid Putnam Management a net management fee (after applicable waivers) of 0.50% (for the Massachusetts fund, Michigan fund and New Jersey fund), 0.49% (for the Florida fund, Ohio fund and Pennsylvania fund), 0.48% (for the Minnesota fund) and 0.47% (for the Arizona fund), respectively, of average net assets for each fund's last fiscal year. Putnam Management's address is One Post Office Square,
Boston, MA 02109.

* Investment management teams. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Tax Exempt Fixed-Income Team are responsible for the day-to-day management of each fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of each fund's portfolio. Their experience as investment professionals over the last five years is shown (prior positions at the same firm are omitted). The following table also shows the dollar range of shares of the funds owned by these professionals as of 6/30/04, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.


-------------------------------------------------------------------------------------
                                                                       Dollar Range
                                             Positions Over              of Fund
Portfolio leader    Since   Employer         Past Five Years           Shares Owned
-------------------------------------------------------------------------------------
David E. Hamlin     2003*   Putnam           Team Leader, Tax               $0
                            Management       Exempt Fixed Income
                            1998 - Present
-------------------------------------------------------------------------------------
                                                                       Dollar Range
                                             Positions Over              of Fund
Portfolio members   Since   Employer         Past Five Years           Shares Owned
-------------------------------------------------------------------------------------
Paul M. Drury       2002    Putnam           Tax Exempt Specialist          $0
                            Management       Previously, Portfolio
                            1989 - Present   Manager and Senior Trader
-------------------------------------------------------------------------------------
Susan A. McCormack  2002**  Putnam           Tax Exempt Specialist          $0
                            Management       Previously, Portfolio
                            1994 - Present   Manager
-------------------------------------------------------------------------------------
James D. St. John   2003    Putnam           Portfolio Construction         $0
                            Management       Specialist
                            1998 - Present   Previously, Quantitative
                                             Analyst
-------------------------------------------------------------------------------------
                            Named Investment Professionals Total            $0
-------------------------------------------------------------------------------------

 * Portfolio leader or member of each fund since 2002.

** Portfolio leader or member of the Arizona, Michigan, Minnesota, New Jersey,
   Ohio and Pennsylvania funds since 1999.

 * Investment in the funds by Putnam employees and the Trustees. As of June 30, 2004, none of the investment professionals identified above and all of the 11 Trustees owned fund shares. The table shows the approximate value of investments in the funds and all Putnam funds as of that date by Putnam employees and the funds' Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

-----------------------------------------------------------------------------
                               Funds       All Putnam funds
-----------------------------------------------------------------------------
Putnam employees          $3,595,000       $431,244,000
-----------------------------------------------------------------------------
Trustees                    $321,000        $40,079,000
-----------------------------------------------------------------------------

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time relative to peer groups. Each fund uses its respective state's Lipper Municipal Debt Funds category average, which is its broad investment category as determined by Lipper Inc., as its peer group. The portion of the incentive compensation pool available to your investment management team is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The funds may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How does a fund price its shares?

The price of a fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Each fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

How do I buy fund shares?

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). Each fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Your financial advisor or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the New York Stock Exchange for your shares to be bought at that day's offering price.

You can buy shares:

* Through a financial advisor. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.

* Through systematic investing. You can make regular investments of $25 or more weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Application forms are available through your advisor or Putnam Investor Services at 1-800-225-1581.

* Subsequent investments via the Internet. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at www.putnaminvestments.com. For more information, contact your advisor or Putnam Investor Services at 1-800-225-1581.

You may also complete an order form and write a check for the amount you wish to invest, payable to the appropriate fund. Return the check and completed form to Putnam Investor Services.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

A fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?

This prospectus offers you a choice of three classes of fund shares: A, B and M. In addition, this prospectus offers a fourth class of shares, class C shares, for the Massachusetts fund. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the "Fees and expenses" section. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the classes of shares:

Class A shares

* Initial sales charge of up to 4.50%

* Lower sales charges available for investments of $25,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees

Class B shares

* No initial sales charge; your entire investment goes to work immediately

* Deferred sales charge of up to 5.00% if shares are sold within six years of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

* Convert automatically to class A shares after eight years, thereby reducing the future 12b-1 fees

* Orders for class B shares of one or more Putnam funds will be treated as orders for class A shares or refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more

Class C shares (available for the Massachusetts fund only)

* No initial sales charge; your entire investment goes to work immediately

* Deferred sales charge of 1.00% if shares are sold within one year of purchase

* Higher annual expenses, and lower dividends, than class A, B or M shares because of higher 12b-1 fees

* No conversion to class A shares, so future 12b-1 fees does not decline over time

* Orders for class C shares of one or more Putnam funds will be treated as orders for class A shares or refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more

Class M shares

* Initial sales charge of up to 3.25%

* Lower sales charges available for investments of $50,000 or more

* No deferred sales charge

* Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

* No conversion to class A shares, so future 12b-1 fees do not decline over time

-----------------------------------------------------------------------------
Initial sales charges for class A and M shares
-----------------------------------------------------------------------------
                            Class A sales charge     Class M sales charge
                             as a percentage of:      as a percentage of:
-----------------------------------------------------------------------------
Amount of purchase        Net amount     Offering   Net amount     Offering
at offering price ($)      invested       price*     invested      price*
-----------------------------------------------------------------------------
Under 25,000                 4.71%        4.50%        3.36%       3.25%
25,000 but under 50,000      4.44         4.25         3.36        3.25
50,000 but under
100,000                      4.44         4.25         2.30        2.25
100,000 but under
250,000                      3.63         3.50         1.52        1.50
250,000 but under
500,000                      2.83         2.75         1.01        1.00
500,000 but under
1,000,000                    2.04         2.00         NONE        NONE
1,000,000 and above          NONE         NONE         NONE        NONE
-----------------------------------------------------------------------------
* Offering price includes sales charge.

The funds offer two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as "breakpoint discounts":

* Right of Accumulation. You can add the amount of your current purchases of class A or class M shares of a fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial advisors. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of your existing accounts and any linked accounts, the fund will use the current maximum public offering price of those shares.

* Statement of Intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the higher initial sales charge you would have paid in the absence of the statement of intention.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

* Individual accounts

* Joint accounts

* Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

* Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

* Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your financial advisor at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The fund or your financial advisor may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial advisor. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on the fund's website at www.putnam.com/individual/index_funds.html and in the SAI.

Deferred sales charges for class B, class C and certain class A shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule.

Year after purchase       1      2      3      4      5      6     7+
-------------------------------------------------------------------------------
Charge                    5%     4%     3%     3%     2%     1%     0%

A deferred sales charge of 1% will apply to class C shares (available for the Massachusetts fund only) if redeemed within one year of purchase. Unless otherwise agreed by Putnam Management, class A shares that are part of a purchase of $1 million or more (other than by a qualified retirement plan) will be subject to a 1% deferred sales charge if redeemed within one year of purchase and a 0.50% deferred sales charge if redeemed in the second year after purchase.

Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

* You may be eligible for reductions and waivers of sales charges. In addition to the breakpoint discount methods described above, sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial advisor or Putnam Retail Management for assistance.

* Distribution (12b-1) plans. Each fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C and class M shares. The Trustees currently limit payments on class A, class B and class M shares to 0.20%, 0.85% and 0.50% of average net assets, respectively. Because these fees are paid out of a fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C and class M shares may cost you more than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares.

* Payments to dealers. As disclosed in the SAI, Putnam Retail Management pays commissions, sales charge reallowances, and ongoing payments to dealers who sell certain classes of fund shares. In addition, Putnam Retail Management may, at its expense, pay concessions to dealers that satisfy certain criteria established from time to time by Putnam Retail Management relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.

How do I sell fund shares?

You can sell your shares back to the appropriate fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

Each fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less. The short-term trading fee is paid directly to the fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from defined contribution plans administered by Putnam, redemptions of shares purchased directly with contributions by a plan participant or sponsor, redemptions for loan repayment, redemptions from certain omnibus accounts, redemptions in the event of shareholder death or post-purchase disability and redemptions made as part of a systematic withdrawal plan. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees or sponsors of retirement plans may also impose short-term trading fees. Please see the SAI for details.

* Selling shares through your financial advisor. Your advisor must receive your request in proper form before the close of regular trading on the New York Stock Exchange for you to receive that day's NAV, less any applicable deferred sales charge and short-term trading fee. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

* Selling shares directly to the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge and short-term trading fee.

By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

By telephone. You may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for your shares. The telephone redemption privilege may be modified or terminated without notice.

* Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

* When will the fund pay me? A fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

* Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), a fund may redeem your shares without your permission and send you the proceeds. Each fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

How do I exchange fund shares?

If you want to switch your investment from one Putnam fund to another, you can exchange your fund shares for shares of the same class of another Putnam fund at NAV. Not all Putnam funds offer all classes of shares or are open to new investors. If you exchange shares subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

To exchange your shares, complete and return an Exchange Authorization Form, which is available from Putnam Investor Services. A telephone exchange privilege is currently available for amounts up to $500,000. The telephone exchange privilege is not available if the fund issued certificates for your shares. You may also exchange shares via the Internet at www.putnaminvestments.com. Ask your financial advisor or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of a fund, the fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held 5 days or less. In the case of defined contribution plans administered by Putnam, the 2.00% fee applies to exchanges of shares purchased by exchange that are held in a plan participant's account for 5 days or less. Administrators, trustees or sponsors of retirement plans may also impose short-term trading fees.

Each fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Fund distributions and taxes

Each fund declares a distribution daily of all its net income. Each fund normally distributes any net investment income monthly and any net realized capital gains annually. You may choose to:

* reinvest all distributions in additional shares;

* receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or

* receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested. If you do not cash a distribution check within a specified period or notify Putnam Investor Services to issue a new check, the distribution will be reinvested in the fund. You will not receive any interest on uncashed distribution or redemption checks. Similarly, if any correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund or in another Putnam fund.

Fund distributions designated as "tax-exempt dividends" are generally not subject to federal income tax. In addition, distributions from interest on tax-exempt investments, with respect to the relevant state, are generally exempt from the personal income tax (if any) of that state. However, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the fund may have on the federal taxation of your benefits. In addition, an investment in a fund may result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

In order for any portion of a fund's distributions to be exempt from the personal income tax of the relevant state (or for the fund shares to be exempt from the Florida intangibles tax, in the case of the Florida fund), the fund and its investments must meet certain requirements that vary according to the relevant state. A fund or its investments may fail to meet the relevant state's requirements for a variety of reasons, which may increase the amount of taxes payable by shareholders. In addition, a fund's distributions may be subject to other state or local taxes, such as a state's alternative minimum tax. Please refer to the SAI for further information concerning the taxation of fund distributions by the relevant state.

Each fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the fund's ordinary income and will be taxable to you as such when it is distributed.

A fund's investments in these and certain other debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

For federal income tax purposes, distributions of investment income other than "tax-exempt dividends" are taxable as ordinary income. Generally, gains realized by the fund on the sale or exchange of investments are taxable to you, even though the income from such investments generally are tax-exempt. Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the funds before your investment (and thus were included in the price you paid). Distributions of gains from investments that the funds owned for more than one year are taxable as capital gains. Distributions of gains from investments that the funds owned for one year or less and gains on the sale of bonds characterized as market discount are taxable as ordinary income. For the period between January 1, 2003 and December 31, 2008, distributions of investment income designated by the fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain. The fund does not expect a significant portion of fund distributions to be derived from qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights tables are intended to help you understand a fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. For the Massachusetts, Michigan, Minnesota, New Jersey, Ohio and Pennsylvania funds this information has been derived from each fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. For the Arizona and Florida funds, this information for the years ended May 31, 2004, 2003, 2002 and 2001 has been derived from each fund's financial statements, which have been audited by KPMG LLP. This information for all periods prior to the year ended May 31, 2001 has been derived from the Arizona and Florida fund's financial statements which have been audited by each fund's previous independent registered public accounting firm. Each independent registered public accounting firm's reports and each fund's financial statements are included in the respective fund's annual report to shareholders, which is available upon request.


FINANCIAL HIGHLIGHTS

Putnam Arizona Tax Exempt Income Fund
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                           Year ended May 31
-------------------------------------------------------------------------------------------------------------
                                         2004           2003           2002           2001          2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $9.51          $9.06          $8.94          $8.54         $9.22
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                     .37 (c)        .37            .43            .46           .47 (c)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               (.42)           .46            .13            .40          (.68)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                    (.05)           .83            .56            .86          (.21)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                        (.36)          (.38)          (.44)          (.46)         (.47)
-------------------------------------------------------------------------------------------------------------
Total distributions                      (.36)          (.38)          (.44)          (.46)         (.47)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $9.10          $9.51          $9.06          $8.94         $8.54
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                   (.52)          9.41           6.36          10.18         (2.28)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $90,981       $115,322       $113,783       $104,424       $90,602
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                 .88 (c)        .91            .88            .88           .86 (c)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                3.91 (c)       4.02           4.77           5.21          5.34 (c)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   5.91          37.41          20.63          23.67         11.44
-------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the years ended May 31, 2004 and May 31, 2000 reflect a reduction of
    0.03% and 0.03%, respectively, based on average net assets for class A shares.




FINANCIAL HIGHLIGHTS

Putnam Arizona Tax Exempt Income Fund
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                          Year ended May 31
-------------------------------------------------------------------------------------------------------------
                                     2004            2003            2002            2001           2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $9.50           $9.06           $8.93           $8.53          $9.21
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                 .31 (c)         .31             .37             .40            .41 (c)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           (.42)            .45             .14             .40           (.68)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                (.11)            .76             .51             .80           (.27)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                    (.30)           (.32)           (.38)           (.40)          (.41)
-------------------------------------------------------------------------------------------------------------
Total distributions                  (.30)           (.32)           (.38)           (.40)          (.41)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $9.09           $9.50           $9.06           $8.93          $8.53
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)              (1.17)           8.59            5.79            9.47          (2.93)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $18,617         $26,703         $24,642         $21,714        $28,157
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            1.53 (c)        1.56            1.53            1.53           1.51 (c)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)            3.25 (c)        3.37            4.12            4.59           4.69 (c)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               5.91           37.41           20.63           23.67          11.44
-------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the years ended May 31, 2004 and May 31, 2000 reflect a reduction of 0.03% and 0.03%, respectively, based on average net assets for class B shares.




FINANCIAL HIGHLIGHTS

Putnam Arizona Tax Exempt Income Fund
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                          Year ended May 31
-------------------------------------------------------------------------------------------------------------
                                     2004            2003            2002            2001           2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $9.52           $9.08           $8.95           $8.55          $9.23
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                 .34 (c)         .35             .41             .43            .44 (c)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           (.41)            .45             .13             .40           (.68)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                (.07)            .80             .54             .83           (.24)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                    (.34)           (.36)           (.41)           (.43)          (.44)
-------------------------------------------------------------------------------------------------------------
Total distributions                  (.34)           (.36)           (.41)           (.43)          (.44)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $9.11           $9.52           $9.08           $8.95          $8.55
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)               (.82)           8.96            6.16            9.84          (2.57)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $1,268          $1,047          $1,088            $880           $849
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            1.18 (c)        1.21            1.18            1.18           1.16 (c)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)            3.61 (c)        3.72            4.47            4.92           5.08 (c)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               5.91           37.41           20.63           23.67          11.44
-------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the years ended May 31, 2004 and May 31, 2000 reflect a reduction of 0.03% and 0.03%, respectively, based on average net assets for class M shares.




FINANCIAL HIGHLIGHTS

Putnam Florida Tax Exempt Income Fund
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                          Year ended May 31
-------------------------------------------------------------------------------------------------------------
                                     2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $9.73           $9.29           $9.15           $8.62           $9.30
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                 .36 (c)         .39             .44             .46             .47
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           (.50)            .44             .14             .53            (.68)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                (.14)            .83             .58             .99            (.21)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                    (.37)           (.39)           (.44)           (.46)           (.47)
-------------------------------------------------------------------------------------------------------------
Total distributions                  (.37)           (.39)           (.44)           (.46)           (.47)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $9.22           $9.73           $9.29           $9.15           $8.62
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)              (1.41)           9.13            6.47           11.61           (2.18)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $166,574        $230,300        $225,859        $217,697        $200,961
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)             .87 (c)         .86             .85             .84             .86
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)            3.84 (c)        4.10            4.77            5.04            5.35
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              53.31           20.22           18.26           25.47           15.32
-------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the year ended May 31, 2004 reflect a reduction of 0.01% based on the average net assets for class A shares.




FINANCIAL HIGHLIGHTS

Putnam Florida Tax Exempt Income Fund
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                           Year ended May 31
-------------------------------------------------------------------------------------------------------------
                                       2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $9.73           $9.29           $9.15           $8.62           $9.30
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                   .30 (c)         .33             .38             .40             .42
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (.50)            .44             .14             .53            (.68)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (.20)            .77             .52             .93            (.26)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                      (.31)           (.33)           (.38)           (.40)           (.42)
-------------------------------------------------------------------------------------------------------------
Total distributions                    (.31)           (.33)           (.38)           (.40)           (.42)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $9.22           $9.73           $9.29           $9.15           $8.62
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (2.06)           8.43            5.78           10.89           (2.81)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $35,891         $53,191         $59,987         $71,747         $70,805
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)              1.52 (c)        1.51            1.50            1.49            1.51
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              3.19 (c)        3.45            4.12            4.39            4.70
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                53.31           20.22           18.26           25.47           15.32
-------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the year ended May 31, 2004 reflect a reduction of 0.01% based on the average net assets for class B shares.




FINANCIAL HIGHLIGHTS

Putnam Florida Tax Exempt Income Fund
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                            Year ended May 31
-------------------------------------------------------------------------------------------------------------
                                       2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $9.72           $9.29           $9.15           $8.62           $9.29
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                   .33 (c)         .36             .41             .43             .45
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (.49)            .43             .14             .53            (.67)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (.16)            .79             .55             .96            (.22)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                      (.34)           (.36)           (.41)           (.43)           (.45)
-------------------------------------------------------------------------------------------------------------
Total distributions                    (.34)           (.36)           (.41)           (.43)           (.45)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $9.22           $9.72           $9.29           $9.15           $8.62
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (1.62)           8.69            6.16           11.28           (2.37)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $744          $1,372          $1,065            $738            $520
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)              1.17 (c)        1.16            1.15            1.14            1.16
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              3.55 (c)        3.80            4.47            4.73            5.02
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                53.31           20.22           18.26           25.47           15.32
-------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the year ended May 31, 2004 reflect a reduction of 0.01% based on the average net assets for class M shares.




FINANCIAL HIGHLIGHTS

Putnam Massachusetts Tax Exempt Income Fund
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                            Year ended May 31
-------------------------------------------------------------------------------------------------------------
                                       2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $9.79           $9.34           $9.20           $8.74           $9.45
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                   .38             .42             .46             .48             .50
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (.43)            .44             .14             .46            (.71)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (.05)            .86             .60             .94            (.21)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                      (.39)           (.41)           (.46)           (.48)           (.50)
-------------------------------------------------------------------------------------------------------------
Total distributions                    (.39)           (.41)           (.46)           (.48)           (.50)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $9.35           $9.79           $9.34           $9.20           $8.74
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (.53)           9.39            6.61           10.95           (2.20)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $270,640        $344,042        $337,865        $285,452        $259,479
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               .86             .84             .83             .82             .84
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              3.98            4.42            4.89            5.28            5.55
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 7.27           29.10           24.33            6.91           15.17
-------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.




FINANCIAL HIGHLIGHTS

Putnam Massachusetts Tax Exempt Income Fund
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                            Year ended May 31
-------------------------------------------------------------------------------------------------------------
                                       2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $9.78           $9.33           $9.19           $8.73           $9.44
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                   .32             .36             .40             .42             .44
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (.42)            .44             .14             .46            (.71)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (.10)            .80             .54             .88            (.27)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                      (.33)           (.35)           (.40)           (.42)           (.44)
-------------------------------------------------------------------------------------------------------------
Total distributions                    (.33)           (.35)           (.40)           (.42)           (.44)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $9.35           $9.78           $9.33           $9.19           $8.73
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (1.08)           8.69            5.91           10.24           (2.85)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $88,253        $122,436        $118,486        $121,881        $109,426
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)              1.51            1.49            1.48            1.47            1.49
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              3.33            3.77            4.25            4.63            4.90
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 7.27           29.10           24.33            6.91           15.17
-------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.



FINANCIAL HIGHLIGHTS

Putnam Massachusetts Tax Exempt Income Fund
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------

                                                For the period
Per-share                                      August 19, 2003+
operating performance                             to May 31
----------------------------------------------------------------
                                                     2004
----------------------------------------------------------------
Net asset value,
beginning of period                                 $9.35
----------------------------------------------------------------
Investment operations:
----------------------------------------------------------------
Net investment income                                 .24
----------------------------------------------------------------
Net realized and unrealized
gain on investments                                   .02
----------------------------------------------------------------
Total from
investment operations                                 .26
----------------------------------------------------------------
Less distributions:
----------------------------------------------------------------
From net
investment income                                    (.25)
----------------------------------------------------------------
Total distributions                                  (.25)
----------------------------------------------------------------
Net asset value,
end of period                                       $9.36
----------------------------------------------------------------
Total return at
net asset value (%)(a)                               2.71 *
----------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------
Net assets, end of period
(in thousands)                                       $987
----------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.30 *
----------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            2.52 *
----------------------------------------------------------------
Portfolio turnover (%)                               7.27
----------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.



FINANCIAL HIGHLIGHTS

Putnam Massachusetts Tax Exempt Income Fund
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                             Year ended May 31
-------------------------------------------------------------------------------------------------------------
                                       2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $9.79           $9.33           $9.20           $8.74           $9.45
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                   .36             .39             .43             .45             .47
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (.44)            .45             .13             .46            (.71)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (.08)            .84             .56             .91            (.24)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                      (.36)           (.38)           (.43)           (.45)           (.47)
-------------------------------------------------------------------------------------------------------------
Total distributions                    (.36)           (.38)           (.43)           (.45)           (.47)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $9.35           $9.79           $9.33           $9.20           $8.74
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (.83)           9.18            6.17           10.61           (2.50)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $4,832          $6,007          $6,324          $5,855          $4,174
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)              1.16            1.14            1.13            1.12            1.14
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              3.69            4.12            4.60            4.98            5.25
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 7.27           29.10           24.33            6.91           15.17
-------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.




FINANCIAL HIGHLIGHTS

Putnam Michigan Tax Exempt Income Fund
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                            Year ended May 31
-------------------------------------------------------------------------------------------------------------
                                       2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $9.26           $8.95           $8.83           $8.38           $9.14
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                   .37 (c)         .38             .43             .45             .46
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (.40)            .32             .12             .45            (.76)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (.03)            .70             .55             .90            (.30)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                      (.37)           (.39)           (.43)           (.45)           (.46)
-------------------------------------------------------------------------------------------------------------
Total distributions                    (.37)           (.39)           (.43)           (.45)           (.46)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $8.86           $9.26           $8.95           $8.83           $8.38
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (.34)           8.03            6.39           10.95           (3.30)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $116,485        $146,255        $142,706        $130,071        $116,715
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               .90 (c)         .89             .87             .87             .88
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              4.12 (c)        4.23            4.82            5.18            5.30
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 9.90           24.48           20.71           14.46            7.36
-------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ending May 31, 2004 reflect a reduction of less than
    0.01% based on the average net assets for class A shares.




FINANCIAL HIGHLIGHTS

Putnam Michigan Tax Exempt Income Fund
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                            Year ended May 31
-------------------------------------------------------------------------------------------------------------
                                       2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $9.25           $8.94           $8.83           $8.36           $9.12
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                   .31 (c)         .33             .37             .39             .40
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (.40)            .31             .12             .48            (.76)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (.09)            .64             .49             .87            (.36)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                      (.31)           (.33)           (.38)           (.40)           (.40)
-------------------------------------------------------------------------------------------------------------
Total distributions                    (.31)           (.33)           (.38)           (.40)           (.40)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $8.85           $9.25           $8.94           $8.83           $8.36
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (1.00)           7.33            5.58           10.50           (3.95)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $32,165         $43,632         $43,308         $45,406         $40,060
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)              1.55 (c)        1.54            1.52            1.52            1.53
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              3.47 (c)        3.58            4.17            4.53            4.65
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 9.90           24.48           20.71           14.46            7.36
-------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ending May 31, 2004 reflect a reduction of less than
    0.01% based on the average net assets for class B shares.




FINANCIAL HIGHLIGHTS

Putnam Michigan Tax Exempt Income Fund
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                             Year ended May 31
-------------------------------------------------------------------------------------------------------------
                                       2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $9.26           $8.95           $8.83           $8.37           $9.13
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                   .35 (c)         .36             .40             .43             .43
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (.41)            .32             .13             .46            (.76)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (.06)            .68             .53             .89            (.33)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                      (.34)           (.37)           (.41)           (.43)           (.43)
-------------------------------------------------------------------------------------------------------------
Total distributions                    (.34)           (.37)           (.41)           (.43)           (.43)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $8.86           $9.26           $8.95           $8.83           $8.37
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (.65)           7.70            6.07           10.75           (3.60)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $1,404          $2,023          $2,852          $2,320          $2,010
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)              1.20 (c)        1.19            1.17            1.17            1.18
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              3.82 (c)        3.93            4.53            4.88            5.02
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 9.90           24.48           20.71           14.46            7.36
-------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ending May 31, 2004 reflect a reduction of less than
    0.01% based on the average net assets for class M shares.




FINANCIAL HIGHLIGHTS

Putnam Minnesota Tax Exempt Income Fund
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                           Year ended May 31
-------------------------------------------------------------------------------------------------------------
                                     2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $9.24           $8.84           $8.73           $8.31           $9.05
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                 .37 (c)         .39             .44             .45             .44 (c)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           (.33)            .40             .10             .42            (.74)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                 .04             .79             .54             .87            (.30)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                    (.37)           (.39)           (.43)           (.45)           (.44)
-------------------------------------------------------------------------------------------------------------
Total distributions                  (.37)           (.39)           (.43)           (.45)           (.44)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $8.91           $9.24           $8.84           $8.73           $8.31
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                .40            9.12            6.36           10.61           (3.30)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $99,447        $115,107        $105,533         $94,147         $86,868
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)             .90 (c)         .91             .88             .88             .89 (c)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)            4.01 (c)        4.36            4.97            5.17            5.15 (c)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               5.79           26.67           12.16           25.76           12.09
-------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the years ended May 31, 2004 and May 31, 2000 reflect a reduction of
    0.02% and 0.01%, respectively, based on average net assets for class A shares.




FINANCIAL HIGHLIGHTS

Putnam Minnesota Tax Exempt Income Fund
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                         Year ended May 31
-------------------------------------------------------------------------------------------------------------
                                     2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $9.21           $8.82           $8.70           $8.29           $9.02
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                 .31 (c)         .33             .38             .39             .38 (c)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           (.33)            .39             .12             .41            (.73)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                (.02)            .72             .50             .80            (.35)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                    (.31)           (.33)           (.38)           (.39)           (.38)
-------------------------------------------------------------------------------------------------------------
Total distributions                  (.31)           (.33)           (.38)           (.39)           (.38)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $8.88           $9.21           $8.82           $8.70           $8.29
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)               (.27)           8.31            5.80            9.78           (3.84)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $34,527         $46,152         $45,367         $47,678         $45,249
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            1.55 (c)        1.56            1.53            1.53            1.54 (c)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)            3.35 (c)        3.71            4.32            4.52            4.50 (c)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               5.79           26.67           12.16           25.76           12.09
-------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the years ended May 31, 2004 and May 31, 2000 reflect a reduction of
    0.02% and 0.01%, respectively, based on average net assets for class B shares.




FINANCIAL HIGHLIGHTS

Putnam Minnesota Tax Exempt Income Fund
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                           Year ended May 31
-------------------------------------------------------------------------------------------------------------
                                     2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $9.24           $8.84           $8.72           $8.31           $9.04
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                 .34 (c)         .36             .41             .42             .42 (c)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           (.33)            .40             .12             .41            (.73)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                 .01             .76             .53             .83            (.31)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                    (.34)           (.36)           (.41)           (.42)           (.42)
-------------------------------------------------------------------------------------------------------------
Total distributions                  (.34)           (.36)           (.41)           (.42)           (.42)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $8.91           $9.24           $8.84           $8.72           $8.31
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                .09            8.80            6.16           10.15           (3.49)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $1,202          $1,470          $1,414          $2,180          $2,185
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            1.20 (c)        1.21            1.18            1.18            1.19 (c)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)            3.71 (c)        4.06            4.67            4.88            4.87 (c)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               5.79           26.67           12.16           25.76           12.09
-------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the years ended May 31, 2004 and May 31, 2000 reflect a reduction of
    0.02% and 0.01%, respectively, based on average net assets for class M shares.




FINANCIAL HIGHLIGHTS

Putnam New Jersey Tax Exempt Income Fund
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                            Year ended May 31
-------------------------------------------------------------------------------------------------------------
                                       2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $9.37           $9.05           $8.94           $8.47           $9.15
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                   .35 (c)         .39             .43             .46             .47
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (.38)            .32             .10             .47            (.68)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (.03)            .71             .53             .93            (.21)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                      (.35)           (.39)           (.42)           (.46)           (.47)
-------------------------------------------------------------------------------------------------------------
Total distributions                    (.35)           (.39)           (.42)           (.46)           (.47)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $8.99           $9.37           $9.05           $8.94           $8.47
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (.35)           7.99            6.09           11.16           (2.32)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $175,142        $215,339        $211,584        $187,400        $173,872
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               .88 (c)         .86             .86             .86             .86
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              3.75 (c)        4.25            4.71            5.17            5.35
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                13.46           26.49           11.90           12.68           14.61
-------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended May 31, 2004, reflect a reduction of less than 0.01%
    based on average net assets for class A shares.




FINANCIAL HIGHLIGHTS

Putnam New Jersey Tax Exempt Income Fund
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                            Year ended May 31
-------------------------------------------------------------------------------------------------------------
                                       2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $9.36           $9.04           $8.94           $8.46           $9.14
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                   .29 (c)         .33             .37             .40             .41
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (.38)            .32             .10             .48            (.68)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (.09)            .65             .47             .88            (.27)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                      (.29)           (.33)           (.37)           (.40)           (.41)
-------------------------------------------------------------------------------------------------------------
Total distributions                    (.29)           (.33)           (.37)           (.40)           (.41)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $8.98           $9.36           $9.04           $8.94           $8.46
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (1.00)           7.29            5.29           10.57           (2.97)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $75,363        $100,977         $99,225         $90,274         $84,296
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)              1.53 (c)        1.51            1.51            1.51            1.51
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              3.10 (c)        3.60            4.06            4.52            4.70
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                13.46           26.49           11.90           12.68           14.61
-------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended May 31, 2004, reflect a reduction of less than 0.01%
    based on average net assets for class B shares.




FINANCIAL HIGHLIGHTS

Putnam New Jersey Tax Exempt Income Fund
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                            Year ended May 31
-------------------------------------------------------------------------------------------------------------
                                       2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $9.36           $9.04           $8.94           $8.46           $9.15
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                   .32 (c)         .36             .40             .43             .44
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (.37)            .32             .10             .48            (.69)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (.05)            .68             .50             .91            (.25)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                      (.32)           (.36)           (.40)           (.43)           (.44)
-------------------------------------------------------------------------------------------------------------
Total distributions                    (.32)           (.36)           (.40)           (.43)           (.44)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $8.99           $9.36           $9.04           $8.94           $8.46
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (.54)           7.67            5.66           10.96           (2.73)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $2,011          $2,070          $1,827            $909            $675
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)              1.18 (c)        1.16            1.16            1.16            1.16
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              3.44 (c)        3.94            4.41            4.86            5.05
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                13.46           26.49           11.90           12.68           14.61
-------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended May 31, 2004, reflect a reduction of less than
    0.01% based on average net assets for class M shares.




FINANCIAL HIGHLIGHTS

Putnam Ohio Tax Exempt Income Fund
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                         Year ended May 31
-------------------------------------------------------------------------------------------------------------
                                     2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------

Net asset value,
beginning of period                 $9.33           $8.87           $8.77           $8.29           $8.99
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                 .34 (c)         .36             .42             .44             .45 (c)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           (.38)            .46             .10             .47            (.70)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                (.04)            .82             .52             .91            (.25)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                    (.35)           (.36)           (.42)           (.43)           (.45)
-------------------------------------------------------------------------------------------------------------
Total distributions                  (.35)           (.36)           (.42)           (.43)           (.45)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $8.94           $9.33           $8.87           $8.77           $8.29
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)               (.49)           9.48            5.98           11.22           (2.72)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $153,317        $183,383        $167,223        $153,806        $149,434
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)             .89 (c)         .88             .91             .88             .87 (c)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)            3.75 (c)        3.94            4.70            5.03            5.24 (c)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              17.43           25.66           17.26           11.88           10.84
-------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the years ended May 31, 2004 and May 31, 2000 reflect a reduction of
    0.01% and 0.01%, respectively, based on average net assets for class A shares.




FINANCIAL HIGHLIGHTS

Putnam Ohio Tax Exempt Income Fund
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                           Year ended May 31
-------------------------------------------------------------------------------------------------------------
                                     2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $9.32           $8.86           $8.76           $8.28           $8.98
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                 .28 (c)         .30             .36             .38             .39 (c)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           (.38)            .47             .10             .48            (.69)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                (.10)            .77             .46             .86            (.30)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                    (.29)           (.31)           (.36)           (.38)           (.40)
-------------------------------------------------------------------------------------------------------------
Total distributions                  (.29)           (.31)           (.36)           (.38)           (.40)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $8.93           $9.32           $8.86           $8.76           $8.28
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)              (1.15)           8.78            5.30           10.51           (3.37)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $33,382         $43,983         $43,696         $51,687         $48,424
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            1.54 (c)        1.53            1.56            1.53            1.52 (c)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)            3.10 (c)        3.30            4.05            4.38            4.59 (c)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              17.43           25.66           17.26           11.88           10.84
-------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the years ended May 31, 2004 and May 31, 2000 reflect a reduction of
    0.01% and 0.01%, respectively, based on average net assets for class B shares.




FINANCIAL HIGHLIGHTS

Putnam Ohio Tax Exempt Income Fund
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                           Year ended May 31
-------------------------------------------------------------------------------------------------------------
                                     2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $9.33           $8.88           $8.77           $8.29           $8.99
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                 .32 (c)         .33             .39             .41             .42 (c)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           (.39)            .46             .11             .48            (.69)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                (.07)            .79             .50             .89            (.27)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                    (.32)           (.34)           (.39)           (.41)           (.43)
-------------------------------------------------------------------------------------------------------------
Total distributions                  (.32)           (.34)           (.39)           (.41)           (.43)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $8.94           $9.33           $8.88           $8.77           $8.29
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)               (.80)           9.03            5.78           10.88           (3.02)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $907          $3,457          $2,988          $1,932          $1,626
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            1.19 (c)        1.18            1.21            1.18            1.17 (c)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)            3.41 (c)        3.64            4.39            4.73            4.94 (c)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              17.43           25.66           17.26           11.88           10.84
-------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the years ended May 31, 2004 and May 31, 2000 reflect a reduction of
    0.01% and 0.01%, respectively, based on average net assets for class M shares.




FINANCIAL HIGHLIGHTS

Putnam Pennsylvania Tax Exempt Income Fund
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                             Year ended May 31
-------------------------------------------------------------------------------------------------------------
                                       2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $9.27           $8.91           $8.78           $8.35           $9.12
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                   .37 (c)         .42             .44             .47             .47
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (.39)            .36             .14             .43            (.77)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (.02)            .78             .58             .90            (.30)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                      (.37)           (.42)           (.45)           (.47)           (.47)
-------------------------------------------------------------------------------------------------------------
Total distributions                    (.37)           (.42)           (.45)           (.47)           (.47)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $8.88           $9.27           $8.91           $8.78           $8.35
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (.21)           8.98            6.79           11.04           (3.30)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $152,997        $187,002        $175,619        $159,363        $141,406
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               .89 (c)         .88             .86             .87             .87
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              4.08 (c)        4.62            4.98            5.45            5.44
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                17.09           21.79           12.88           13.31           14.85
-------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended May 31, 2004 reflect a reduction of 0.01% based on average net assets for class A shares.




FINANCIAL HIGHLIGHTS

Putnam Pennsylvania Tax Exempt Income Fund
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                            Year ended May 31
-------------------------------------------------------------------------------------------------------------
                                       2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $9.26           $8.90           $8.77           $8.34           $9.11
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                   .31 (c)         .36             .39             .42             .41
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (.39)            .36             .14             .43            (.77)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (.08)            .72             .53             .85            (.36)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                      (.31)           (.36)           (.40)           (.42)           (.41)
-------------------------------------------------------------------------------------------------------------
Total distributions                    (.31)           (.36)           (.40)           (.42)           (.41)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $8.87           $9.26           $8.90           $8.77           $8.34
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (.87)           8.29            6.10           10.33           (3.94)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $50,613         $74,250         $71,421         $67,541         $76,921
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)              1.54 (c)        1.53            1.51            1.52            1.52
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              3.43 (c)        3.97            4.33            4.80            4.79
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                17.09           21.79           12.88           13.31           14.85
-------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended May 31, 2004 reflect a reduction of 0.01% based on average net assets for class B shares.




FINANCIAL HIGHLIGHTS

Putnam Pennsylvania Tax Exempt Income Fund
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                            Year ended May 31
-------------------------------------------------------------------------------------------------------------
                                       2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $9.28           $8.91           $8.79           $8.36           $9.12
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                   .34 (c)         .39             .42             .45             .44
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (.39)            .37             .13             .43            (.76)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (.05)            .76             .55             .88            (.32)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                      (.34)           (.39)           (.43)           (.45)           (.44)
-------------------------------------------------------------------------------------------------------------
Total distributions                    (.34)           (.39)           (.43)           (.45)           (.44)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $8.89           $9.28           $8.91           $8.79           $8.36
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (.52)           8.78            6.34           10.70           (3.48)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $2,220          $3,440          $3,363          $2,874          $2,197
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)              1.19 (c)        1.18            1.16            1.17            1.17
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              3.77 (c)        4.31            4.69            5.16            5.14
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                17.09           21.79           12.88           13.31           14.85
-------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended May 31, 2004 reflect a reduction of 0.01% based on average net assets for class M shares.



Make the most of your Putnam privileges

As a Putnam mutual fund shareholder, you have access to a number of services that can help you build a more effective and flexible financial program. Here are some of the ways you can use these privileges to make the most of your Putnam mutual fund investment.

* SYSTEMATIC INVESTMENT PLAN

Invest as much as you wish ($25 or more). The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

* SYSTEMATIC WITHDRAWAL

Make regular withdrawals of $50 or more monthly, quarterly, semiannually, or annually from your Putnam mutual fund account valued at $5,000 or more.

* SYSTEMATIC EXCHANGE

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

* EXCHANGE PRIVILEGE

Exchange money between Putnam funds in the same class of shares. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

A 2.00% short-term trading fee will apply to exchanges of shares from Putnam funds (other than money market funds) held for 5 days or less. A separate 1.00% short-term trading fee may apply to exchanges of shares of certain Putnam funds that occur within 6 to 90 days of purchase. Please read the prospectus of the applicable fund for more details.

* DIVIDENDS PLUS

Diversify your portfolio by investing dividends and other distributions from one Putnam fund automatically into another at net asset value.

* STATEMENT OF INTENTION

To reduce a front-end sales charge, you may agree to invest a minimum dollar amount over 13 months. Depending on your fund, the minimum is $25,000, $50,000, or $100,000. Whenever you make an investment under this arrangement, you or your financial advisor should notify Putnam Investor Services that a Statement of Intention is in effect.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and system atic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

Many of these services can be accessed online at www.putnaminvestments.com.

For more information about any of these services and privileges, call your financial advisor or a Putnam customer service representative toll free at 1-800-225-1581.

Putnam Family of Funds a

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

PUTNAM GROWTH FUNDS

Putnam Discovery Growth Fund
Putnam Growth Opportunities Fund
Putnam Health Sciences Trust
Putnam International New Opportunities Fund
Putnam New Opportunities Fund
Putnam OTC & Emerging Growth Fund
Putnam Small Cap Growth Fund
Putnam Vista Fund
Putnam Voyager Fund

PUTNAM BLEND FUNDS

Putnam Capital Appreciation Fund
Putnam Capital Opportunities Fund
Putnam Europe Equity Fund
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam International Capital Opportunities Fund
Putnam International Equity Fund
Putnam Investors Fund
Putnam Research Fund
Putnam Tax Smart Equity Fund
Putnam Utilities Growth and Income Fund

PUTNAM VALUE FUNDS

Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Putnam International Growth and Income Fund
Putnam Mid Cap Value Fund
Putnam New Value Fund
Putnam Small Cap Value Fund b

PUTNAM INCOME FUNDS

Putnam American Government Income Fund
Putnam Diversified Income Trust
Putnam Global Income Trust
Putnam High Yield Advantage Fund b
Putnam High Yield Trust
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam Money Market Fund c
Putnam Prime Money Market Fund c
Putnam U.S. Government Income Trust

PUTNAM TAX-FREE INCOME FUNDS

Putnam Municipal Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund c
Putnam Tax-Free High Yield Fund
Putnam Tax-Free Insured Fund

Putnam State tax-free income funds d

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

PUTNAM ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio

a As of 6/30/04.

b Closed to new investors.

c An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in such funds.

d Not available in all states.


For more information about Putnam Arizona Tax Exempt Income Fund, Putnam Florida Tax Exempt Income Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund and Putnam Pennsylvania Tax Exempt Income Fund

Each fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's reports and financial statements included in each fund's most recent annual reports to its shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. Each fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 41203
             Providence, Rhode Island 02940-1203

             www.putnaminvestments.com

File Nos.:

Arizona Fund 811-06258         Minnesota Fund 811-04527
Florida Fund 811-06129         New Jersey Fund 811-05977
Massachusetts Fund 811-04518   Ohio Fund 811-04528
Michigan Fund 811-04529        Pennsylvania Fund 811-05802

                                         NP047 210624 9/04




PUTNAM ARIZONA TAX EXEMPT INCOME FUND

PUTNAM FLORIDA TAX EXEMPT INCOME FUND

PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND

PUTNAM MICHIGAN TAX EXEMPT INCOME FUND

PUTNAM MINNESOTA TAX EXEMPT INCOME FUND

PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND

PUTNAM OHIO TAX EXEMPT INCOME FUND

PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND

FORM N-1A
PART B

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

September 30, 2004

This SAI is not a prospectus. If a fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Certain disclosure has been incorporated by reference from the funds' annual reports. For a free copy of the funds' annual reports or prospectus dated September 30, 2004, as revised from time to time, call Putnam Investor Services at 1-800-225-1581 or write Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.

Part I of this SAI contains specific information about the funds.
Part II includes information about these funds and the other
Putnam funds.

511035


Table of Contents

PART I

FUND ORGANIZATION AND CLASSIFICATION                          I-3
INVESTMENT RESTRICTIONS                                       I-4

CHARGES AND EXPENSES                                          I-6
STATE TAXES                                                  I-33
INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM AND FINANCIAL STATEMENTS                                I-39

PART II

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS    II-1
TAXES                                                       II-25

MANAGEMENT                                                  II-30
DETERMINATION OF NET ASSET VALUE                            II-40

HOW TO BUY SHARES                                           II-42
DISTRIBUTION PLANS                                          II-52
INVESTOR SERVICES                                           II-56

SIGNATURE GUARANTEES                                        II-60
SUSPENSION OF REDEMPTIONS                                   II-60
SHAREHOLDER LIABILITY                                       II-60
PROXY VOTING GUIDELINES AND PROCEDURES                      II-60
SECURITIES RATINGS                                          II-61
DEFINITIONS                                                 II-65
APPENDIX A                                                  II-66


SAI

PART I

FUND ORGANIZATION AND CLASSIFICATION

Each fund is a separate Massachusetts business trust. Putnam Arizona Tax Exempt Income Fund was organized on November 9, 1990. Putnam Florida Tax Exempt Income Fund was organized on June 27, 1990. Each of Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund and Putnam Ohio Tax Exempt Income Fund was organized on July 14, 1989. Putnam New Jersey Tax Exempt Income Fund was organized on November 17, 1989. Putnam Pennsylvania Tax Exempt Income Fund was organized on April 20, 1989. A copy of each fund's Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

Each fund is an open--end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Each fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund.

Each fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although each fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. Each fund has also voluntarily undertaken to hold an annual meeting at least every five years.

The Massachusetts, Michigan, Minnesota, Ohio and Pennsylvania funds are "diversified" investment companies under the Investment Company Act of 1940, and the Arizona, Florida and New Jersey funds are "non-diversified" investment companies under the Investment Company Act of 1940. This means that with respect to 75% of the total assets of the Massachusetts, Michigan, Minnesota, Ohio and Pennsylvania funds and with respect to 50% of the total assets of the Arizona, Florida and New Jersey funds, a fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of the Massachusetts, Michigan, Minnesota, Ohio and Pennsylvania funds' total assets and the remaining 50% of the Arizona, Florida and New Jersey funds' total assets are not subject to this restriction. To the extent a fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, each fund may not and will not:

(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

(6) (Arizona, Florida and New Jersey funds only). With respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(7) (Massachusetts, Michigan, Minnesota, Ohio and Pennsylvania funds only). With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(8) (Arizona, Florida and New Jersey funds only). With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(9) (Massachusetts, Michigan, Minnesota, Ohio and Pennsylvania funds only). With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(10) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities or tax--exempt securities, except tax-exempt securities backed only by the assets and revenues of non-governmental issuers) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

(11) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

Subject to shareholder approval at a meeting scheduled for November 11, 2004 (or at a later time if such meeting is adjourned), the Trustees have approved the revised versions of fundamental restrictions (1), (5),
(6) and (7) above:

(1) The fund may not[b]orrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(5) The fund may not[m]ake loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) (Arizona, Florida and New Jersey funds only). The fund may not[w]ith respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(7) (Massachusetts, Michigan, Minnesota, Ohio and Pennsylvania funds only). The fund may not[w]ith respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

Although certain of each fund's fundamental investment restrictions permit it to borrow money to a limited extent, none of the funds currently intends to do so or did so last year.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

Each fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees (or the person designated by the Trustees to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

All percentage limitations on investments (other than pursuant to the immediate preceding non-fundamental restriction) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

CHARGES AND EXPENSES

Management fees

Each fund pays a quarterly fee to Putnam Management based on the average net assets of that fund, as determined at the close of each business day during the quarter, at the annual rate equal to the lesser of (i) 0.50% of the average net asset value of the fund or (ii) 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

For the past three fiscal years, pursuant to the management contract, each fund incurred the following fees:
                                                      Amount
                                                  management fee
                                    Amount of       would have
              Fiscal  Management   management      been without
Fund name      year    fee paid    fee waived    expense reduction

ARIZONA FUND   2004    $596,645     $41,527        $638,172
               2003    $715,103         N/A             N/A
               2002    $677,374         N/A             N/A


FLORIDA FUND   2004  $1,177,453     $29,115      $1,206,568
               2003  $1,438,486         N/A             N/A
               2002  $1,456,199         N/A             N/A


MASSACHUSETTS
FUND           2004  $2,081,466         N/A             N/A
               2003  $2,330,695         N/A             N/A
               2002  $2,239,621         N/A             N/A


MICHIGAN FUND  2004    $851,757      $4,261        $856,018
               2003    $949,998         N/A             N/A
               2002    $934,781         N/A             N/A


MINNESOTA FUND 2004    $729,389     $24,572        $753,961
               2003    $787,434         N/A             N/A
               2002    $749,001         N/A             N/A


NEW JERSEY
FUND           2004  $1,420,604      $9,468      $1,430,072
               2003  $1,576,830         N/A             N/A
               2002  $1,503,493         N/A             N/A


OHIO FUND      2004  $1,028,288     $29,927      $1,058,215
               2003  $1,115,391         N/A             N/A
               2002  $1,063,696         N/A             N/A

PENNSYLVANIA
FUND           2004  $1,161,705     $21,721      $1,183,426
               2003  $1,289,649         N/A             N/A
               2002  $1,219,484         N/A             N/A

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal periods indicated:

              Fiscal         Brokerage
               year         commissions

ARIZONA FUND   2004             $270
               2003             $954
               2002             $364


FLORIDA FUND   2004             $610
               2003           $3,215
               2002             $820


MASSACHUSETTS
FUND           2004             $527
               2003           $2,865
               2002           $1,052


MICHIGAN FUND  2004             $491
               2003           $1,031
               2002             $463


MINNESOTA FUND 2004             $230
               2003           $1,020
               2002             $240


NEW JERSEY
FUND           2004             $521
               2003           $2,563
               2002             $393

OHIO FUND      2004             $580
               2003           $2,242
               2002             $631

PENNSYLVANIA
FUND           2004             $193
               2003             $946
               2002             $710

The funds placed no transactions with brokers or dealers during the most recent fiscal year to recognize research, statistical and quotation services received by Putnam Management and its affiliates.

Administrative expense reimbursement

The funds reimbursed Putnam Management for administrative services during fiscal 2004, including compensation of certain fund officers and contributions to the Putnam Investments Profit Sharing Retirement Plan for their benefit, as follows:

                              Portion of total
                             reimbursement for
                               compensation
                    Total           and
               reimbursement    contributions
                ------------------------------
Arizona fund        $6,785        $5,322
Florida fund        $6,958        $5,458
Massachusetts fund  $7,233        $5,673
Michigan fund       $6,855        $5,377
Minnesota fund      $6,846        $5,370
New Jersey fund     $7,041        $5,523
Ohio fund           $6,926        $5,433
Pennsylvania fund   $6,982        $5,477

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages each fund's other affairs and business.

The following tables show the value of each Trustee's holdings in each fund and in all of the Putnam Funds as of December 31, 2003.


                              Dollar         Dollar         Dollar
                              range of       range of       range of         Dollar
                              Putnam         Putnam         Putnam           Range of
                              Arizona        Florida        Massachusetts    Putnam
                              Tax Exempt     Tax Exempt     Tax Exempt       Michigan Tax
                              Income Fund    Income Fund    Income Fund      Exempt Income
Name of Trustee               shares owned   shares owned   shares owned     shares owned
Jameson A. Baxter             $1-$10,000     $1-$10,000     $1-$10,000       $1-$10,000
Charles B. Curtis             $1-$10,000     $1-$10,000     $1-$10,000       $1-$10,000
John A. Hill                  $1-$10,000     $1-$10,000     $1-$10,000       $1-$10,000
Ronald J. Jackson             $1-$10,000     $1-$10,000     $10,001-$50,000  $1-$10,000
Paul L. Joskow                $1-$10,000     $1-$10,000     over $100,000    $1-$10,000
Elizabeth T. Kennan           $1-$10,000     none           $1-$10,000       $1-$10,000
John H. Mullin, III           $1-$10,000     $1-$10,000     $1-$10,000       $1-$10,000
Robert E. Patterson           none           none           none             none
W. Thomas Stephens            $1-$10,000     $1-$10,000     $1-$10,000       $1-$10,000
*George Putnam, III           $1-$10,000     $1-$10,000     $1-$10,000       $1-$10,000
*A.J.C. Smith                 $1-$10,000     $1-$10,000     $1-$10,000       $1-$10,000

                              Dollar         Dollar         Dollar
                              range of       range of       range of         Dollar
                              Putnam         Putnam         Putnam           Range of
                              Minnesota      New Jersey     Ohio             Pennsylvania
                              Tax Exempt     Tax Exempt     Tax Exempt       Tax Exempt
                              Income Fund    Income Fund    Income Fund      Income
Name of Trustee               shares owned   shares owned   shares owned     shares owned

Jameson A. Baxter             $1-$10,000     $1-$10,000     $1-$10,000       $1-$10,000
Charles B. Curtis             $1-$10,000     $1-$10,000     $1-$10,000       $1-$10,000
John A. Hill                  $1-$10,000     $1-$10,000     $1-$10,000       $1-$10,000
Ronald J. Jackson             $1-$10,000     $1-$10,000     $1-$10,000       $1-$10,000
Paul L. Joskow                $1-$10,000     $1-$10,000     $1-$10,000       $1-$10,000
Elizabeth T. Kennan           $1-$10,000     none           $1-$10,000       $1-$10,000
John H. Mullin, III           $1-$10,000     $1-$10,000     $1-$10,000       $1-$10,000
Robert E. Patterson           none           none           none             none
W. Thomas Stephens            $1-$10,000     $1-$10,000     $1-$10,000       over $100,000
*George Putnam, III           $1-$10,000     $1-$10,000     $1-$10,000       $1-$10,000
*A.J.C. Smith                 $1-$10,000     $1-$10,000     $1-$10,000       $1-$10,000


                              Aggregate
                              dollar range
                              of shares held
                              in all of the
                              Putnam Funds
                              overseen by
Name of Trustee               Trustee

Jameson A. Baxter             over $100,000
Charles B. Curtis             over $100,000
John A. Hill                  over $100,000
Ronald J. Jackson             over $100,000
Paul L. Joskow                over $100,000
Elizabeth T. Kennan           over $100,000
John H. Mullin, III           over $100,000
Robert E. Patterson           over $100,000
W. Thomas Stephens            over $100,000
*George Putnam, III           over $100,000
*A.J.C. Smith                 over $100,000

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management Limited Partnership ("Putnam Retail Management") or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Putnam, III and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. Mr. George Putnam, III is the President of the fund and each of the other Putnam funds. Mr. Smith is the Chairman of Putnam Investments and serves as a Director of and Consultant to Marsh & McLennan Companies, Inc.

Each independent Trustee of a fund receives a fee for his or her services. Each independent Trustee also receives fees for serving as Trustee of the other Putnam funds. Each Trustee of a fund receives an annual retainer fee and an additional meeting fee for each Trustees' meeting attended. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the current independent Trustees are Trustees of all the Putnam funds and receive fees for all their services from each fund. Mr. Putnam also receives the foregoing fees for his services as a Trustee of each Putnam fund.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The Committees of the Board of Trustees, and the number of times each Committee met during your fund's fiscal year, are shown in the following table:

Audit and Pricing Committee                       18
Board Policy and Nominating Committee              7
Brokerage and Custody Committee                    6
Communication, Service and Marketing Committee    10
Contract Committee                                15
Distributions Committee                            6
Executive Committee                                1
Investment Oversight Committees                   31

The following tables show the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 2004, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2003:



COMPENSATION TABLES

Putnam Arizona Tax Exempt Income Fund

                                           Pension or
                                           retirement    Estimated annual      Total
                                            benefits       benefits from   compensation
                             Aggregate      accrued as      all Putnam         from
                            compensation   part of fund     funds upon      all Putnam
Trustees/Year	          from the fund(1)  expenses       retirement(2)    funds(3)(4)

Jameson A. Baxter/1994(5)       $763           $216           $100,000       $215,500
Charles B. Curtis/2001          $738           $236           $100,000       $210,250
John A. Hill/1985(5)(7)       $1,343           $263           $200,000       $413,625
Ronald J. Jackson/1996(5)       $757           $211           $100,000       $214,500
Paul L. Joskow/1997(5)          $786           $151           $100,000       $215,250
Elizabeth T. Kennan/1992        $726           $270           $100,000       $207,000
Lawrence J. Lasser/1992(8)        $0             $0                 $0             $0
John H. Mullin, III/1997(5)     $732           $232           $100,000       $208,750
Robert E. Patterson/1984        $737           $147           $100,000       $206,500
George Putnam, III/1984(7)      $915           $121           $125,000       $260,500
A.J. C. Smith/1986(6)             $0             $0                 $0             $0
W. Thomas Stephens/1997(5)      $746           $210           $100,000       $206,500
W. Nicholas Thorndike/1992(9)   $763           $349           $100,000       $212,250


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2003.

(3) As of December 31, 2003, there were 101 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes amounts (ranging from $2,000 to $11,000 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings in connection with certain regulatory and other matters relating to alleged improper trading by certain Putnam Management employees and participants in certain 401(k) plans administered by Putnam Fiduciary Trust Company.

(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of May 31, 2004, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to certain Trustees were: Ms. Baxter - $685; Mr. Hill - $2,164; Mr. Jackson - $1,113; Mr. Joskow - $776; Mr. Mullin - $781; and Mr. Stephens - $231.

(6) Marsh & McLennan Companies, Inc. compensates Mr. Smith for his service as Trustee. Mr. Smith has waived any retirement benefits that he is entitled to receive under the retirement plan for the Trustees of the Putnam funds.

(7) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President of the Funds, respectively.

(8) Mr. Lasser resigned from the Board of Trustees of the Putnam funds on November 3, 2003. The estimated annual retirement benefits shown in this table for Mr. Lasser reflect benefits earned under the funds' retirement plan prior to July 1, 2000.

(9) Mr. Thorndike resigned from the Board of Trustees of the Putnam funds on June 30, 2004.



COMPENSATION TABLES

Putnam Florida Tax Exempt Income Fund

                                           Pension or
                                           retirement    Estimated annual      Total
                                            benefits       benefits from   compensation
                             Aggregate      accrued as      all Putnam         from
                            compensation   part of fund     funds upon      all Putnam
Trustees/Year	          from the fund(1)  expenses       retirement(2)    funds(3)(4)
Jameson A. Baxter/1994(5)       $801           $226           $100,000       $215,500
Charles B. Curtis/2001          $775           $246           $100,000       $210,250
John A. Hill/1985(5)(7)       $1,410           $274           $200,000       $413,625
Ronald J. Jackson/1996(5)       $795           $220           $100,000       $214,500
Paul L. Joskow/1997(5)          $825           $157           $100,000       $215,250
Elizabeth T. Kennan/1992        $763           $282           $100,000       $207,000
Lawrence J. Lasser/1992(8)        $0            $74            $93,333             $0
John H. Mullin, III/1997(5)     $769           $242           $100,000       $208,750
Robert E. Patterson/1984        $774           $153           $100,000       $206,500
George Putnam, III/1984(7)      $962           $126           $125,000       $260,500
A.J. C. Smith/1986(6)             $0             $0                 $0             $0
W. Thomas Stephens/1997(5)      $784           $220           $100,000       $206,500
W. Nicholas Thorndike/1992(9)   $802           $364           $100,000       $212,250


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2003.

(3) As of December 31, 2003, there were 101 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed--end fund advised by an affiliate of Putnam Management.

(4) Includes amounts (ranging from $2,000 to $11,000 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings in connection with certain regulatory and other matters relating to alleged improper trading by certain Putnam Management employees and participants in certain 401(k) plans administered by Putnam Fiduciary Trust Company.

(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of May 31, 2004, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to certain Trustees were: Ms. Baxter -- $722; Mr. Hill -- $2,282; Mr. Jackson -- $1,174; Mr. Joskow -- $818; Mr. Mullin -- $824; and Mr. Stephens -- $244.

(6) Marsh & McLennan Companies, Inc. compensates Mr. Smith for his service as Trustee. Mr. Smith has waived any retirement benefits that he is entitled to receive under the retirement plan for the Trustees of the Putnam funds.

(7) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President of the Funds, respectively.

(8) Mr. Lasser resigned from the Board of Trustees of the Putnam funds on November 3, 2003. The estimated annual retirement benefits shown in this table for Mr. Lasser reflect benefits earned under the funds' retirement plan prior to July 1, 2000.

(9) Mr. Thorndike resigned from the Board of Trustees of the Putnam funds on June 30, 2004.



COMPENSATION TABLES

Putnam Massachusetts Tax Exempt Income Fund

                                           Pension or
                                           retirement    Estimated annual      Total
                                            benefits       benefits from   compensation
                             Aggregate      accrued as      all Putnam         from
                            compensation   part of fund     funds upon      all Putnam
Trustees/Year	          from the fund(1)  expenses       retirement(2)    funds(3)(4)
Jameson A. Baxter/1994(5)       $862           $244           $100,000       $215,500
Charles B. Curtis/2001          $834           $265           $100,000       $210,250
John A. Hill/1985(5)(7)       $1,518           $296           $200,000       $413,625
Ronald J. Jackson/1996(5)       $856           $237           $100,000       $214,500
Paul L. Joskow/1997(5)          $888           $170           $100,000       $215,250
Elizabeth T. Kennan/1992        $821           $304           $100,000       $207,000
Lawrence J. Lasser/1992(8)        $0            $81            $93,333             $0
John H. Mullin, III/1997(5)     $828           $261           $100,000       $208,750
Robert E. Patterson/1984        $833           $166           $100,000       $206,500
George Putnam, III/1984(7)    $1,035           $136           $125,000       $260,500
A.J. C. Smith/1986(6)             $0             $0                 $0             $0
W. Thomas Stephens/1997(5)      $843           $237           $100,000       $206,500
W. Nicholas Thorndike/1992(9)   $862           $393           $100,000       $212,250


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2003.

(3) As of December 31, 2003, there were 101 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed--end fund advised by an affiliate of Putnam Management.

(4) Includes amounts (ranging from $2,000 to $11,000 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings in connection with certain regulatory and other matters relating to alleged improper trading by certain Putnam Management employees and participants in certain 401(k) plans administered by Putnam Fiduciary Trust Company.

(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of May 31, 2004, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to certain Trustees were: Ms. Baxter -- $774; Mr. Hill -- $2,446; Mr. Jackson -- $1,259; Mr. Joskow -- $877; Mr. Mullin -- $883; and Mr. Stephens -- $261.

(6) Marsh & McLennan Companies, Inc. compensates Mr. Smith for his service as Trustee. Mr. Smith has waived any retirement benefits that he is entitled to receive under the retirement plan for the Trustees of the Putnam funds.

(7) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President of the Funds, respectively.

(8) Mr. Lasser resigned from the Board of Trustees of the Putnam funds on November 3, 2003. The estimated annual retirement benefits shown in this table for Mr. Lasser reflect benefits earned under the funds' retirement plan prior to July 1, 2000.

(9) Mr. Thorndike resigned from the Board of Trustees of the Putnam funds on June 30, 2004.



COMPENSATION TABLES
Putnam Michigan Tax Exempt Income Fund

                                          Pension or
                                           retirement    Estimated annual      Total
                                            benefits       benefits from   compensation
                             Aggregate      accrued as      all Putnam         from
                            compensation   part of fund     funds upon      all Putnam
Trustees/Year	          from the fund(1)  expenses       retirement(2)    funds(3)(4)
Jameson A. Baxter/1994(5)       $779           $220           $100,000       $215,500
Charles B. Curtis/2001          $754           $239           $100,000       $210,250
John A. Hill/1985(5)(7)       $1,373           $266           $200,000       $413,625
Ronald J. Jackson/1996(5)       $774           $214           $100,000       $214,500
Paul L. Joskow/1997(5)          $802           $153           $100,000       $215,250
Elizabeth T. Kennan/1992        $742           $274           $100,000       $207,000
Lawrence J. Lasser/1992(8)        $0            $72            $93,333             $0
John H. Mullin, III/1997(5)     $748           $235           $100,000       $208,750
Robert E. Patterson/1984        $753           $149           $100,000       $206,500
George Putnam, III/1984(7)      $935           $123           $125,000       $260,500
A.J. C. Smith/1986(6)             $0             $0                 $0             $0
W. Thomas Stephens/1997(5)      $762           $214           $100,000       $206,500
W. Nicholas Thorndike/1992(9)   $780           $354           $100,000       $212,250


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2003.

(3) As of December 31, 2003, there were 101 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed--end fund advised by an affiliate of Putnam Management.

(4) Includes amounts (ranging from $2,000 to $11,000 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings in connection with certain regulatory and other matters relating to alleged improper trading by certain Putnam Management employees and participants in certain 401(k) plans administered by Putnam Fiduciary Trust Company.

(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of May 31, 2004, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to certain Trustees were: Ms. Baxter -- $699; Mr. Hill -- $2,208; Mr. Jackson -- $1,136; Mr. Joskow -- $792; Mr. Mullin -- $797; and Mr. Stephens -- $236.

(6) Marsh & McLennan Companies, Inc. compensates Mr. Smith for his service as Trustee. Mr. Smith has waived any retirement benefits that he is entitled to receive under the retirement plan for the Trustees of the Putnam funds.

(7) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President of the Funds, respectively.

(8) Mr. Lasser resigned from the Board of Trustees of the Putnam funds on November 3, 2003. The estimated annual retirement benefits shown in this table for Mr. Lasser reflect benefits earned under the funds' retirement plan prior to July 1, 2000.

(9) Mr. Thorndike resigned from the Board of Trustees of the Putnam funds on June 30, 2004.



COMPENSATION TABLES

Putnam Minnesota Tax Exempt Income Fund

                                           Pension or
                                           retirement    Estimated annual      Total
                                            benefits       benefits from   compensation
                             Aggregate      accrued as      all Putnam         from
                            compensation   part of fund     funds upon      all Putnam
Trustees/Year	          from the fund(1)  expenses       retirement(2)    funds(3)(4)
Jameson A. Baxter/1994(5)       $773           $218           $100,000       $215,500
Charles B. Curtis/2001          $748           $237           $100,000       $210,250
John A. Hill/1985(5)(7)       $1,362           $264           $200,000       $413,625
Ronald J. Jackson/1996(5)       $768           $212           $100,000       $214,500
Paul L. Joskow/1997(5)          $797           $152           $100,000       $215,250
Elizabeth T. Kennan/1992        $737           $272           $100,000       $207,000
Lawrence J. Lasser/1992(8)        $0            $71            $93,333             $0
John H. Mullin, III/1997(5)     $743           $233           $100,000       $208,750
Robert E. Patterson/1984        $748           $148           $100,000       $206,500
George Putnam, III/1984(7)      $929           $122           $125,000       $260,500
A.J. C. Smith/1986(6)             $0             $0                 $0             $0
W. Thomas Stephens/1997(5)      $757           $212           $100,000       $206,500
W. Nicholas Thorndike/1992(9)   $774           $351           $100,000       $212,250


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2003.

(3) As of December 31, 2003, there were 101 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed--end fund advised by an affiliate of Putnam Management.

(4) Includes amounts (ranging from $2,000 to $11,000 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings in connection with certain regulatory and other matters relating to alleged improper trading by certain Putnam Management employees and participants in certain 401(k) plans administered by Putnam Fiduciary Trust Company.

(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of May 31, 2004, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to certain Trustees were: Ms. Baxter -- $692; Mr. Hill -- $2,186; Mr. Jackson -- $1,125; Mr. Joskow -- $784; Mr. Mullin -- $789;
and Mr. Stephens -- $233.

(6) Marsh & McLennan Companies, Inc. compensates Mr. Smith for his service as Trustee. Mr. Smith has waived any retirement benefits that he is entitled to receive under the retirement plan for the Trustees of the Putnam funds.

(7) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President of the Funds, respectively.

(8) Mr. Lasser resigned from the Board of Trustees of the Putnam funds on November 3, 2003. The estimated annual retirement benefits shown in this table for Mr. Lasser reflect benefits earned under the funds' retirement plan prior to July 1, 2000.

(9) Mr. Thorndike resigned from the Board of Trustees of the Putnam funds on June 30, 2004.



COMPENSATION TABLES

Putnam New Jersey Tax Exempt Income Fund

                                           Pension or
                                           retirement    Estimated annual      Total
                                            benefits       benefits from   compensation
                             Aggregate      accrued as      all Putnam         from
                            compensation   part of fund     funds upon      all Putnam
Trustees/Year	          from the fund(1)  expenses       retirement(2)    funds(3)(4)
Jameson A. Baxter/1994(5)       $816           $233           $100,000       $215,500
Charles B. Curtis/2001          $790           $253           $100,000       $210,250
John A. Hill/1985(5)(7)       $1,438           $282           $200,000       $413,625
Ronald J. Jackson/1996(5)       $811           $226           $100,000       $214,500
Paul L. Joskow/1997(5)          $841           $162           $100,000       $215,250
Elizabeth T. Kennan/1992        $778           $290           $100,000       $207,000
Lawrence J. Lasser/1992(8)        $0            $76            $93,333             $0
John H. Mullin, III/1997(5)     $784           $249           $100,000       $208,750
Robert E. Patterson/1984        $789           $158           $100,000       $206,500
George Putnam, III/1984(7)      $980           $130           $125,000       $260,500
A.J. C. Smith/1986(6)             $0             $0                 $0             $0
W. Thomas Stephens/1997(5)      $799           $226           $100,000       $206,500
W. Nicholas Thorndike/1992(9)   $817           $375           $100,000       $212,250


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2003.

(3) As of December 31, 2003, there were 101 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed--end fund advised by an affiliate of Putnam Management.

(4) Includes amounts (ranging from $2,000 to $11,000 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings in connection with certain regulatory and other matters relating to alleged improper trading by certain Putnam Management employees and participants in certain 401(k) plans administered by Putnam Fiduciary Trust Company.

(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of May 31, 2004, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to certain Trustees were: Ms. Baxter -- $732; Mr. Hill -- $2,314; Mr. Jackson -- $1,190; Mr. Joskow -- $830; Mr. Mullin -- $835;
and Mr. Stephens -- $247.

(6) Marsh & McLennan Companies, Inc. compensates Mr. Smith for his service as Trustee. Mr. Smith has waived any retirement benefits that he is entitled to receive under the retirement plan for the Trustees of the Putnam funds.

(7) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President of the Funds, respectively.

(8) Mr. Lasser resigned from the Board of Trustees of the Putnam funds on November 3, 2003. The estimated annual retirement benefits shown in this table for Mr. Lasser reflect benefits earned under the funds' retirement plan prior to July 1, 2000.

(9) Mr. Thorndike resigned from the Board of Trustees of the Putnam funds on June 30, 2004.




COMPENSATION TABLES

Putnam Ohio Tax Exempt Income Fund

                                           Pension or
                                           retirement    Estimated annual      Total
                                            benefits       benefits from   compensation
                             Aggregate      accrued as      all Putnam         from
                            compensation   part of fund     funds upon      all Putnam
Trustees/Year	          from the fund(1)  expenses       retirement(2)    funds(3)(4)
Jameson A. Baxter/1994(5)       $793           $224           $100,000       $215,500
Charles B. Curtis/2001          $768           $244           $100,000       $210,250
John A. Hill/1985(5)(7)       $1,398           $272           $200,000       $413,625
Ronald J. Jackson/1996(5)       $788           $218           $100,000       $214,500
Paul L. Joskow/1997(5)          $817           $156           $100,000       $215,250
Elizabeth T. Kennan/1992        $756           $280           $100,000       $207,000
Lawrence J. Lasser/1992(8)        $0            $73            $93,333             $0
John H. Mullin, III/1997(5)     $762           $240           $100,000       $208,750
Robert E. Patterson/1984        $766           $152           $100,000       $206,500
George Putnam, III/1984(7)      $952           $125           $125,000       $260,500
A.J. C. Smith/1986(6)             $0             $0                 $0             $0
W. Thomas Stephens/1997(5)      $776           $218           $100,000       $206,500
W. Nicholas Thorndike/1992(9)   $794           $361           $100,000       $212,250


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2003.

(3) As of December 31, 2003, there were 101 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed--end fund advised by an affiliate of Putnam Management.

(4) Includes amounts (ranging from $2,000 to $11,000 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings in connection with certain regulatory and other matters relating to alleged improper trading by certain Putnam Management employees and participants in certain 401(k) plans administered by Putnam Fiduciary Trust Company.

(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of May 31, 2004, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to certain Trustees were: Ms. Baxter -- $710; Mr. Hill -- $2,243; Mr. Jackson -- $1,154; Mr. Joskow -- $804; Mr. Mullin -- $810;
and Mr. Stephens -- $239.

(6) Marsh & McLennan Companies, Inc. compensates Mr. Smith for his service as Trustee. Mr. Smith has waived any retirement benefits that he is entitled to receive under the retirement plan for the Trustees of the Putnam funds.

(7) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President of the Funds, respectively.

(8) Mr. Lasser resigned from the Board of Trustees of the Putnam funds on November 3, 2003. The estimated annual retirement benefits shown in this table for Mr. Lasser reflect benefits earned under the funds' retirement plan prior to July 1, 2000.

(9) Mr. Thorndike resigned from the Board of Trustees of the Putnam funds on June 30, 2004.



COMPENSATION TABLES

Putnam Pennsylvania Tax Exempt Income Fund

                                           Pension or
                                           retirement    Estimated annual      Total
                                            benefits       benefits from   compensation
                             Aggregate      accrued as      all Putnam         from
                            compensation   part of fund     funds upon      all Putnam
Trustees/Year	          from the fund(1)  expenses       retirement(2)    funds(3)(4)
Jameson A. Baxter/1994(5)       $805           $227           $100,000       $215,500
Charles B. Curtis/2001          $779           $248           $100,000       $210,250
John A. Hill/1985(5)(7)       $1,418           $276           $200,000       $413,625
Ronald J. Jackson/1996(5)       $799           $221           $100,000       $214,500
Paul L. Joskow/1997(5)          $829           $158           $100,000       $215,250
Elizabeth T. Kennan/1992        $767           $284           $100,000       $207,000
Lawrence J. Lasser/1992(8)        $0            $74            $93,333             $0
John H. Mullin, III/1997(5)     $773           $243           $100,000       $208,750
Robert E. Patterson/1984        $778           $154           $100,000       $206,500
George Putnam, III/1984(7)      $966           $127           $125,000       $260,500
A.J. C. Smith/1986(6)             $0             $0                 $0             $0
W. Thomas Stephens/1997(5)      $787           $221           $100,000       $206,500
W. Nicholas Thorndike/1992(9)   $805           $366           $100,000       $212,250


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2003.

(3) As of December 31, 2003, there were 101 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed--end fund advised by an affiliate of Putnam Management.

(4) Includes amounts (ranging from $2,000 to $11,000 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings in connection with certain regulatory and other matters relating to alleged improper trading by certain Putnam Management employees and participants in certain 401(k) plans administered by Putnam Fiduciary Trust Company.

(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of May 31, 2004, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to certain Trustees were: Ms. Baxter - $720; Mr. Hill- $2,275; Mr. Jackson - $1,171; Mr. Joskow - $816; Mr. Mullin - $822;
and Mr. Stephens - $243.

(6) Marsh & McLennan Companies, Inc. compensates Mr. Smith for his service as Trustee. Mr. Smith has waived any retirement benefits that he is entitled to receive under the retirement plan for the Trustees of the Putnam funds.

(7) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President of the Funds, respectively.

(8) Mr. Lasser resigned from the Board of Trustees of the Putnam funds on November 3, 2003. The estimated annual retirement benefits shown in this table for Mr. Lasser reflect benefits earned under the funds' retirement plan prior to July 1, 2000.

(9) Mr. Thorndike resigned from the Board of Trustees of the Putnam funds on June 30, 2004.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

For additional information concerning the Trustees, see "Management" in
Part II of this SAI.

Share ownership

At August 31, 2004, the officers and Trustees of each fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

                              Shareholder name              Percentage
Fund name      Class          and address                   owned (%)
-----------    -----          --------------------          --------

Arizona fund     A            Edward D. Jones & Co.
                              201 Progress Parkway
                              Maryland Heights, MO
                              63043-3003                     14.50

                 M            Edward D. Jones & Co.
                              201 Progress Parkway
                              Maryland Heights, MO
                              63043-3003                     22.30

                 M            L & F Investments, Ltd.
                              4121 North 64th Place
                              Scottsdale, AZ 85251-3109      20.80

                 M            LPL Financial Services
                              9785 Towne Center Drive
                              San Diego, CA 92121-1968       19.00

                 M            Pershing, LLC
                              P.O. Box 2052
                              Jersey City, NJ 07303-2052     12.80

Florida fund     A            Merrill, Lynch, Pierce,
                              Fenner & Smith
                              4800 Dear Lake Dr. East
                              Jacksonville, FL 32246-6484     8.60

                 A            Edward D. Jones & Co.
                              201 Progress Parkway
                              Maryland Heights, MO
                              63043-3003                     7.40

                 A            Citigroup Global Markets, Inc.
                              333 West 34th St., 3rd Floor
                              New York, NY 10001-2402        6.30

                 B            Merrill, Lynch, Pierce,
                              Fenner & Smith
                              4800 Dear Lake Dr. East
                              Jacksonville, FL 32246-6484    12.00

                 B            Citigroup Global Markets, Inc.
                              333 West 34th St., 3rd Floor
                              New York, NY 10001-2402         8.00

                 M            Edward D. Jones & Co.
                              201 Progress Parkway
                              Maryland Heights, MO
                              63043-3003                     11.60

                 M            A.G. Edwards & Sons Inc.
                              1 N. Jefferson Ave.
                              St. Louis, MO 63103-2205       14.50

                 M            Jack R. Goodwin
                              P.O. Box 1911
                              Inverness, FL 34451-1911       17.70

                 M            National Financial Services Corp.
                              Church Street Station
                              P.O. Box 3908
                              New York, NY  10008             8.70

                 M            Steven D. Davis
                              759 Nightingale Dr.
                              Indialantic, 32903-4747         6.90

                 M            Paul S. Dixon
                              79 Royal Dr.
                              Vero Beach, FL 32962-3081       7.40

                 M            Marlene V.S. Christie
                              1801 Oakwood Ct.
                              Venice, FL 34293-2035           7.50

                 M            Legg Mason Wood Walker, Inc.
                              P.O. Box 1476
                              Baltimore, MD 21202             7.00

Massachusetts
fund             B            Merrill, Lynch, Pierce,
                              Fenner & Smith
                              4800 Dear Lake Dr. East
                              Jacksonville, FL 32246-6484     7.60

                 B            Citigroup Global Markets, Inc.
                              333 West 34th St., 3rd Floor
                              New York, NY 10001-2402         5.00

                 C            U.S. Clearing Corp.
                              26 Broadway, Lbby 11
                              New York, NY 10004-1703        32.10

                 C            Robert O'Shea
                              P.O. Box 719
                              Dennis, MA 02638-0719          24.60

                 C            Joan A. Fitzgerald
                              40 Rockingham Ave., Apt. 214
                              West Roxbury, MA 02132-4523    23.60


                 C            Fiserv Securities, Inc.
                              100 N. 20th St.
                              Philadelphia, PA 19103-1443    12.30

                 M            UBS Financial Services, Inc.
                              P.O. Box 3321
                              Weehawken, NJ 07086-8154       13.90

                 M            Merrill, Lynch, Pierce,
                              Fenner & Smith
                              4800 Dear Lake Dr. East
                              Jacksonville, FL 32246-6484     8.10

                 M            Leonard Joiner
                              150 Hampshire Road
                              Methuen, MA 01844-1117          7.60

                 M            National Financial Services Corp.
                              Church Street Station
                              P.O. Box 3908
                              New York, NY  10008             5.40

                 M            First Clearing Corp.*           5.40


Michigan fund    A            Edward D. Jones & Co.
                              201 Progress Parkway
                              Maryland Heights, MO
                              63043-3003                     20.10

                 B            Edward D. Jones & Co.
                              201 Progress Parkway
                              Maryland Heights, MO
                              63043-3003                      5.40

                 M            UBS Financial Services, Inc.
                              P.O. Box 3321
                              Weehawken, NJ 07086-8154        9.00

                 M            A.G Edwards & Sons Inc.
                              1 N. Jefferson Ave.
                              St. Louis, MO 63103-2205       31.50

                 M            Edward D. Jones & Co.
                              201 Progress Parkway
                              Maryland Heights, MO
                              63043-3003                     10.10

                 M            Frank R. Farkas
                              1832 Ada Avenue
                              Muskegon, MI  49492-4206       13.60

                 M            Pauline B. Pickford
                              64 Pleasant St.
                              Oxford, MI  48371-4648          9.30

Minnesota fund   A            Edward D. Jones & Co.
                              201 Progress Parkway
                              Maryland Heights, MO
                              63043-3003                     24.10

                 B            Edward D. Jones & Co.
                              201 Progress Parkway
                              Maryland Heights, MO
                              63043-3003                      5.40

                 M            Pershing, LLC
                              P.O. Box 2052
                              Jersey City, NJ 07303-2052     19.60

                 M            Louise C. Larson
                              8106 Highwood Drive Apt. Y116
                              Bloomington, MN 55438-3042     13.70

                 M            UBS Financial Services, Inc.
                              P.O. Box 3321
                              Weehawken, NJ 07086-8154        8.20

                 M            LPL Financial Services
                              9785 Towne Center Drive
                              San Diego, CA 92121-1968        5.30

                 M            Gertude L. Palubicki
                              576 East 2nd St.
                              Winona, MN 55987-4217           8.40

                 M            Southwest Securities, Inc.
                              P.O. Box 509002
                              Dallas, TX 75250-9002           5.20

New Jersey fund  A            Citigroup Global Markets, Inc.
                              333 West 34th St., 3rd Floor
                              New York, NY 10001-2402         7.70

                 A            Merrill, Lynch, Pierce,
                              Fenner & Smith
                              4800 Dear Lake Dr. East
                              Jacksonville, FL 32246-6484     6.70

                 B            Citigroup Global Markets, Inc.
                              333 West 34th St., 3rd Floor
                              New York, NY 10001-2402         7.50

                 M            Marie Franklin Marsh*          37.90

                 M            Merrill, Lynch, Pierce,
                              Fenner & Smith
                              4800 Dear Lake Dr. East
                              Jacksonville, FL 32246-6484    10.90

                 M            Leonard Cavaliere
                              21 King George Road
                              Warren, NJ 07059-7014           7.60

                 C            U.S. Clearing Corp.
                              26 Broadway, Lbby 11
                              New York, NY 10004-1703         9.20

                 C            Josiah H. Compton*              5.30

Ohio fund        A            Edward D. Jones & Co.
                              201 Progress Parkway
                              Maryland Heights, MO
                              63043-3003                     20.90

                 B            Merrill, Lynch, Pierce,
                              Fenner & Smith
                              4800 Dear Lake Dr. East
                              Jacksonville, FL 32246-6484    12.30

                 M            Pershing, LLC
                              P.O. Box 2052
                              Jersey City, NJ 07303-2052     12.20

                 M            Edward D. Jones & Co.
                              201 Progress Parkway
                              Maryland Heights, MO
                              63043-3003                     34.60

                 M            Ray R. Jeffery*                 5.60

                 M            Wexford Clearing Services
                              Corp.*                          6.80


Pennsylvania
fund             M            John J. Handley
                              P.O. Box 294-4
                              Dallas, PA 18612-9454          20.60

                 M            J.J.B. Hilliard, W.L. Lyons Inc.
                              P.O. Box 32760
                              Louisville, KY 40232-2760      11.10

                 M            Lawrence A. D'Angelo
                              906 General Howe Drive
                              West Chester, PA 19382-7106     9.50

                 M            UBS Financial Services, Inc.
                              P.O. Box 3321
                              Weehawken, NJ 07086-8154        7.90

                 M            A.G. Edwards & Sons Inc.
                              1 N. Jefferson Ave.
                              St. Louis, MO 63103-2205        5.40

* The mailing address for names listed is:
  c/o Putnam Investments
  One Post Office Square, Boston, MA 02109

Distribution fees

During fiscal 2004, the fund paid the following 12b-1 fees to Putnam Retail Management:

                    Class A    Class B   Class M  Class C
ARIZONA FUND        $207,883   $191,738  $6,360   N/A
FLORIDA FUND        $392,606   $375,987  $4,940   N/A
MASSACHUSETTS FUND  $610,637   $896,276  $26,603  $6,355
MICHIGAN FUND       $263,133   $323,654  $8,727   N/A
MINNESOTA FUND      $217,239   $347,787  $7,137   N/A
NEW JERSEY FUND     $390,161   $757,904  $10,348  N/A
OHIO FUND           $340,202   $328,784  $15,394  N/A
PENNSYLVANIA FUND   $341,759   $536,642  $14,581  N/A

Class A sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:


                                          Sales charges
                         Total          retained by Putnam        Contingent
              Fiscal   front-end        Retail Management       deferred sales
               year   sales charges  after dealer concessions      charges

ARIZONA FUND   2004     $124,206              $5,721                $8,699
               2003     $249,909             $17,847                   $15
               2002     $308,948             $20,603               $22,355


FLORIDA FUND   2004     $161,583              $6,215                    $0
               2003     $395,739             $24,722                  $439
               2002     $367,400             $29,295               $47,482


MASSACHUSETTS
FUND           2004     $302,347             $17,996               $22,268
               2003     $683,335             $55,772                $6,113
               2002     $829,206             $58,269               $11,920


MICHIGAN FUND  2004     $165,443             $10,569                  $778
               2003     $372,951             $24,216               $22,098
               2002     $376,433             $26,291               $12,228


MINNESOTA
FUND           2004     $188,967              $9,198                $5,946
               2003     $273,831             $18,740                  $497
               2002     $356,807             $21,805                  $665


NEW JERSEY
FUND           2004     $147,066              $9,579                $7,658
               2003     $297,456             $21,137               $11,056
               2002     $534,640             $37,775                $7,365



OHIO FUND      2004     $234,111             $13,011                $5,670
               2003     $407,150             $27,400                   $40
               2002     $392,466             $25,428                  $246


PENNSYLVANIA
FUND           2004     $208,715             $11,293                $3,782
               2003     $416,634             $27,516                $5,000
               2002     $590,157             $38,219                  $167

Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

               Fiscal year    Contingent deferred sales charges

ARIZONA FUND     2004                    $47,233
                 2003                    $41,455
                 2002                    $33,323


FLORIDA FUND     2004                   $134,507
                 2003                   $154,439
                 2002                   $139,777


MASSACHUSETTS
FUND             2004                   $304,964
                 2003                   $213,017
                 2002                   $175,173


MICHIGAN FUND    2004                    $90,488
                 2003                    $69,438
                 2002                    $71,874


MINNESOTA FUND   2004                    $74,769
                 2003                    $60,371
                 2002                    $55,016


NEW JERSEY FUND  2004                   $192,364
                 2003                   $172,827
                 2002                    $55,016


OHIO FUND        2004                    $65,961
                 2003                    $56,101
                 2002                    $89,433


PENNSYLVANIA
FUND             2004                   $148,685
                 2003                   $109,039
                 2002                    $92,217

Class C contingent deferred sales charges (for the Massachusetts fund only)

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares for the Massachusetts fund in the following amounts during the periods indicated:

              Fiscal year   Contingent deferred sales charges

                 2003                       $491
                 2002                        N/A
                 2001                        N/A

Class M sales charges

Putnam Retail Management received sales charges with respect to class M shares in the following amounts during the periods indicated:

                                                             Sales charges
                                                           retained by Putnam
                                Total front-end           Retail Management
              Fiscal year        sales charges        after dealer concessions

ARIZONA FUND    2004                $1,995                      $168
                2003                  $827                       $73
                2002                $4,302                      $462


FLORIDA FUND    2004                  $458                       $58
                2003                $3,104                      $816
                2002                $4,810                      $555


MASSACHUSETTS
FUND            2004                 $2,955                     $206
                2003                $10,532                   $1,396
                2002                $13,672                   $1,200

MICHIGAN FUND   2004                    $0                      $135
                2003                $7,405                      $774
                2002                $8,426                    $1,106

MINNESOTA FUND  2004                  $685                       $37
                2003                  $593                       $45
                2002                  $730                       $55

NEW JERSEY
FUND            2004                    $0                       $96
                2003                $8,445                      $788
                2002                $9,409                    $1,047


OHIO FUND      2004                 $1,600                      $116
               2003                 $6,212                      $605
               2002                 $5,740                      $695

PENNSYLVANIA
FUND           2004                 $4,094                      $434
               2003                 $8,211                      $922
               2002                 $6,872                    $1,009

Investor servicing and custody fees and expenses

During the 2004 fiscal year, each fund incurred the following fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company:

Putnam Arizona Tax Exempt Income Fund       $151,451
Putnam Florida Tax Exempt Income Fund       $272,143
Putnam Massachusetts Tax Exempt Income Fund $453,440
Putnam Michigan Tax Exempt Income Fund      $201,867
Putnam Minnesota Tax Exempt Income Fund     $190,251
Putnam New Jersey Tax Exempt Income Fund    $330,943
Putnam Ohio Tax Exempt Income Fund          $250,558
Putnam Pennsylvania Tax Exempt Income Fund  $293,985




STATE TAXES

The prospectus describes generally the tax treatment of distributions by the funds. This section of the SAI and the section entitled "Taxes" in
Part II of this SAI include additional information concerning certain state and federal tax consequences of an investment in a fund, respectively.

Prospective investors should be aware that an investment in a state tax-exempt fund may not be suitable for persons who do not receive income subject to income taxes of such state.

Arizona. It is the published position of the Arizona Department of Revenue that distributions by a regulated investment company are exempt from Arizona state income tax to the extent such distributions are derived from interest on obligations the interest on which is exempt from Arizona state income tax. As long as the Arizona fund qualifies as a regulated investment company, to the extent distributions by the Arizona fund are derived from interest income with respect to U.S. Treasury securities or, to the extent as described below, tax-exempt securities issued by Arizona state or local governmental issuers, such distributions will be exempt from Arizona state personal income tax. In addition, it is the published position of the Arizona Department of Revenue that distributions by a regulated investment company derived from certain other governmental obligations as to which federal law specifically precludes state taxation of interest received by a direct investor in such obligations are exempt from Arizona personal state income tax.

Some tax-exempt securities of Arizona issuers have a direct income tax exemption under Arizona law, independent of federal tax treatment. However, in most cases, interest with respect to tax-exempt securities of Arizona issuers is exempt from Arizona state income tax only so long as that interest is excluded from gross income for federal income tax purposes. Therefore, if interest with respect to tax-exempt securities of Arizona issuers held by the Arizona fund ceases to be exempt from federal income tax (or is retroactively determined not to be exempt under federal law), then, unless that obligation has an independent statutory tax exemption under Arizona law, distributions by the Arizona fund derived from interest on that obligation will cease to be exempt from Arizona state personal income tax (and, if interest on the obligation is determined to be taxable under federal law retroactive to any date, those distributions may be considered not to have been exempt from Arizona state income taxes from that date.)

For Arizona personal income tax purposes, distributions by the Arizona fund, other than distributions exempt from Arizona state personal income tax, will be taxable as ordinary income, whether paid in cash or reinvested in additional shares. Under current Arizona income tax law, distributions of net capital gains earned by the Arizona fund are not exempt from taxation and are taxed at ordinary income tax rates.

Florida. Florida does not currently impose an income tax on individuals. Thus individual shareholders of the fund will not be subject to any Florida state income tax on distributions received from the Florida fund. However, certain distributions will be taxable to corporate shareholders that are subject to Florida corporate income tax.

Florida currently imposes an "intangibles tax" on the fair market value of securities and other intangible assets owned by Florida residents. The intangibles tax is imposed at the annual rate of 0.10%. Certain types of tax-exempt securities of Florida issuers, U.S. government securities, and tax-exempt securities issued by certain U.S. territories and possessions are exempt from this intangibles tax. If on December 31 of any preceding year, 90% of the Florida fund's portfolio consists of securities exempt from the intangibles tax, then the Florida fund's shares will be exempt from the Florida intangibles tax. The fund itself will not be subject to the Florida intangibles tax.

In order to take advantage of the exemption from the intangibles tax in any year, the Florida fund might have to sell a sufficient portion of non-exempt assets held in its portfolio and reinvest the proceeds in exempt assets prior to December 31 of the preceding year. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Florida fund's investment return and might exceed any increased investment return the Florida fund achieved by investing in non-exempt assets during the year.

Massachusetts. Distributions received from the Massachusetts fund are exempt from Massachusetts personal income tax to the extent that they are derived from interest on tax-exempt securities and are designated as such. The Massachusetts fund has obtained a tax ruling which recognizes for Massachusetts personal income tax purposes the tax-exempt character of gains realized by the fund on the sale of certain tax-exempt securities when those gains are distributed to shareholders and designated as such.

Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax.

Michigan. Distributions received from the Michigan fund are exempt from Michigan personal income tax to the extent they are derived from interest on tax-exempt securities. Such distributions, if received in connection with a shareholder's business activity, may, however, be subject to Michigan single business tax. For Michigan personal income tax, fund distributions attributable to any source other than interest on tax-exempt securities will be fully taxable, and for Michigan single business tax purposes, such distributions will be fully included in the adjusted tax base upon which the single business tax is computed. Fund distributions may be subject to the uniform city income tax imposed by certain Michigan cities. The Michigan intangibles tax was fully repealed as of January 1, 1998.

Minnesota. In 1995, Minnesota enacted a statement of intent that interest on obligations of Minnesota and its political subdivisions and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if it is judicially determined that Minnesota's exemption of such interest and taxation of interest on obligations of other states and their political subdivisions and Indian tribes unlawfully discriminates against interstate commerce. This provision applies to taxable years that begin during or after the calendar year in which any such determination becomes final. Putnam Management is not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes and taxation of interest on the bonds of other states or their political subdivisions or Indian tribes unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. On August 29, 2002, however, the Minnesota Supreme Court held in Chapman v. Commissioner of Revenue, 2002 WL 1980811, that a Minnesota alternative minimum tax provision allowing deductions for contributions to charities located in and carrying on substantially all of their activities in Minnesota, but not allowing deductions for contributions to other charities, unconstitutionally discriminates against interstate commerce. There can be no assurance that interest on the tax-exempt securities held by the Minnesota fund will not become taxable under the 1995 legislation.

Shareholders of the Minnesota fund who are individuals, estates or trusts will not be subject to Minnesota personal income tax on fund distributions to the extent that such distributions qualify as exempt-interest dividends derived from interest on obligations of the State of Minnesota and its agencies, instrumentalities, political subdivisions and Indian tribes, provided that at least 95% of the fund's total exempt-interest dividends are derived from interest on obligations of such Minnesota entities.

Exempt-interest dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be included in Minnesota "alternative taxable income" of individuals, estates and trusts for purposes of computing Minnesota's alternative minimum tax.

Losses of individuals, estates and trusts that are disallowed or treated as long-term losses under current federal law by reason of the shareholder's receipt of exempt-interest dividends or capital gain dividends, respectively, are treated similarly under Minnesota law, notwithstanding, in the case of exempt-interest dividends, that such dividends may not be fully excludable from Minnesota gross income.

Fund distributions are not excluded in determining the Minnesota franchise tax on corporations measured by net income or the Minnesota alternative minimum tax on corporations.

New Jersey. The New Jersey fund intends to be a Qualified Investment Fund under the laws of New Jersey, except when investing for defensive purposes under certain circumstances. As long as the New Jersey fund is a Qualified Investment Fund, to the extent its distributions are derived from interest or net gains on Tax-Exempt Obligations, such distributions will be exempt from New Jersey Gross Income Tax, and gains resulting from the redemption or sale of shares of the New Jersey fund will also be exempt from New Jersey Gross Income Tax.

Under New Jersey law, thefund will be a "Qualified Investment Fund" for a calendar year if it both (i) has no investments other than Interest-Bearing Obligations, Cash, and Certain Financial Instruments, and (ii) at the end of each calendar quarter, has not less than 80 percent of the aggregate principal amount of all its investments--excluding Cash and Certain Financial Instruments--invested in Tax-Exempt Obligations. For this purpose, "Interest-Bearing Obligations" includes obligations issued at a discount and "Cash" includes cash items and receivables. "Certain Financial Instruments" means financial options, futures, forward contracts, and other similar financial instruments related to interest-bearing obligations, obligations issued at a discount, or bond indexes related thereto.

"Tax-Exempt Obligations" means obligations the income of which is exempt from the New Jersey Gross Income Tax under New Jersey or federal law; these generally include both (a) obligations issued by or on behalf of New Jersey or any county, municipality, school (or other) district, agency, authority, commission, instrumentality, public corporation (including one created or existing pursuant to an agreement between New Jersey and another state), body corporate and politic, or political subdivision of the State of New Jersey, and (b) obligations issued by or on behalf of the United States Government or the territories of Puerto Rico, Guam, or the Virgin Islands.

Distributions by the fund derived from income or net gains on investments other than Tax-Exempt Obligations, whether paid in cash or reinvested in additional shares, will be taxable as ordinary income under the New Jersey Gross Income Tax. In addition, if the fund is below the 80% requirement at the end of the calendar quarter for any reason, then for the entire calendar year all distributions derived from interest or gains, whether or not attributable to Tax-Exempt Obligations, and all gains resulting from the redemption or sale of shares will be taxable under the New Jersey Gross Income Tax.

The New Jersey Gross Income Tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, distributions derived from interest or net gains on Tax-Exempt Obligations as well as gains on the redemption or sale of shares is included in the net income tax base for purposes of computing the Corporation Business Tax. Also, to the extent any distributions or gains on redemption or sale are considered to be a New Jersey gross receipt (that is, generally, a business receipt sourced to New
Jersey), such distributions or gains may be included in a corporate shareholder's gross receipts base for computing the Alternative Minimum Assessment component of the Corporation Business Tax.

The New Jersey fund will notify shareholders by February 15 of each calendar year as to the amounts of dividends and distributions made with respect to the preceding calendar year that are exempt from federal income taxes and the New Jersey Gross Income Tax and the amounts, if any, which are subject to such taxes. The New Jersey fund will also make appropriate certification of its status to New Jersey tax authorities by that date.

Ohio. Distributions received from the Ohio fund are exempt from Ohio personal income tax and school district and municipal income taxes in Ohio to the extent they are properly attributable to interest on obligations issued by the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations"), provided that the Ohio fund continues to qualify as a regulated investment company for federal income tax purposes and that at all times at least 50% of the value of the total assets of the fund consists of Ohio Obligations or similar obligations of other states or their subdivisions. It is assumed for purposes of this discussion of Ohio taxation that these requirements are satisfied. Distributions received from the Ohio fund are excluded from the net income base of the Ohio corporation franchise tax to the extent that they (a) are properly attributable to interest on Ohio Obligations, or (b) represent exempt-interest dividends for federal income tax purposes. The Ohio fund's shares will be included in a shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.

Distributions of capital gain received from the Ohio fund will be exempt from Ohio personal income tax and school district and municipal income taxes in Ohio and will be excluded from the net income base of the Ohio corporation franchise tax, in each case to the extent that such distributions are properly attributable to profit made on the sale, exchange or other disposition by the Ohio fund of Ohio Obligations.

Distributions properly attributable to interest on obligations of the United States or of any authority, commission, or instrumentality of the United States or obligations of Puerto Rico, the Virgin Islands, or Guam or their authorities or instrumentalities the interest on which is exempt from state income taxes under the laws of the United States ("Possessions Obligations") will be exempt from Ohio personal income tax and school district and municipal income taxes in Ohio, and, provided, in the case of Possessions Obligations, such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.

Pennsylvania. Distributions paid by the Pennsylvania fund will not be subject to the Pennsylvania personal income tax or to the Philadelphia School District investment net income tax to the extent that the distributions are attributable to interest received by the Pennsylvania fund from its investments in tax-exempt securities and obligations of the United States, its territories and certain of its agencies and instrumentalities. Distributions by the Pennsylvania fund to a Pennsylvania resident that are attributable to other sources may be subject to the Pennsylvania personal income tax and (for residents of Philadelphia) to the Philadelphia School District investment net income tax whether paid in cash or reinvested in additional shares.

Distributions paid by the Pennsylvania fund which are excludable as exempt income for federal tax purposes are not subject to the Pennsylvania corporate net income tax. An additional deduction from Pennsylvania taxable income is permitted for the amount of distributions paid by the Pennsylvania fund attributable to interest received by the Pennsylvania fund from its investments in tax-exempt securities and obligations of the United States, its territories and certain of its agencies and instrumentalities to the extent included in federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the federal income tax return that would not have been allowed under the Internal Revenue Code if the interest were exempt from federal income tax. Distributions by the Pennsylvania fund attributable to most other sources may be subject to the Pennsylvania corporate net income tax. Fund shares are considered exempt assets (with a pro rata exclusion based on the value of the Pennsylvania fund attributable to its investments in tax-exempt securities and obligations of the United States, its territories and certain of its agencies and instrumentalities) for purposes of determining a corporation's capital stock value subject to the Commonwealth's capital stock/franchise tax.

Additional State Tax Information

(Michigan and Minnesota funds only) That percentage of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the funds, that is equal to the percentage of the funds' distributions from investment income and short-term capital gains that is exempt from federal income tax, will not be deductible by the investor for Michigan single business tax or Minnesota personal income tax purposes. For Michigan personal income tax purposes, such interest deduction is wholly disallowed.

So long as the fund qualifies under Supchapter M of the Code as a regulated investment company and satisfies the condition that at least 50% of the value of the fund's total assets is invested tax exempt debt investments at the close of each quarter of the fund's taxable year, to the extent that distributions are derived from interest on Michigan tax-exempt securities, such distributions will be exempt from Michigan personal income tax under the current position of the Michigan Department of Treasury. Such distributions, if received in connection with a shareholder's business activity, may alternatively be subject to the Michigan single business tax. For Michigan personal income tax and single business tax purposes, exempt-interest dividends attributable to any investment other than Michigan tax-exempt securities will be fully taxable as will dividends arising from any source other than exempt-interest irrespective of the investment to which any such dividend is attributable.

More specifically, Michigan law provides an exemption from both the Michigan personal income tax and the Michigan single business tax with respect to interest paid to the owner of tax-exempt securities. The Michigan Department of Treasury, in a ruling letter dated December 19, 1986 and published in April, 1987, revised a previous administrative position that shareholders of an investment company other than a "unit investment trust" are to be treated as the owners of shares in the investment company and not as the owners of a proportionate share of the company's assets. This revised position was reaffirmed in a ruling published in March 1989. The Michigan fund is not a unit investment trust, and accordingly shareholders will, in the view of the Michigan Department of Treasury, be treated as the owners of the fund's assets including the fund's tax-exempt securities.

The Department has not addressed the question of whether the distinction between ownership of tax-exempt obligations and ownership of mutual fund shares may be accorded significance in connection with application of the single business tax to investment company distributions representing interest on obligations which are exempt from federal income tax and Michigan tax.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

For the Massachusetts, Michigan, Minnesota, New Jersey, Ohio and Pennsylvania funds, PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, are the independent registered public accounting firm, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. KPMG LLP, 99 High Street, Boston, Massachusetts 02110, are the independent registered public accounting firm for the Arizona and Florida funds. For all periods prior to May 31, 2001, PricewaterhouseCoopers LLP were the independent registered public accounting firm for the Arizona and Florida funds. The Reports of Independent Registered Public Accounting Firm, financial statements and financial highlights included in each fund's Annual Report for the fiscal year ended May 31, 2003, filed electronically on the following dates, are incorporated by reference into this SAI:

Fund                 File No.    Date filed with SEC

Arizona Fund        811-06258      July 27, 2004
Florida Fund        811-06129      July 27, 2004
Massachusetts Fund  811-04518      July 27, 2004
Michigan Fund       811-04529      July 27, 2004
Minnesota Fund      811-04527      July 27, 2004
New Jersey Fund     811-05977      July 27, 2004
Ohio Fund           811-04528      July 27, 2004
Pennsylvania Fund   811-05802      July 27, 2004

The financial highlights included in the prospectus and incorporated by reference into this SAI and the financial statements incorporated by reference into the prospectus and this SAI have been so included and incorporated in reliance upon the reports of the independent registered public accounting firm, given on their authority as experts in auditing and accounting.

TABLE OF CONTENTS

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS       II-1
TAXES                                                          II-25
MANAGEMENT                                                     II-30

DETERMINATION OF NET ASSET VALUE                               II-40
HOW TO BUY SHARES                                              II-42
DISTRIBUTION PLANS                                             II-52
INVESTOR SERVICES                                              II-56

SIGNATURE GUARANTEES                                           II-60

SUSPENSION OF REDEMPTIONS                                      II-60
SHAREHOLDER LIABILITY                                          II-60
PROXY VOTING GUIDELINES AND PROCEDURES                         II-60
SECURITIES RATINGS                                             II-61
DEFINITIONS                                                    II-65
APPENDIX A                                                     II-66


THE PUTNAM FUNDS
STATEMENT OF ADDITIONAL INFORMATION ("SAI")
PART II

As noted in the prospectus, in addition to the principal investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions explained in the fund's prospectus or Part I of this SAI, or by applicable law, the fund may engage in each of the practices described below. Shareholders who purchase shares at net asset value through employer-sponsored defined contribution plans should also consult their employer for information about the extent to which the matters described below apply to them.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

Foreign Investments

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with
investments in "emerging markets."   For example, political and economic
structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Foreign Currency Transactions

To manage its exposure to foreign currencies, the fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options.
In addition, the fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. If conditions warrant, for transaction hedging purposes the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes the fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

The fund may engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities the fund intends to buy are denominated, when the fund holds cash or short-term investments). For position hedging purposes, the fund may purchase or sell, on exchanges or in over-the-counter markets, foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the fund may also purchase or sell foreign currency on a spot basis.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk factors in options transactions."

The fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In that case the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will segregate liquid assets in its portfolio to cover forward contracts used for non-hedging purposes.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Currency forward and futures contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

Foreign currency options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

Settlement procedures. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam in accordance with procedures established by the Trustees, in such amount are segregated by its custodian), when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam in accordance with procedures established by the Trustees, in such amount are segregated by its custodian). In the case of put options, the fund will segregate assets determined to be liquid by Putnam in accordance with procedures established by the Trustees equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Risk Factors in Options Transactions

The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities.

Investments in Miscellaneous Fixed-Income Securities

If the fund may invest in inverse floating obligations, premium securities, or interest-only or principal-only classes of mortgage-backed securities (IOs and POs), it may do so without limit. The fund, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings of certain securities held by the fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "Securities ratings."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's assets. Conversely, during periods of rising interest rates, the value of the fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values
of lower-rated securities.   Changes by nationally recognized securities
rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

Certain securities held by the fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments in order to satisfy its dividend requirements.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories. This also may be true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Loan Participations and Other Floating Rate Loans.

The fund may invest in "loan participations." By purchasing a loan participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will be unable to access non-public information to which other investors in syndicated loans may have access. Because loan participations in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan participation will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loan participations may be of any quality, including "distressed" loans, and will be subject to the fund's credit quality policy.

Loan participations may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which the fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by the fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign currencies. The fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

With respect to its management of investments in floating rate loans, Putnam will normally seek to avoid receiving material, non-public information ("Confidential Information") about the issuers of floating rate loans being considered for acquisition by the fund or held in the fund's portfolio. In many instances, issuers may offer to furnish Confidential Information to prospective purchasers, and to holders, of the issuer's floating rate loans. Putnam's decision not to receive Confidential Information may place Putnam at a disadvantage relative to other investors in floating rate loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of floating rate loans are asked to grant amendments, waivers or consent, Putnam's ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam's decision not to receive Confidential Information under normal circumstances could adversely affect the fund's investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in floating rate loans, Putnam may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the fund's portfolio. Possession of such information may in some instances occur despite Putnam's efforts to avoid such possession, but in other instances Putnam may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam may hold other securities issued by borrowers whose floating rate loans may be held in the fund's portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the fund's portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, Putnam may owe conflicting fiduciary duties to the fund and other client accounts. Putnam will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam's client accounts collectively held only a single category of the issuer's securities.

Floating Rate and Variable Rate Demand Notes

Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Mortgage Related and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates.
These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or "IO" class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or "POs" tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, "underlying assets"), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, "benchmarks"). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by a fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Structured investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments.
The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Securities of Other Investment Companies. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. These types of instruments are often structured to perform in a similar fashion to a broad based securities index. Investing in these types of securities involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. In addition, these types of investments involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Tax-exempt Securities

General description. As used in this SAI, the term "Tax-exempt securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and the corresponding state's personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

Short-term Tax-exempt securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt securities, although the current federal tax laws place substantial limitations on the size of such issues.

Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt securities, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt securities. The money market funds may also invest in Tax-exempt securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market funds in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Tax-exempt securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments.

Yields. The yields on Tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Neither event will require the elimination of an investment from the fund's portfolio, but Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio.

"Moral obligation" bonds. The fund does not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the fund.

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, "lease obligations") of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Certain of these lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Inverse Floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Additional risks. Securities in which the fund may invest, including Tax-exempt securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt securities may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt securities. Further proposals limiting the issuance of Tax-exempt securities may well be introduced in the future. If it appeared that the availability of Tax-exempt securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its investment objective and policies and consider changes in the structure of the fund or its dissolution.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Alternative Investment Strategies

Under normal market conditions, each fund seeks to remain fully invested and to minimize its cash holdings. However, at times Putnam Management may judge that market conditions make pursuing a fund's investment strategies inconsistent with the best interests of its shareholders. Putnam Management then may temporarily use alternative strategies that are mainly designed to limit the fund's losses. In implementing these strategies, the funds may invest primarily in debt securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments, or any other securities Putnam Management considers consistent with such defensive strategies.

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers' acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. The fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Futures Contracts and Related Options

Subject to applicable law the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

The fund has claimed an exclusion from the definition of the term
"commodity pool operator" under the Commodity Exchange Act (the "CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. Treasury security futures contracts and options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by the fund is subject to Putnam Management's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the fund's securities increase instead as a result of a decline in interest rates, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its tax-exempt securities decrease, the fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index.
The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $2,000 (500 units x gain of $4). If the fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $1,000 (500 units x loss of $2).

There are several risks in connection with the use by the fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Putnam Management will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

Successful use of index futures by the fund is also subject to Putnam Management's ability to predict movements in the direction of the market. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position over a short time period.

Options on stock index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Indices

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Index Warrants

The fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Short-term Trading

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities.

Repurchase Agreements

The fund, unless it is a money market fund, may enter into repurchase agreements, amounting to not more than 25% of its total assets. Money market funds may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

Forward Commitments

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside, on the books and records of its custodian, liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions. Depending on their structures, swap agreements may increase or decrease the fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of the fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. The fund's ability to engage in certain swap transactions may be limited by tax considerations.

The fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus or in this SAI. The fund's use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, generally taxed to shareholders at ordinary income tax rates. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Industry and sector groups

Putnam uses a customized set of industry and sector groups for classifying securities ("Putnam Investment Codes"). The Putnam Investment Codes are based on an expanded Standard & Poor's industry classification model, modified to be more representative of global investing and more applicable to both large and small capitalization securities.

TAXES

The following discussion of U.S. Federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. Federal tax considerations generally applicable to investments in the fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that, at the end of each fiscal quarter,
(i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income distributed in a timely manner, to its shareholders in the form of dividends (including capital gain dividends).

If the fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the fund in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the fund.

For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares. A dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by the fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the fund's shares. Only qualified dividend income received by the fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets-- for taxable years beginning on or before December 31, 2008.

Exempt-interest dividends. The fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the fund's taxable year, at least 50% of the total value of the fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If the fund intends to be qualified to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

A fund that is qualified to pay exempt-interest dividends will inform investors within 60 days of the fund's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the fund's income that was tax-exempt during the period covered by the distribution.

Hedging transactions. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund.

Certain of the fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the fund's book income is less than its taxable income, (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Return of capital distributions. If the fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on the fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder's investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. The fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Capital loss carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in Part I of this SAI or incorporated by reference into this SAI.

Foreign currency-denominated securities and related hedging transactions. The fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's assets at year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Investment by the fund in "passive foreign investment companies" could subject the fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Sale or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shares purchased through tax-qualified plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. The back-up withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the back-up withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisers in this regard.

Tax shelter reporting regulations. Under U.S. Treasury regulations issued on February 28, 2003, if a shareholder realizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.


MANAGEMENT

Trustees
-----------------------------------------------------------------------------------------------------------
Name, Address 1, Date of
Birth, Position(s) Held
with Fund and Length of            Principal
Service as a Putnam Fund       Occupation(s) During        Other Directorships
Trustee 2                         Past 5 Years             Held by Trustee
-----------------------------------------------------------------------------------------------------------
Jameson A. Baxter               President of Baxter        Director of ASHTA Chemicals, Inc., Banta
(9/6/43), Trustee since 1994    Associates, Inc.,          Corporation (a printing and digital
                                a private investment firm  imaging firm), Ryerson Tull, Inc.
                                that she founded in 1986.  (a steel service corporation),
                                                           Advocate Health Care and BoardSource
                                                           (formerly the National Center for Nonprofit
                                                           Boards).  She is Chairman Emeritus of the
                                                           Board of Trustees, Mount Holyoke College,
                                                           having served as Chairman for five years and
                                                           as a board member for thirteen years.  Until
                                                           2002, Ms. Baxter was a Director of Intermatic
                                                           Corporation (a manufacturer of energy control
                                                           products).
-----------------------------------------------------------------------------------------------------------
Charles B. Curtis               President and Chief        Member of the Council on Foreign
(4/27/40), Trustee since 2001   Operating Officer,         Relations and the Trustee Advisory Council
                                Nuclear Threat Initiative  of the Applied Physics Laboratory, Johns
                                (a private foundation      Hopkins University. Until 2003, Mr. Curtis was
                                dealing with national      a Member of the Electric Power Research
                                security issues) and       Institute Advisory Council and the University
                                serves as Senior Advisor   of Chicago Board of Governors for Argonne
                                to the Untited Nations     National Laboratory. Prior to 2002, Mr. Curtis
                                Foundaton. From August     was a Member of the Board of Directors of the
                                1997 to December 1999,     Gas Technology Institute and the Board of
                                Mr. Curtis was a partner   Directors of the Environment and Natural
                                at Hogan & Hartson         Resources Program Steering Committee, John F.
                                L.L.P., a Washington, DC   Kennedy School of Government, Harvard
                                law firm.                  University. Until 2001, Mr. Curtis was a Member
                                                           of the Department of Defense Policy Board and
                                                           Director of EG&G Technical Services, Inc.
                                                           (a fossil energy research and development
                                                           support company).
-----------------------------------------------------------------------------------------------------------
John A. Hill                    Vice Chairman, First       Director of Devon Energy Corporation,
(1/31/42),                      Reserve Corporation (a     TransMontaigne Oil Company, Continuum
Trustee since 1985 and          private equity buyout      Health Partners of New York and various
Chairman since 2000             firm that specializes      private companies controlled by First
                                in energy investments      Reserve Corporation, as well as a Trustee
                                in the diversified         of TH Lee Putnam Investment Trust (a
                                world-wide energy          closed-end investment company advised by an
                                industry).                 affiliate of Putnam Management).  He is also
                                                           a Trustee of Sarah Lawrence College.
-----------------------------------------------------------------------------------------------------------
Ronald J. Jackson               Private investor.          President of the Kathleen and Ronald J. Jackson
(12/17/43),                                                Foundation (a charitable trust).  He is also
Trustee since 1996                                         a Member of the Board of Overseers of WGBH (a
                                                           public television and radio station) as well as
                                                           a Member of the Board of Overseers of the
                                                           Peabody Essex Museum.
-----------------------------------------------------------------------------------------------------------
Paul L. Joskow (6/30/47),       Elizabeth and James        Director of National Grid Transco (a UK-based
Trustee since 1997              Killian Professor of       holding company with interests in electric and
                                Economics and Management,  gas transmission and distribution and
                                and Director of the        telecommunications infrastructure) and
                                Center for Energy and      TransCanada Corporation (an energy company
                                Environmental Policy       focused on natural gas transmission and power
                                Research at the            services). He also serves on the board of the
                                Massachusetts Institute    Whitehead Institute for Biomedical Research
                                of Technology.             (a non-profit research institution) and has
                                                           been President of the Yale University Council
                                                           since 1993. Prior to February 2002, he was a
                                                           Director of State Farm Indemnity Company (an
                                                           automobile insurance company), and prior to
                                                           March 2000, he was a Director of New England
                                                           Electric System (a public utility holding
                                                           company).
-----------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan             Partner in Cambus-Kenneth  Lead Director of Northeast Utilities and is a
(2/25/38), Trustee              Farm (thoroughbred horse   Director of Talbots, Inc. (a distributor of
since 1992                      and catlle breeding).      women's apparel). She is a Trustee of National
                                She is President Emeritus  Trust for Historic Preservation, of Centre
                                of Mount Holyoke College.  College and of Midway College (in Midway,
                                                           Kentucky).She is also a Member of The Trustees
                                                           of Reservations. Prior to 2001, Dr. Kennan
                                                           served on the oversight committee of the Folger
                                                           Shakespeare Library. Prior to September 2000,
                                                           she was a Director of Chastain Real Estate;
                                                           prior to June 2000, she was a Director of Bell
                                                           Atlantic Corp.; and prior to November 1999,
                                                           she was a Director of Kentucky Home Life
                                                           Insurance Co.
-----------------------------------------------------------------------------------------------------------
John H. Mullin, III             Chairman and CEO of        Director of The Liberty Corporation (a
(6/15/41), Trustee              Ridgeway Farm (a limited   broadcasting company), Progress Energy, Inc. (a
since 1997                      liability company engaged  utility company, formerly known as Carolina
                                in timber and farming).    Power & Light) and Sonoco Products, Inc. (a
                                                           packaging company).  Mr. Mullin is Trustee
                                                           Emeritus of The National Humanitites Center and
                                                           Washington & Lee University, where he served as
                                                           Chairman of the Investment Committee. Until
                                                           February 2004 and May 2001, he was a Director
                                                           of Alex Brown Realty, Inc. and Graphic
                                                           Packaging International Corp., respectively.
-----------------------------------------------------------------------------------------------------------
Robert E. Patterson             Senior Partner of Cabot    Chairman of the Joslin Diabetes Center and a
(3/15/45), Trustee              Properties, L.P. and       Director of Brandywine Trust Company. Prior to
since 1984                      Chairman of Cabot          December 2001 and June 2003, Mr. Patterson
                                Properties, Inc. (a        served as a Trustee of Cabot Industrial Trust
                                private equity firm        and Sea Education Association, respectively.
                                specializing in real
                                estate investments).
                                Prior to December 2001,
                                he wasPresident of Cabot
                                Industrial Trust (a
                                publicly traded real
                                estate investment
                                trust).
-----------------------------------------------------------------------------------------------------------
W. Thomas Stephens              Serves on a number         Director of Xcel Energy Incorporated (a public
(9/2/42), Trustee               of corporate boards.       utility company) and TransCanada Pipelines
since 1997                                                 Limited. Until 2004, Mr. Stephens was a Director
                                                           of Qwest Communications and Norske Canada, Inc.
                                                           (a paper manufacturer).  Until 2003, Mr.
                                                           Stephens was a Director of Mail-Well, Inc. (a
                                                           diversified printing company). Prior to July
                                                           2001, Mr. Stephens was Chairman of Mail-Well;
                                                           and prior to October 1999, he was CEO of
                                                           MacMillan-Bloedel, Ltd. (a forest products
                                                           company).
-----------------------------------------------------------------------------------------------------------


Interested Trustees
-----------------------------------------------------------------------------------------------------------
*George Putnam III              President of New           Director of The Boston Family Office, L.L.C.
(8/10/51), Trustee              Generation Research, Inc.  (a registered investment advisor), and a Trustee
since 1984 and                  (a publisher of financial  of St. Mark's School and Shore Country Day School.
President since                 advisory and other         Until 2002, Mr. Putnam was a Trustee of the Sea
2000                            research services) and     Education Association.
                                of New Generation
                                Advisers, Inc. (a
                                registered investment
                                adviser to private funds).
                                Both firms he founded
                                in 1986.
-----------------------------------------------------------------------------------------------------------
*A.J.C. Smith                   Chairman of Putnam         Director of Trident Corp. (a limited partnership
(4/13/34), Trustee              Investments and Director   with over thirty institutional investors).  He
since 1986                      of and Consultant to       is also a Trustee of the Carnegie Hall Society,
                                Marsh & McLennan           the Educational Broadcasting Corporation and the
                                Companies, Inc. Prior      National Museums of Scotland.  He is Chairman of
                                to May 2000 and November   the Central Park Conservancy and a Member of the
                                1999, Mr. Smith was        Board of Overseers of the Joan and Sanford I.
                                Chairman and CEO,          Weill Graduate School of Medical Sciences of
                                respectively, of Marsh     Cornell University.
                                & McLennan Companies, Inc.
-----------------------------------------------------------------------------------------------------------

1 The address of each Trustee is One Post Office Square, Boston, MA
  02109.  As of December 31, 2003, there were 101 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam
  Management, Putnam Retail Management or Marsh & McLennan Companies,
  Inc., the parent company of Putnam Investments and its affiliated companies.
  Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. George Putnam, III is the
  President of your Fund and each of the other Putnam Funds. A.J.C. Smith is Chairman of Putnam Investments and serves as Director of and Consultant to Marsh & McLennan Companies, Inc.





Officers

In addition to George Putnam III, the other officers of the fund are shown below:

-----------------------------------------------------------------------------------------------------------
Name, Address 1, Date of
Birth, Position(s) Held       Length of Service with     Principal Occupation(s)
with Fund                     the Putnam Funds           During Past 5 Years
-----------------------------------------------------------------------------------------------------------

Charles E. Porter             Since 1989                 Managing Director, Putnam Investments, Putnam
(7/26/38), Executive                                     Advisory Company, Putnam Investor Services and
Vice President, Associate                                Putnam Management.
Treasurer and Principal
Executive Officer

-----------------------------------------------------------------------------------------------------------
Jonathan S. Horwitz           Since 2004                 Managing Director, Putnam Investments.
(6/4/55), Senior Vice
President and Treasurer
-----------------------------------------------------------------------------------------------------------

Steven D. Krichmar            Since 2002                 Managing Director, Putnam Investments and Putnam
(6/27/58), Vice President                                Investor Services. Prior to 2001, Partner,
and Principal Financial                                  PricewaterhouseCoopers LLP.
Officer
-----------------------------------------------------------------------------------------------------------
Michael T. Healy              Since 2000                 Managing Director, Putnam Investments and Putnam
(1/24/58), Assistant                                     Investor Services.
Treasurer and Principal
Accounting Officer
-----------------------------------------------------------------------------------------------------------
Beth S. Mazor                 Since 2002                 Senior Vice President, Putnam Investments and
(4/6/58), Vice President                                 Putnam Investor Services.

-----------------------------------------------------------------------------------------------------------
Daniel T. Gallagher           Since 2004                 Vice President, Putnam Investments. Prior to 2004,
(2/27/62), Vice President                                Mr. Gallagher was an attorney for Ropes & Gray
and Legal and Compliance                                 LLP; prior to 2000, he was a law clerk for the
Liaison Officer                                          Massachusetts Supreme Judicial Court.
-----------------------------------------------------------------------------------------------------------
Mark C. Trenchard             Since 2002                 Senior Vice President, Putnam Investments.
(6/5/62), Vice President
and BSA Compliance Officer
-----------------------------------------------------------------------------------------------------------
Francis J. McNamara, III      Since 2004                 Senior Managing Director, Putnam Investments,
(8/19/55), Vice President                                Putnam Management and Putnam Retail Management.
and Chief Legal Officer                                  Prior to 2004, Mr. McNamara was General Counsel
                                                         of State Street Research & Management Company.
-----------------------------------------------------------------------------------------------------------

Charles A. Ruys de Perez      Since 2004                 Managing Director, Putnam Investments, Putnam
(10/17/57), Vice President                               Advisory Company, Putnam Investor Services,
and Chief Compliance Officer                             Putnam Management and Putnam Retail Management.

-----------------------------------------------------------------------------------------------------------
James P. Pappas               Since 2004                 Managing Director, Putnam Investments and Putnam
(2/24/53), Vice President                                Management. During 2002, Mr. Pappas was Chief
                                                         Operating Officer of Atalanta/Sosnoff Management
                                                         Corporation. Prior to 2001, he was President and
                                                         Chief Executive Officer of UAM Investment
                                                         Services, Inc.
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Richard S. Robie, III         Since 2004                 Senior Managing Director, Putnam Investments,
(3/30/60), Vice President                                Putnam Management and Putnam Advisory Company.
                                                         Prior to 2003, Mr. Robie was Senior Vice President
                                                         of United Asset Management Corporation.

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Judith Cohen                  Since 1993                 Clerk and Assistant Treasurer, The Putnam Funds.
(6/7/45), Clerk and
Assistant Treasurer
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1 The address of each Officer is One Post Office Square, Boston, MA 02109.


Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Committees of the Board of Trustees

Audit and Pricing Committee. The Audit and Pricing Committee provides oversight on matters relating to the preparation of the funds' financial statements, compliance matters and Code of Ethics issues. This oversight is discharged by regularly meeting with management and the funds' independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds' independent auditors, including their independence. The members of the Committee include only Trustees who are not "interested persons" of the fund or Putnam Management. Each member of the Committee is "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange and as defined in Section 121(A) of the listing standards of the American Stock Exchange. The Trustees have adopted a written charter for the Committee. The Committee also reviews the funds' policies and procedures for achieving accurate and timely pricing of the funds' shares, including oversight of fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee oversees compliance by money market funds with Rule 2a-7, interfund transactions pursuant to Rule 17a-7, and the correction of occasional pricing errors. The Committee also receives reports regarding the liquidity of portfolio securities. The Audit and Pricing Committee currently consists of Drs. Joskow (Chairperson) and Kennan, and Messrs. Patterson and Stephens.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also reviews policy matters affecting the operation of the Board and its independent staff and makes recommendations to the Board as appropriate. The Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Committee also oversees the voting of proxies associated with portfolio investments of The Putnam Funds with the goal of ensuring that these proxies are voted in the best interest of the Funds' shareholders. The Board Policy and Nominating Committee currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill, Mullin and Patterson. The Board Policy and Nominating Committee will consider nominees for trustee recommended by shareholders of a fund provided shareholders submit their recommendations by the date disclosed in the fund's proxy statement and provided the shareholders' recommendations otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934.

Brokerage and Custody Committee. The Brokerage and Custody Committee reviews the policies and procedures of the Funds regarding the execution of portfolio transactions for the Funds, including policies regarding the allocation of brokerage commissions and soft dollar credits. The Committee reviews periodic reports regarding the Funds' activities involving derivative securities. The Committee also reviews and evaluates matters relating to the Funds' custody arrangements. The Committee currently consists of Messrs. Jackson (Chairperson), Curtis and Mullin, Ms. Baxter and Dr. Kennan.

Communication, Service, and Marketing Committee. This Committee examines the quality, cost and levels of services provided to the shareholders of The Putnam Funds. The Committee also reviews communications sent from the Funds to their shareholders, including shareholder reports, prospectuses, newsletters and other materials. In addition, this Committee oversees marketing and sales communications of the Funds' distributor. The Committee currently consists of Messrs. Putnam (Chairperson), Smith and Stephens and Dr. Joskow.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Investment Management and its affiliates to provide services to the Funds, (ii) the expenditure of the Funds' assets for distribution purposes pursuant to the Distribution Plans of the Funds, and (iii) the engagement of other persons to provide material services to the Funds, including in particular those instances where the cost of services is shared between the Funds and Putnam Investment Management and its affiliates or where Putnam Investment Management or its affiliates have a material interest. The Committee recommends to the Trustees such changes in arrangements that it deems appropriate. The Committee also reviews the conversion of Class B shares into Class A shares of the Funds in accordance with procedures approved by the Trustees. After review and evaluation, the Committee recommends to the Trustees the proposed organization of new Fund products, and proposed structural changes to existing Funds. The Committee is comprised exclusively of Independent Trustees. The Committee currently consists of Ms. Baxter (Chairperson), Messrs. Curtis, Jackson, and Mullin and Dr. Kennan.

Distributions Committee. This Committee oversees all Fund distributions and the management of the Closed-End Funds. In regard to distributions, the Committee approves the amount and timing of distributions paid by all the Funds to the shareholders when the Trustees are not in session. This Committee also meets regularly with representatives of Putnam Investments to review distribution levels and the Funds' distribution policies. Its oversight of the Closed-End Funds includes (i) investment performance, (ii) trading activity, (iii) determinations with respect to sunroof provisions,
(iv) disclosure practices, and (v) the use of leverage. The Committee currently consists of Messrs. Patterson (Chairperson) and Jackson and Dr. Joskow.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the Funds' business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to insure coordination of all efforts between the Trustees and Putnam Investments on behalf of the shareholders of the Putnam Funds. The Committee currently consists of Messrs. Hill (Chairman),
Jackson, and Putnam, Dr. Joskow and Ms. Baxter.

Investment Oversight Committees. These Committees regularly meet with investment personnel of Putnam Investment Management to review the investment performance and strategies of the Putnam Funds in light of their stated investment objectives and policies. Investment Oversight Committee A currently consists of Ms. Baxter (Acting Chairperson), and Mr. Smith. Investment Oversight Committee B currently consists of Messrs. Curtis (Chairperson), Hill and Stephens. Investment Committee C currently consists of Messrs. Mullin (Chairperson) and Putnam, and Dr. Kennan. Investment Oversight Committee D currently consists of Messrs. Patterson (Chairperson) and Jackson and Dr. Joskow.

Each Trustee of the fund receives an annual retainer fee and an additional meeting fee for each Trustees' meeting attended. Trustees who are not "interested persons" of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the Trustees who are not "interested persons" of Putnam Management are Trustees of all the Putnam funds and each receives fees for their services. For details of Trustees' fees paid by the fund and information concerning retirement guidelines for the Trustees, see "Charges and expenses" in Part I of this SAI.

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Putnam Management and its affiliates

Putnam Management is one of America's oldest and largest money management firms. Putnam Management's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam Investment Management Trust, a Massachusetts business trust owned by Putnam LLC, which is also the parent company of Putnam Retail Management, Putnam Advisory Company, LLC (a wholly-owned subsidiary of The Putnam Advisory Company Trust) and Putnam Fiduciary Trust Company. Putnam LLC, which generally conducts business under the name Putnam Investments, is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Trustees and officers of the fund who are also officers of Putnam
Management or its affiliates or who are stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund's portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management's compensation under the Management Contract, see "Charges and expenses" in Part I of this SAI. Putnam Management's compensation under the Management Contract may be reduced in any year if the fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund's expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the fund has a distribution plan, payments required under such plan. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any expense limitation from time to time in effect are described in the prospectus and/or Part I of this SAI.

In addition, through December 31, 2004, Putnam Management has agreed to waive fees and reimburse expenses of the fund to the extent necessary to ensure that the fund's class A shares pay total fund operating expenses at an annual rate that does not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund (expressed in each case as a percentage of average net assets). Putnam Management has also agreed to a corresponding waiver/reimbursement with respect to each other class of shares of the fund (adjusting the Lipper category average to reflect the 12b-1 fee, if any, applicable to each such class). For these purposes, the Lipper category average will be calculated by Lipper each calendar quarter based on expense information for the most recent fiscal year of each fund included in that category, and the expense limitation will be updated as of the first business day after Lipper publishes the category average (generally shortly after the end of each calendar quarter).

In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund's most recent fiscal year is included in "Charges and Expenses" in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on 30 days' written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

In considering the Management Contract, the Trustees consider numerous factors they believe to be relevant, including the advisor's research and decision-making processes, the methods adopted to assure compliance with the fund's investment objectives, policies and restrictions; the level of research required to select the securities appropriate for investment by the fund; the education, experience and number of advisory personnel; the level of skill and effort required to manage the fund; the value of services provided by the advisor; the economies and diseconomies of scale reflected in the management fee; the advisor's profitability; the financial condition and stability of the advisor; the advisor's trade allocation methods; the standards and performance in seeking best execution; allocation for brokerage and research and use of soft dollars; the fund's total return performance compared with its peers. Putnam has established several management fee categories to fit the particular characteristics of different types of funds.

The nature and complexity of international and global funds generally makes these funds more research intensive than funds that invest mainly in U.S. companies, due to the greater difficulty of obtaining information regarding the companies in which the fund invests, and the governmental, economic and market conditions of the various countries outside of the U.S. In addition, trade execution and settlement may be more costly than in the U.S.

Conversely, the research intensity for a U.S. money market or bond fund is typically less than for a international or global fund or a U.S. equity fund due to the more ready availability of information regarding the issuer, the security, the accessibility of the trading market and the typically lower trading and execution costs. See "Portfolio Transactions - Brokerage and Research Services."

Portfolio Transactions

Investment decisions. Investment decisions for the fund and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Putnam Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and research services. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. The fund pays commissions on certain securities traded in the over-the-counter markets. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in tax-exempt securities and certain other fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as economic analysis, investment research and database services, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, performance measurement services, subscriptions, pricing services, quotation services, news services and computer equipment (investment-related hardware and software) utilized by Putnam Management's managers and analysts. Where the services referred to above are used by Putnam Management not exclusively for research purposes, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash.

Putnam Management places all orders for the purchase and sale of portfolio investments for the fund and buys and sells investments for the fund through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for the fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause the fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934
Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause the fund to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Principal Underwriter

Putnam Retail Management is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See "Charges and expenses" in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management and Putnam Retail Management (The Putnam Investments' Code of Ethics) and by the fund (the Putnam Funds' Code of Ethics). The Putnam Investments' Code of Ethics and the Putnam Funds' Code of Ethics, in accordance with Rule 17j-1 of the Investment Company Act of 1940, as amended, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments' Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, the Putnam Investments' Code, consistent with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing and requirements established by Rule 17j-1, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds' Code of Ethics incorporates and applies the restrictions of Putnam Investments' Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds' Code does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds' Code regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The fund's Trustees, in compliance with Rule 17j-1, approved Putnam Investments' and the Putnam Funds' Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.

Investor Servicing Agent and Custodian

Putnam Investor Services, a division of Putnam Fiduciary Trust Company ("PFTC"), is the fund's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund as an expense of all its shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts and the assets of the fund. For Putnam Prime Money Market Fund the fee paid to Putnam Investor Services is 0.01% per annum.

PFTC is the custodian of the fund's assets. In carrying out its duties under its custodian contract, PFTC may employ one or more subcustodians whose responsibilities include safeguarding and controlling the fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the fund's investments. PFTC and any subcustodians employed by it have a lien on the securities of the fund (to the extent permitted by the fund's investment restrictions) to secure charges and any advances made by such subcustodians at the end of any day for the purpose of paying for securities purchased by the fund. The fund expects that such advances will exist only in unusual circumstances. Neither PFTC nor any subcustodian determines the investment policies of the fund or decides which securities the fund will buy or sell. PFTC pays the fees and other charges of any subcustodians employed by it. The fund pays PFTC an annual fee based on the fund's assets, securities transactions and securities holdings and reimburses PFTC for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services.

The fund may from time to time pay custodial or investor servicing agent expenses in full or in part through the placement by Putnam Management of the fund's portfolio transactions with the subcustodians or with a third party broker having an agreement with the subcustodians. See "Charges and expenses" in Part I of this SAI for information on fees and reimbursements for investor servicing and custody received by PFTC. The fees may be reduced by credits allowed by PFTC.

Counsel to the Fund and the Independent Trustees

Ropes & Gray LLP serves as counsel to the fund and the independent Trustees, and is located at One International Place, Boston,
Massachusetts 02110.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The fund determines net asset value as of the close of regular trading on the Exchange, normally 4:00 p.m except that Putnam Prime Money Market Fund normally determines net asset value as of 5:00 p.m. Eastern time. However, equity options held by the fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the fund are priced as of their close of trading at 4:15 p.m.

Securities for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price (or official closing price for certain markets) or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and ask prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by the fund are restricted as to resale, Putnam Management determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York time). The closing prices for securities in markets or on exchanges outside the U.S. that close prior to the close of the Exchange may not fully reflect events that occur after such close but before the close of the Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent. In addition, securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the fund.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the Exchange which will not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

The funds may also value their assets at fair value under other circumstances pursuant to procedures approved by the Trustees.

Money Market Funds

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the Investment Company Act of 1940.

Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a money market fund remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder's investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder's account on the last business day of each month. It is expected that a money market fund's net income will normally be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder's account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder's accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

HOW TO BUY SHARES

Each prospectus describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Investor Services (at 1-800-225-1581).
This section of the SAI contains more information on how to buy shares and the features of all share classes offered by Putnam funds. These features include the sales charges and contingent deferred sales charges (CDSCs) payable by investors, the conditions under which those charges may be reduced, and the sales charges, commissions and other amounts payable by Putnam Retail Management to investment dealers. As set forth under the following sub-headings of this section, some features apply to all classes, while others apply only to certain classes:

* General Information describes how to buy shares, identifies the classes, describes ways of reducing sales charges that apply to all classes and describes certain payments to investment dealers.

* Additional Information about Class A and Class M Shares describes the allocation of initial sales charges between Putnam Retail Management and investment dealers, ways of reducing those sales charges, the CDSC payable by purchasers of $1 million or more of class A shares and the commissions on those purchases payable by Putnam Retail Management to investment dealers.

* Additional Information about Class B, Class C and Class R Shares describes the commissions payable by Putnam Retail Management to investment dealers.

* Putnam Prime Money Market Fund describes the special procedures applicable to that fund. Information in the other sections listed above is not applicable to that fund.

General Information

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares and class M shares, the public offering price is the net asset value plus the applicable sales charge, if any. (The public offering price is thus calculable by dividing the net asset value by 100% minus the sales charge, expressed as a percentage.) No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer or a registered transfer agent or registered clearing agent receives the order, together with all required identifying information, before the close of regular trading on the Exchange. If the dealer or registered transfer agent or registered clearing agent receives the order after the close of the Exchange, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after all required identifying information has been collected. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial and subsequent purchases must satisfy the minimums stated in the prospectus, except that (i) individual investments under certain employee benefit plans or Tax Qualified Retirement Plans may be lower,
(ii) persons who are already shareholders may make additional purchases of $50 or more by sending funds directly to Putnam Investor Services (see "Your investing account" below), and (iii) for investors participating in systematic investment plans and military allotment plans, the initial and subsequent purchases must be $25 or more. Information about these plans is available from investment dealers or from Putnam Investor Services.

As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly, semimonthly or weekly bank drafts for a fixed amount (at least $25) are used to purchase fund shares at the applicable public offering price next determined after Putnam Retail Management receives the proceeds from the draft. A shareholder may choose any day of the month or week for these drafts, but if the date falls on a weekend or holiday, the draft will be processed on the next business day. Further information and application forms are available from investment dealers or from Putnam Retail Management.

Distributions to be reinvested are reinvested without a sales charge in shares of the same class as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Payment in securities. In addition to cash, the fund may accept securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Management determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities which are delivered in proper form.
The fund will not accept options or restricted securities as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

Class A shares and class M shares are generally sold with a sales charge payable at the time of purchase (except for class A shares and class M shares of money market funds). As used in this SAI and unless the context requires otherwise, the term "class A shares" includes shares of funds that offer only one class of shares. The prospectus contains a table of applicable sales charges.

Class B shares and class C shares are generally sold subject to a CDSC payable upon redemption within a specified period after purchase. The prospectus contains a table of applicable CDSCs. CDSCs on shares sold outside the United States may differ.

Class B shares will automatically convert into class A shares at the end of the month eight years after the purchase date. Class B shares acquired by exchanging class B shares of another Putnam fund will convert into class A shares based on the time of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes.

Class T shares are sold at net asset value without a sales charge or CDSC. See the prospectus that offers class T shares for more information.

Class R shares, which are not subject to sales charges or a CDSC, are available only to certain defined contribution plans.

Class Y shares, which are not subject to sales charges or a CDSC, are available only to certain defined contribution plans, college savings plans, bank trust departments and trust companies. See the prospectus that offers class Y shares for more information.

Sales without sales charges, contingent deferred sales charges or short-term trading fees. The fund may sell shares without a sales charge or CDSC to:

(i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain corporate affiliates, their family members, business and personal associates; employee benefit plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

(ii) employer-sponsored retirement plans, for the repurchase of shares in connection with repayment of plan loans made to plan participants (if the sum loaned was obtained by redeeming shares of a Putnam fund sold with a sales charge) (not offered by tax-exempt funds);

(iii) clients of administrators of tax-qualified employer-sponsored retirement plans which have entered into agreements with Putnam Retail Management (not offered by tax-exempt funds);

(iv) registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their family members (Putnam Retail Management is regarded as the dealer of record for all such accounts);

(v) investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by such closed-end fund;

(vi) a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate; and

(vii) "wrap accounts" maintained for clients of broker-dealers, financial institutions or financial intermediaries who have entered into agreements with Putnam Retail Management with respect to such accounts, which in all cases shall be subject to a wrap fee economically comparable to a sales charge. Fund shares offered pursuant to this waiver may not be advertised as "no load," or otherwise offered for sale at NAV without a wrap fee.

The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam's insured investor program.

Investors who set up an Systematic Withdrawal Plan ("SWP") for a share account (see "Plans available to shareholders -- Systematic Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.

No CDSC is imposed on the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions, or (iii) were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first.

The fund will waive any CDSC on redemptions, in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust. Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or post-purchase disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

The short-term trading fee may not apply in certain circumstances, such as redemptions on certain omnibus accounts, including accounts established as part of a Section 529 college savings plan, transactions in connection with periodic portfolio rebalancings of certain wrap accounts, automatic rebalancing arrangements entered into by Putnam Retail Management and dealers, and Systematic Withdrawal Plan redemptions. A short-term trading fee will also not be imposed in cases of shareholder death or post-purchase disability or other circumstances in which a CDSC would be waived as stated above.

Additional Information About Class A and Class M Shares

The underwriter's commission is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount. Putnam Retail Management retains the entire sales charge on any retail sales made by it.

Putnam Retail Management offers several plans by which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These plans may be altered or discontinued at any time.

The public offering price of class A and class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase (calculable as described above). The fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam Retail Management as shown in the following table, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer.

For Growth Funds, Blend Funds, Value Funds and Asset Allocation Funds only:


                                    CLASS A                      CLASS M
                                           Amount of                     Amount of
                          Sales charge   sales charge   Sales charge   sales charge
                              as a        reallowed to      as a        reallowed to
                            percentage   dealers as a    percentage     dealers as a
Amount of transaction      of offering    percentage of  of offering   percentage of
at offering price ($)         price      offering price     price      offering price
-------------------------------------------------------------------------------------
Under 50,000                  5.25%         5.00%           3.50%          3.00%
50,000 but under 100,000      4.00          2.75            2.50           2.00
100,000 but under 250,000     3.00          2.75            1.50           1.00
250,000 but under 500,000     2.25          2.00            1.00           1.00
500,000 but under 1,000,000   2.00          1.75            NONE           NONE
1,000,000 and above           NONE          NONE            NONE           NONE
-------------------------------------------------------------------------------------



For Income Funds only (except for Putnam Floating Rate Income Fund and Putnam
Intermediate U.S. Government Income Fund):

                                    CLASS A                       CLASS M
                                           Amount of                     Amount of
                          Sales charge   sales charge   Sales charge   sales charge
                              as a        reallowed to      as a        reallowed to
                            percentage   dealers as a    percentage     dealers as a
Amount of transaction      of offering    percentage of  of offering   percentage of
at offering price ($)         price      offering price     price      offering price
-------------------------------------------------------------------------------------
Under 50,000                  4.50%          4.25%          3.25%          3.00%
50,000 but under 100,000      4.25           4.00           2.25           2.00
100,000 but under 250,000     3.25           3.00           1.50           1.25
250,000 but under 500,000     2.50           2.25           1.00           1.00
500,000 but under 1,000,000   2.00           1.75           NONE           NONE
1,000,000 and above           NONE           NONE           NONE           NONE
-------------------------------------------------------------------------------------




For Putnam Floating Rate Income Fund and Putnam Intermediate U.S. Government
Income Fund only:

                                   CLASS A                       CLASS M
                                           Amount of                     Amount of
                          Sales charge   sales charge   Sales charge   sales charge
                              as a        reallowed to      as a        reallowed to
                            percentage   dealers as a    percentage     dealers as a
Amount of transaction      of offering    percentage of  of offering   percentage of
at offering price ($)         price      offering price     price      offering price
-------------------------------------------------------------------------------------
Under 100,000                 3.25%          3.00%          2.00%          1.80%
100,000 but under 250,000     2.50           2.25           1.50           1.30
250,000 but under 500,000     2.00           1.75           1.00           1.00
500,000 but under 1,000,000   1.50           1.25           NONE           NONE
1,000,000 and above           NONE           NONE           NONE           NONE
-------------------------------------------------------------------------------------




For Tax Free Funds only:

                                    CLASS A                       CLASS M
                                           Amount of                     Amount of
                          Sales charge   sales charge   Sales charge   sales charge
                              as a        reallowed to      as a        reallowed to
                            percentage   dealers as a    percentage     dealers as a
Amount of transaction      of offering    percentage of  of offering   percentage of
at offering price ($)         price      offering price     price      offering price
-------------------------------------------------------------------------------------
Under 25,000                  4.50%           4.50%         3.25%          3.00%
25,000 but under 50,000       4.25            4.25          3.25           3.00
50,000 but under 100,000      4.25            4.25          2.25           2.00
100,000 but under 250,000     3.50            3.50          1.50           1.25
250,000 but under 500,000     2.75            2.75          1.00           1.00
500,000 but under 1,000,000   2.00            1.85          NONE           NONE
1,000,000 and above           NONE            NONE          NONE           NONE
-------------------------------------------------------------------------------------


Combined purchase privilege. The following persons may qualify for the sales charge reductions or eliminations shown in the prospectus by combining into a single transaction the purchase of class A shares or class M shares with other purchases of any class of shares by such persons:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940 (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children under twenty-one, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under
Section 401 of the Internal Revenue Code of 1986, as amended (the
"Code");

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Internal Revenue Code (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds) purchased at the same time, if the dealer places the order for such shares directly with Putnam Retail Management.

Right of accumulation. A purchaser of class A shares or class M shares may qualify for a right of accumulation discount by combining all current purchases by such person with the value of certain other shares of any class of Putnam funds already owned. In the case of an individual purchaser, all current purchases made or already owned by the individual's spouse and children under the age of 21 may be combined with the individual's current purchases. The applicable sales charge is based on the total of:

(i) the investor's current purchase(s); and

(ii) the maximum public offering price (at the close of business on the previous day) of:

(a) all shares held in accounts registered to the investor and other accounts eligible to be linked to the investor's accounts (as described below) in all of the Putnam funds (except closed-end and money market funds, unless acquired as described in (b) below); and

(b) any shares of money market funds acquired by exchange from other
Putnam funds

Account types eligible to be linked for the purpose of qualifying for a right of accumulation discount include the following (in each case as registered to the investor, his or her spouse and his or her children under the age of 21):

(i) individual accounts;

(ii) joint accounts;

(iii) accounts established as part of a plan established pursuant to
Section 403(b) of the Internal Revenue Code of 1986, as amended ("403(b) plans") or an IRA other than a Simple IRA, SARSEP or SEP IRA;

(iv) shares owned through accounts in the name of the investor's (or spouse's or minor child's) dealer or other financial intermediary (with documentation identifying to the satisfaction of Putnam Investor
Services the beneficial ownership of such shares); and

(v) accounts established as part of a Section 529 college savings plan managed by Putnam Management

Putnam Investor Services automatically links accounts the registrations of which are under the same last name and address. Shares owned as part of an employee benefit plan of a single employer or of affiliated employers (other than 403(b) plans) or a single fiduciary account opened by a trustee or other fiduciary (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under
Section 401 of the Internal Revenue Code) are not eligible for linking to qualify for the right of accumulation discount, although all current purchases made by each such plan may be combined for purposes of determining the sales charge applicable to shares purchased at such time by the plan.

To obtain the right of accumulation discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments. Sales charge discounts under a right of accumulation apply only to current purchases. No credit is given for any higher sales charge paid with respect to previous purchases for the investor's account or any linked accounts.

Statement of Intention. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention, which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding money market funds). Each purchase of class A shares or class M shares under a Statement of Intention will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Statement of Intention. A Statement of Intention may include purchases of shares made not more than 90 days prior to the date that an investor signs a Statement; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns any excess commissions previously received.


To the extent that an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management in accordance with the prospectus. Putnam Retail Management will make a corresponding downward adjustment to the amount of the reallowance payable to the dealer with respect to purchases made prior to the investor's failure to fulfill the conditions of the Statement of Intention. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied. Adjustments to sales charges and dealer reallowances will not be made in the case of the shareholder's death prior to the expiration of the 13-month period.


Statements of Intention are not available for certain employee benefit plans.

Statement of Intention forms may be obtained from Putnam Retail Management or from investment dealers. In addition, shareholders may complete the applicable portion of the fund's standard account application. Interested investors should read the Statement of Intention carefully.

Group purchases of class A and class M shares. Members of qualified groups may purchase class A shares of the fund at a group sales charge rate of 4.50% of the public offering price (4.71% of the net amount invested). The dealer discount on such sales is 3.75% of the offering price. Members of qualified groups may also purchase class M shares at net asset value.

To receive the class A or class M group rate, group members must purchase shares through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to Putnam Retail Management, together with payment and completed application forms. After the initial purchase, a member may send funds for the purchase of shares directly to Putnam Investor Services. Purchases of shares are made at the public offering price based on the net asset value next determined after Putnam Retail Management or Putnam Investor Services receives payment for the shares. The minimum investment requirements described above apply to purchases by any group member. Only shares purchased under the class A group discount are included in calculating the purchased amount for the purposes of these requirements.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which, with respect to the class A discount only, at least 10 members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) with respect to the class A discount only, the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than an annual basis; (vi) the group or its investment dealer will provide annual certification in form satisfactory to Putnam Investor Services that the group then has at least 25 members and, with respect to the class A discount only, that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification in form satisfactory to Putnam Investor Services as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnerships and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring class A shares for the benefit of any of the foregoing.

A member of a qualified group may, depending upon the value of class A shares of the fund owned or proposed to be purchased by the member, be entitled to purchase class A shares of the fund at non-group sales charge rates shown in the prospectus which may be lower than the group sales charge rate, if the member qualifies as a person entitled to reduced non-group sales charges. Such a group member will be entitled to purchase at the lower rate if, at the time of purchase, the member or his or her investment dealer furnishes sufficient information for Putnam Retail Management or Putnam Investor Services to verify that the purchase qualifies for the lower rate.

Interested groups should contact their investment dealer or Putnam Retail Management. The fund reserves the right to revise the terms of or to suspend or discontinue group sales at any time.

Purchases of $1 million or more of Class A shares. Purchases of class A shares of $1 million or more are not subject to an initial sales charge, but shares purchased by investors other than qualified benefit plans are subject to a CDSC of 1.00% or 0.50% if redeemed before the first or second anniversary, respectively, of purchase, unless the dealer of record has, with Putnam Retail Management's approval, waived its commission or agreed to refund its commission to Putnam Retail Management if a CDSC would otherwise apply.

On sales at net asset value to a class A qualified benefit plan, Putnam Retail Management pays commissions to the dealer of record at the time of the sale on net monthly purchases up to the following rates: 1.00% of the first $1 million, 0.75% of the next $1 million and 0.50% thereafter.

On sales at net asset value to other investors, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes begins with the first net asset value purchase following the end of the prior period. These commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

Purchases of less than $1 million of Class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA that is not part of a Class A qualified benefit plan addressed above, including Putnam Rollover IRAs for which Putnam Retail Management or an affiliate is the dealer of record, with less than $1 million in proceeds from a retirement plan for which a Putnam fund is an investment option are not subject to an initial sales charge or CDSC. Putnam Retail Management or Putnam Investor services may pay commissions or finders' fees of up to 1.00% of the proceeds for such Putnam Rollover IRA purchases to the dealer of record.

Purchases of Class M shares for rollover IRAs. Purchases of class M shares for a Putnam Rollover IRA with proceeds in any amount from a retirement plan for which a Putnam fund is an investment option are not subject to an initial sales charge but may be subject to a CDSC on shares redeemed within one year of purchase at the rates set forth below, which are equal to commissions Putnam Retail Management pays to the dealer of record at the time of the sale of class M shares. These purchases will not be subject to a CDSC if the dealer of record has, with Putnam Retail Management's approval, waived its commission or agreed to refund its commission to Putnam Retail Management if a CDSC would otherwise apply.

                                    Class M CDSC and dealer commission
                                    ----------------------------------
All growth, blend, value and asset
allocation funds:                                 0.65%
All income funds (except Putnam Money
Market Fund):                                     0.40%
Putnam Money Market Fund                          0.15%


Additional Information About Class B, Class C and Class R Shares

Except as noted below, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Municipal Income Fund, which has a 0.25% pre-paid service fee). For Putnam Floating Rate Income Fund and Putnam Intermediate U.S. Government Income Fund, Putnam Retail Management will pay a 2.75% commission to financial intermediaries selling class B shares of the fund. Putnam Retail Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund, and may, at its discretion, pay financial intermediaries up to a 1.00% commission on sales of class R shares of a fund. Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales. Purchases of class C shares may be made without a CDSC if the dealer of record has, with Putnam Retail Management's approval, waived its commission or agreed to refund its commission to Putnam Retail Management. Commissions may vary on sales outside the United States.

Putnam Prime Money Market Fund

The fund makes a continuous offering of its shares. Shares of the fund are sold at the net asset value per share next determined after confirmation of a completed purchase order by Putnam Investor Services. As the fund is designed for institutional investors, the share classes offered and the terms and conditions of buying them vary from other Putnam funds. The fund's prospectus contains detailed information on these terms and conditions. Payment for shares must be in federal funds or other immediately available funds.

No initial or contingent deferred sales charges apply to shares of the fund.


DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees.
No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by the National Association of Securities Dealers, Inc.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least $1 million or that are class A qualified benefit plans, unless the shareholder has made arrangements with Putnam Retail Management and the dealer of record has waived the sales commission.


Rate                          Fund
----                          ----
0.25%                         All funds currently making payments under a class A
                              distribution plan, except for those listed below
0.20%                         Putnam Tax-Free High Yield Fund
                              Putnam Tax-Free Insured Fund
0.20% for shares purchased
on or before 12/31/89;        Putnam Convertible Income-Growth Trust
0.25% for shares
purchased after 12/31/89      The George Putnam Fund of Boston
                              Putnam Global Equity Fund (formerly Putnam Global Growth Fund)
                              Putnam Global Natural Resources Fund
                              Putnam Health Sciences Trust
                              The Putnam Fund for Growth and Income
                              Putnam Investors Fund
                              Putnam Vista Fund
                              Putnam Voyager Fund
0.20% for shares purchased
on or before 3/31/90;         Putnam High Yield Trust
0.25% for shares
purchased after 3/31/90       Putnam U.S. Government Income Trust
0.20% for shares purchased
on or before 1/1/90;          Putnam Equity Income Fund
0.25% for shares purchased
after 1/1/90
0.20% for shares purchased
on or before 3/31/91;         Putnam Income Fund
0.25% for shares
purchased after 3/31/91
0.20% for shares purchased
on or before 5/7/92;          Putnam Municipal Income Fund
0.25% for shares
purchased after 5/7/92
0.15% for shares purchased
on or before 3/6/92;          Putnam Michigan Tax Exempt Income Fund
0.20% for shares
purchased after 3/6/92        Putnam Minnesota Tax Exempt Income Fund
                              Putnam Ohio Tax Exempt Income Fund
0.15% for shares purchased
on or before 5/11/92;         Putnam Massachusetts Tax Exempt Income Fund
0.20% for shares
purchased after 5/11/92
0.15% for shares purchased
on or before 7/12/92;         Putnam New York Tax Exempt Opportunities Fund
0.20% for shares
purchased after 7/12/92
0.15% for shares purchased
on or before 12/31/92;        Putnam California Tax Exempt Income Fund
0.20% for shares
purchased after 12/31/92      Putnam New Jersey Tax Exempt Income Fund
                              Putnam New York Tax Exempt Income Fund
                              Putnam Tax Exempt Income Fund
0.15% for shares purchased
on or before 3/5/93;          Putnam Arizona Tax Exempt Income Fund
0.20% for shares
purchased after 3/5/93
0.15% for shares purchased
on or before 7/8/93;          Putnam Florida Tax Exempt Income Fund
0.20% for shares
purchased after 7/8/93        Putnam Pennsylvania Tax Exempt Income Fund
0.00%                         Putnam Money Market Fund
                              Putnam Tax Exempt Money Market Fund



Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).


Rate                           Fund
----                           ----
0.25%                          All funds currently making payments under a class B
                               distribution plan, except for those listed below
0.25%, except that the first   Putnam Municipal Income Fund
year's service fees of 0.25%   Putnam Tax-Free Insured Fund
are prepaid at time of sale    Putnam Tax-Free High Yield
0.25% , except that the first  Putnam Arizona Tax Exempt Income Fund
year's service fees of 0.20%   Putnam California Tax Exempt Income Fund
are prepaid at time of sale    Putnam Florida Tax Exempt Income Fund
                               Putnam Massachusetts Tax Exempt Income Fund
                               Putnam Michigan Tax Exempt Income Fund
                               Putnam Minnesota Tax Exempt Income Fund
                               Putnam New Jersey Tax Exempt Income Fund
                               Putnam New York Tax Exempt Income Fund
                               Putnam New York Tax Exempt Opportunities Fund
                               Putnam Ohio Tax Exempt Income Fund
                               Putnam Pennsylvania Tax Exempt Income Fund
                               Putnam Tax Exempt Income Fund
0.00%                          Putnam Money Market Fund


Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record). No payments are made during the first year after purchase unless the shareholder has made arrangements with Putnam Retail Management and the dealer of record has waived the sales commission.


Rate                           Fund
----                           ----
1.00%                          All funds currently making payments under a class C
                               distribution plan, except the fund listed below
0.50%                          Putnam Money Market Fund

Different rates may apply to shares sold outside the United States.


Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record), except as follows. No payments are made during the first year after purchase on shares purchased at net asset value for Putnam Rollover IRAs, unless the dealer of record has waived the sales commission.


Rate                           Fund
----                           ----
0.65%                          All growth, blend, value and asset allocation funds currently making payments under a class M distribution plan
0.40%                          All income funds currently making payments under a class M distribution plan (except for Putnam Money Market Fund)
0.15%                          Putnam Money Market Fund


Class R shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class R shares for which such dealers are designated the dealer of record).


Rate                           Fund
----                           ----
0.50%                          All funds currently making payments under a class R
                               distribution plan

Dealers may share a portion of the Class R distribution fee with third parties who provide services to plans investing in Class R shares and participants in such plans.


Class T shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class T shares for which such dealers are designated the dealer of record).

Rate                           Fund
----                           ----
0.25%                          Putnam Money Market Fund

Class S Shares

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class S shares for which such dealers are designated the dealer of record).

Rate                           Fund
----                           ----
0.10%                          Putnam Prime Money Market Fund

INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, they will receive a statement confirming the transaction and listing their current share balance. (Under certain investment plans, a statement may only be sent quarterly.) Shareholders will receive a statement confirming reinvestment of distributions in additional fund shares (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs. To help shareholders take full advantage of their Putnam investment, they will receive a Welcome Kit and a periodic publication covering many topics of interest to investors. The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. Easy-to-read, free booklets on special subjects such as the Exchange Privilege and IRAs are available from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:30 a.m. and 8:00 p.m., and Saturdays from 9:00 a.m. to 5:00 p.m., Boston time for more information, including account balances. Shareholders can also visit the Putnam web site at http://www.putnaminvestments.com.

Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through a defined contribution plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check, endorsed to the order of the fund. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment of $500, a shareholder may send checks to Putnam Investor Services for $50 or more, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell fund shares?" in the prospectus. Money market funds and certain other funds will not issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued for safekeeping at no charge to the shareholder.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

Putnam Investor Services may make special services available to shareholders with investments exceeding $1,000,000. Contact Putnam Investor Services for details.

The fund pays Putnam Investor Services' fees for maintaining Investing
Accounts.

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest (within 1 year) the proceeds of such sale in shares of the same class of the fund, or may be able to reinvest (within 1 year) the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Retail Management receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes. Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares and no address change has been made within the preceding 15 days. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege. No exchanges are permitted into or out of Putnam Prime Money Market Fund.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services.

Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis.

All exchanges are subject to applicable short-term trading fees and Putnam's policies on short-term trading, as set forth in the Fund's Prospectus. In addition, trustees, sponsors and administrators of qualified plans that invest in the Fund may impose short-term trading fees whose terms may differ from those described in the Prospectus.

Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares unless the fund paying the distribution is a money market fund. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objective(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

The minimum account size requirement for the receiving fund will not apply if the current value of your account in the fund paying the distribution is more than $5,000.

Shareholders of other Putnam funds (except for money market funds, whose shareholders must pay a sales charge or become subject to a CDSC) may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent comprised of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time and is not available for dividends paid by Putnam Prime Money Market Fund. Shareholders in other Putnam funds cannot cross fund reinvest into the Putnam Prime Money Market Fund.

Plans Available To Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

Systematic Withdrawal Plan ("SWP"). An investor who owns or buys shares of the fund valued at $5,000 or more at the current public offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a plan concurrently with purchases of additional shares of the fund would be disadvantageous to the investor because of the sales charge payable on such purchases. For this reason, the minimum investment accepted while a plan is in effect is $1,000, and an investor may not maintain a plan for the accumulation of shares of the fund (other than through reinvestment of distributions) and a plan at the same time. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor
Services make no recommendations or representations in this regard.

Tax Qualified Retirement Plans; 403(b) and SEP Plans. (Not offered by funds investing primarily in tax-exempt securities.) Investors may purchase shares of the fund through the following Tax Qualified
Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs).

Each of these Plans has been qualified as a prototype plan by the Internal Revenue Service. Putnam Investor Services will furnish services under each plan at a specified annual cost. Putnam Fiduciary Trust Company serves as trustee under each of these Plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, specialized professional plan administration services are available on an optional basis; contact Putnam Defined Contribution Plan Services at 1-800-225-2465, extension 8600.

A 403(b) Retirement Plan is available for employees of public school systems and organizations which meet the requirements of Section 501(c)(3) of the Internal Revenue Code. Forms and further information on the 403(b) Plan are also available from investment dealers or from Putnam Retail Management. Shares of the fund may also be used in simplified employee pension (SEP) plans. For further information on the Putnam prototype SEP plan, contact an investment dealer or Putnam Retail Management.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

In addition to the plans described above, Putnam Retail Management or Putnam Investor Services may enter into arrangements with certain dealers which provide for automatic periodic rebalancing of shareholders' accounts in Putnam funds. For more information about these arrangements, please contact Putnam Retail Management or Putnam Investor Services.

SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is authorized and acceptable under and conforms with Putnam Fiduciary Trust Company's signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for more information on Putnam's signature guarantee and documentation requirements.

SUSPENSION OF REDEMPTIONS

The fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

PROXY VOTING GUIDELINES AND PROCEDURES


The Trustees of the Putnam funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds' portfolios. The proxy voting guidelines summarize the funds' positions on various issues of concern to investors, and provide direction to the proxy voting service used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of the Trustees, Putnam Management, the proxy voting service and the funds' proxy coordinator in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management and describe the procedures for handling potential conflicts of interest. The Putnam funds' proxy voting guidelines and procedures are included in this SAI as Appendix A. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC's Web site at www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures by calling Putnam's Shareholder Services at 1-800-225-1581.


SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

Moody's Investors Service, Inc.

Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Notes

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial paper

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

-- Leading market positions in well established industries.
-- High rates of return on funds employed.
-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

Bonds

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

Notes

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial paper

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff & Phelps Corporation

Long-Term Debt

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/ or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.


DEFINITIONS

"Putnam Management"         -- Putnam Investment Management, LLC, the
                               fund's investment manager.

"Putnam Retail Management"  -- Putnam Retail Management Limited
                               Partnership, the fund's principal underwriter.

"Putnam Fiduciary Trust     -- Putnam Fiduciary Trust Company,
 Company"                      the fund's custodian.

"Putnam Investor Services"  -- Putnam Investor Services, a division of Putnam Fiduciary Trust Company, the fund's investor servicing agent.

"Putnam Investments"        -- The name under which Putnam LLC, the
                               parent company of Putnam Management and its affiliates, generally conducts business.


Appendix A

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds' positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds' proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds' proxies.

The proxy voting guidelines are just that - guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator's attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items pursuant to the funds' "Proxy Voting Procedures." The Proxy Coordinator, in consultation with the funds' Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds' proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds' proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors
------------------------------------------

Uncontested Election of Directors

The funds' proxies will be voted for the election of a company's nominees for the board of directors, except as follows:

* The funds will withhold votes for the entire board of directors if

  * the board does not have a majority of independent directors,

  * the board has not established independent nominating, audit, and compensation committees, or

  * the board has more than 19 members or fewer than five members, absent special circumstances.

* The funds will withhold votes for any nominee for director who:

  * is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

  * attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.), or

  * as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an "independent director" is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds' Trustees believe that the receipt of compensation for services other than service as a director raises significant independence issues.

Board size: The funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members' individual relationships, but also on the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Contested Elections of Directors

* The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

* The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines' basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option plans that will result in an average annual dilution of 1.67% or less (based on a 10-year plan and including all equity-based plans).

* The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

* Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

* The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

* The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

* The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder's investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other
Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

* The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a "shell" company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws - notably Delaware - provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

* The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

* The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds' Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company's name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

* The funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

* The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

* The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management's investment professionals and the funds' proxy voting service may also bring to the Proxy Coordinator's attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of the company's corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

* The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* The funds will vote for shareholder proposals that are consistent with the funds' proxy voting guidelines for board-approved proposals.

* The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors - and in particular their independent directors - accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

III.  VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers - i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company's stock on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management's investment professionals.

In addition, some non-U.S. markets require that a company's shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as "share re-registration." As a result, shareholders, including the funds, are not able to trade in that company's stock until the shares are re-registered back in the name of the local custodian or nominee.
In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors

Japan

* For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if

  * the board does not have a majority of outside directors,

  * the board has not established nominating and compensation committees composed of a majority of outside directors, or

  * the board has not established an audit committee composed of a majority of independent directors.

    * The funds will withhold votes for the appointment of members of a company's board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company's articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is "independent" if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

* The funds will withhold votes for the entire board of directors if

  * the board does not have a majority of outside directors,

  * the board has not established a nominating committee composed of at least a majority of outside directors, or

  * the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary:   For purposes of these guideline, an "outside director" is
a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in
Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company's largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

* The funds will withhold votes for the entire board of directors if

  * the board does not have at least a majority of independent non-executive directors,

  * the board has not established nomination committees composed of a majority of independent non-executive directors, or

  * the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

* The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the U.K.'s Combined Code on Corporate Governance ("Combined Code") has adopted the "comply and explain" approach to corporate governance, the funds' Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director's independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the U.K.'s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the "comply and explain" approach to corporate governance. Because the funds' Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Other Matters

* The funds will vote for shareholder proposals calling for a majority of a company's directors to be independent of management.

* The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

* The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* The funds will vote on a case-by-case basis on proposals relating to
  (1) the issuance of common stock in excess of 20% of the company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company's outstanding common stock where shareholders have preemptive rights.

As adopted May 14, 2004

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds'
Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case by case basis, or when there may be a conflict of interest.

The role of the funds' Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds' proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff ("Fund Administration"), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC ("Putnam Management"), the funds' investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds' custodians to ensure that all proxy materials received by the custodians relating to the funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of Fund Administration is appointed Proxy Coordinator to assist in the coordination and voting of the funds' proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from Fund Administration, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with the Senior Vice President of Fund Administration, the Executive Vice President of Fund Administration, and the Chair of the Board Policy and Nominating Committee on how the funds' shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under "Conflicts of Interest," and provide a conflicts of interest report (the "Conflicts Report") to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management's investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals' recommendation and the Conflicts Report with the Senior Vice President and/or Executive Vice President in determining how to vote the funds' proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator, the Senior Vice President, and/or the Executive Vice President may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 14, 2003

PUTNAM ARIZONA TAX EXEMPT INCOME FUND
PUTNAM FLORIDA TAX EXEMPT INCOME FUND
PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
PUTNAM OHIO TAX EXEMPT INCOME FUND
PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND
(collectively, the "funds")

FORM N-1A
PART C

OTHER INFORMATION


Item 22. Exhibits


(a) Agreement and Declaration of Trust for Arizona fund dated November 9, 1990 -- Incorporated by reference to the Arizona fund's Initial Registration Statement.
Agreement and Declaration of Trust, dated June 27, 1990 for Florida fund -- Incorporated by reference to the Florida fund's Initial Registration Statement.

Agreements and Declarations of Trust, as amended September 15, 1995 for Massachusetts fund, Michigan fund, Minnesota and Ohio -- Incorporated by reference to Post-Effective Amendment No. 15 to the respective fund's Registration Statement.

Agreement and Declaration of Trust for New Jersey fund dated November 17, 1989 -- Incorporated by reference to the New Jersey fund's Initial Registration Statement.
Agreement and Declaration of Trust dated April 1, 1989 for Pennsylvania fund -- Incorporated by reference to the Pennsylvania fund's Initial Registration Statement.

(b) By-Laws, as amended through July 21, 2000 for Arizona fund, Florida fund and New Jersey fund -- Incorporated by reference to Post-Effective Amendment No. 12 to the respective fund's Registration Statement.
By-Laws, as amended through July 21, 2000 for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund -- Incorporated by reference to Post-Effective Amendment No. 21 to the respective fund's
Registration Statement.

By-Laws, as amended through July 21, 2000 for Pennsylvania fund -- Incorporated by reference to Post-Effective Amendment No. 14 to the Pennsylvania fund's Registration Statement.

(c)(1) Portions of Agreement and Declaration of Trust relating to shareholder rights for Arizona fund, Florida fund and New Jersey fund -- Incorporated by reference to Post- Effective Amendment No. 4 to the respective fund's Registration Statement.

Portions of Agreement and Declaration of Trust relating to shareholder rights for Pennsylvania fund -- Incorporated by reference to Post-Effective Amendment No. 6 to the Pennsylvania fund's Registration Statement.

Portions of Agreements and Declarations of Trust relating to shareholder rights for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund -- Incorporated by reference to Post-Effective Amendment No. 13 to the respective fund's Registration Statement.
(c)(2) Portions of Bylaws relating to shareholder rights for Arizona fund, Florida fund and New Jersey fund -- Incorporated by reference to Post-Effective Amendment No. 5 to the respective fund's Registration Statement.

Portions of Bylaws relating to shareholder rights for Pennsylvania fund -- Incorporated by reference to Post-Effective Amendment No. 6 to the Pennsylvania fund's Registration Statement.

Portions of Bylaws relating to shareholder rights for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund -- Incorporated by reference to Post-Effective Amendment No. 14 to the respective fund's Registration Statement.
(d) Management Contract for Arizona fund, Florida fund and New Jersey fund dated July 16, 1999 - Incorporated by reference to Post-Effective Amendment No. 10 to the respective fund's Registration Statement. Management Contract for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund dated July 1, 1999 -- Incorporated by reference to Post-Effective Amendment No. 19 to the respective fund's Registration Statement.

Management Contract for Pennsylvania fund dated July 1, 1999. --
Incorporated by reference to Post-Effective Amendment No. 12 to the Pennsylvania fund's Registration Statement.

(e)(1) Distributor's Contract dated May 6, 1994 for Arizona fund, Florida fund and New Jersey fund -- Incorporated by reference to Post-Effective Amendment No. 5 to the respective fund's Registration Statement.

Distributor's Contract dated May 6, 1994 for Pennsylvania fund--
Incorporated by reference to Post-Effective Amendment No. 7 to the Pennsylvania fund's Registration Statement.

Distributor's Contracts dated May 6, 1994 for Massachusetts fund,
Michigan fund, Minnesota fund and Ohio fund -- Incorporated by reference to Post-Effective Amendment No. 14 to the respective fund's
Registration Statement.

(e)(2) Form of Dealer Sales Contract for Arizona fund -- Incorporated by reference to Post-Effective Amendment No. 4 to the Arizona fund's Registration Statement.

Form of Dealer Sales Contract for Florida fund and New Jersey fund -- Incorporated by reference to Post-Effective Amendment No. 2 to the Florida fund's Registration Statement.

Form of Dealer Sales Contract for Pennsylvania fund -- Incorporated by reference to Post-Effective Amendment No. 6 to the Pennsylvania fund's Registration Statement.

Form of Dealer Sales Contract for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund -- Incorporated by reference to Post-Effective Amendment No. 13 to the respective fund's Registration Statement.

(e)(3) Form of Financial Institution Sales Contract for Arizona fund -- Incorporated by reference to Post-Effective Amendment No. 4 to the Arizona fund's registration Statement.

Form of Financial Institution Sales Contract for Florida fund and New Jersey fund -- Incorporated by reference to Post-Effective Amendment No. 2 to therespective fund's Registration Statement.

Form of Financial Institution Sales Contract for Pennsylvania fund -- Incorporated by reference to Post-Effective Amendment No. 6 to the Pennsylvania fund's Registration Statement.
Form of Financial Institution Sales Contract for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund -- Incorporated by reference to Post-Effective Amendment No. 13 to the respective funds' Registration Statement.

(f) Trustee Retirement Plan dated October 4, 1996 for Arizona fund, Florida fund, Michigan fund, Minnesota fund, Ohio fund, and New Jersey fund -- Incorporated by reference to Post-Effective Amendment No. 9 to the respective fund's Registration Statements.

Trustee Retirement Plan dated October 4, 1996 for Massachusetts fund -- Incorporated by reference to Post-Effective Amendment No.18 to the Massachusetts fund'sRegistration Statement.
Trustee Retirement Plan dated October 4, 1996 for Pennsylvania fund -- Incorporated by reference to Post-Effective Amendment No. 11 to the Pennsylvania fund's Registration Statement.

(g) Custodian Agreement dated May 3, 1991 as amended June 1, 2001 for Arizona fund, Florida fund and New Jersey fund -- Incorporated by reference to Post-EffectiveAmendment No. 13 to the respective fund's Registration Statement.
Custodian Agreement dated May 3, 1991 as amended June 1, 2001 for
Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund -- Incorporated by reference to Post-Effective Amendment No. 22 to the respective funds' Registration Statement.

Custodian Agreement dated May 3, 1991 as amended June 1, 2001 for
Pennsylvania fund -- Incorporated by reference to Post-Effective
Amendment No. 15 to the Pennsylvania fund's Registration Statement.
(h)(1) Investor Servicing Agreement dated June 3, 1991 for Arizona fund -- Incorporated by reference to Post-Effective Amendment No. 1 to the Arizona fund's Registration Statement.

Investor Servicing Agreement dated June 3, 1991 for Florida fund and
New Jersey fund -- Incorporated by reference to Post-Effective Amendment No. 2 to the respective fund's Registration Statement.

Investor Servicing Agreement dated June 3, 1991 for Pennsylvania fund -- Incorporated by reference to Post-Effective Amendment No. 4 to the Pennsylvania fund's Registration Statement.

Investor Servicing Agreement dated June 3, 1991 for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund -- Incorporated by reference to Post-Effective Amendment No. 10 to the respective fund's
Registration Statement.
(h)(2) Letter of Indemnity dated December 18, 2003 with Putnam Investment Management - Exhibit 1.
(h)(3)  Liability Insurance Allocation Agreement -- Exhibit 2.
(i) Opinion of Ropes & Gray, including consent for Arizona fund and Florida fund -- Incorporated by reference into Post Effective No.
7 to the respective fund's Registration Statement.

Opinion of Ropes & Gray, including consent for New Jersey fund -- Incorporated by reference to Post-Effective Amendment No. 6 to the New Jersey fund's Registration Statement.
Opinion of Ropes & Gray, including consent for Pennsylvania fund -- Incorporated by reference to Pre-Effective Amendment
No. 1 to the Pennsylvania fund's Registration Statement.

Opinions of Ropes & Gray, including consents for Massachusetts fund and Ohio fund -- Incorporated by reference to Post-Effective Amendment 10 to the respective fund's Registration Statement.
Opinions of Ropes & Gray, including consents for Michigan fund and Minnesota fund -- Incorporated by reference to the respective fund's Initial Registration Statement.
(j)(1) Consent of Independent Accountants for Massachusetts fund, Michigan fund, Minnesota fund, Ohio fund, New Jersey fund and Pennsylvania fund - Exhibit 3.
(j)(2) Consent of Independent Accountants for Arizona fund and Florida fund - Exhibit 4.

(k) Not applicable.

(l) Investment Letters from Putnam Investments, LLC, dated March 31, 1995 to Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund for Class M shares -- Incorporated by reference to Post-Effective Amendment No. 15 to the respective fund's Registration Statement. Investment Letters from Putnam Investments, LLC dated April 30, 1995 to Florida fund and New Jersey fund for Class M shares -- Incorporated by reference to Post-Effective Amendment No. 6 to the respective fund's Registration Statement.

Investment Letter from Putnam Investments, LLC to Arizona fund for Class B shares --Incorporated by reference to Post-Effective Amendment No. 4 to the Arizona fund's Registration Statement.
Investment Letter for Class A shares from Putnam Investments, LLC to Pennsylvania fund -- Incorporated by reference to Pre-Effective Amendment No. 1 to the Pennsylvania fund's Registration Statement.
(m)(1) Class A Distribution Plan and Agreement dated March 5, 1992, as amended July 15, 1993 for Arizona fund -- Incorporated by reference to Post-Effective Amendment No. 4 to the Arizona fund's Registration Statement.
Class A Distribution Plan and Agreement dated July 8, 1993 for Florida fund -- Incorporated by reference to Post-Effective Amendment No. 4 to the Florida fund's Registration Statement.
Class A Distribution Plan and Agreement dated July 9, 1993, as amended July 15, 1993 for Massachusetts fund -- Incorporated by reference to Post-Effective Amendment No. 13 to the Massachusetts fund's Registration Statement.
Class A Distribution Plans dated May 7, 1992, as amended July 15, 1993 for Michigan fund, Minnesota fund and Ohio fund-- Incorporated by reference to Post-Effective Amendment No. 13 to the respective funds' Registration Statement.
Class A Distribution Plan and Agreement dated September 10, 1992, as amended January 1, 1993 for New Jersey fund -- Incorporated by reference to Post-Effective Amendment No. 4 to the New Jersey fund's Registration Statement.
Class A Distribution Plan and Agreement dated July 8, 1993 for Pennsylvania fund --Incorporated by reference to Post-Effective Amendment No. 6 to the Pennsylvania fund's Registration Statement.
(m)(2) Class B Distribution Plan and Agreement dated July 15, 1993 for Arizona fund --Incorporated by reference to Post-Effective Amendment No. 4 to the Arizona fund's Registration Statement.
Class B Distribution Plan dated July 8, 1993 for Florida fund -- Incorporated by reference to Post-Effective Amendment No. 3 to the Florida fund's Registration Statement.
Class B Distribution Plan dated January 1, 1993 for New Jersey fund -- Incorporated by reference to Post-Effective Amendment No. 4 to the New Jersey fund's Registration Statement.
Class B Distribution Plan and Agreement dated July 15, 1993 for Pennsylvania fund -- Incorporated by reference to Post-Effective Amendment No. 6 to the Pennsylvania fund's Registration Statement.

Class B Distribution Plans and Agreements dated July 14, 1993 for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund--Incorporated by reference to Post-Effective Amendment No. 13 to the respective fund's Registration Statement.
(m)(3) Class C Distribution Plan and Agreement dated July 16, 1999 for Massachusetts fund -- Incorporated by reference to Post-Effective Amendment No. 24 to the Massachusetts fund's Registration Statement.

(m)(4) Class M Distribution Plan dated June 30, 1995 for Arizona fund -- Incorporated by reference to Post-Effective Amendment No. 6 to the Arizona fund's Registration Statement.
Class M Distribution Plan dated April 28, 1995 for Florida fund -- Incorporated by reference to Post-Effective Amendment No. 6 to the Florida fund's Registration Statement.
Class M Distribution Plan and Agreement dated April 28, 1995 for New Jersey fund -- Incorporated by reference to Post-Effective Amendment No. 6 to the Florida fund's Registration Statement.
Class M Distribution Plans and Agreements dated March 31, 1995 for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund --Incorporated by reference to Post-Effective Amendment No. 15 to the respective funds' Registration Statement.
Class M Distribution Plan and Agreement dated June 30, 1995 for Pennsylvania fund -- Incorporated by reference to Post-Effective No. 9 to the Pennsylvania fund's Registration Statement.
(m)(5) Form of Dealer Service Agreement for Arizona fund -- Incorporated by reference to Post-Effective Amendment No. 5 to the Arizona fund's Registration Statement.

Form of Dealer Service Agreement for Florida fund and New Jersey fund -- Incorporated by reference to Post-Effective Amendment No. 3 to the respective fund's Registration Statement.

Form of Specimen Dealer Service Agreement for Pennsylvania fund -- Incorporated by reference to Post-Effective Amendment No. 7 to the Pennsylvania fund's Registration Statement.

Form of Specimen Dealer Service Agreement for Massachusetts fund,
Michigan fund, Minnesota fund and Ohio fund -- Incorporated by reference to Post-Effective Amendment No. 13 to the respective fund's
Registration Statement.

(m)(6) Form of Financial Institution Service Agreement for Arizona fund -- Incorporated by reference to Post-Effective Amendment No. 5 to the Arizona fund's Registration Statement.

Form of Financial Institution Service Agreement for Florida fund and New Jersey fund -- Incorporated by reference to Post-Effective Amendment No. 3 to therespective fund's Registration Statement.

Form of Financial Institution Service Agreement for Pennsylvania fund -- Incorporated by reference to Post-Effective Amendment No. 7 to the Pennsylvania fund's Registration Statement.

Form of Financial Institution Service Agreement for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund -- Incorporated by reference to Post-Effective Amendment No. 13 to the respective fund's
Registration Statement.

(n) Rule 18f-3 Plan for Arizona fund, Florida fund and New Jersey fund -- Incorporated by reference to Post-Effective Amendment No. 15 to the respective fund's Registration Statement.

Rule 18f-3 Plan for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund -- Incorporated by reference to Post-Effective Amendment No. 24 to the respective funds' Registration Statement.
Rule 18f-3 Plan for Pennsylvania fund -- Incorporated by reference to Post-Effective Amendment No. 17 to the Pennsylvania fund's Registration Statement.
(p)(1) The Putnam Funds Code of Ethics for Arizona fund, Florida fund and New Jersey fund -- Incorporated by reference to Post-Effective Amendment No. 14 to the respective fund's Registration Statement.
The Putnam Funds Code of Ethics for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund -- Incorporated by reference to Post-Effective Amendment No. 23 to the respective fund's Registration Statement.

The Putnam Funds Code of Ethics for Pennsylvania fund -- Incorporated by reference to Post-Effective Amendment No. 16 to the Pennsylvania fund's Registration Statement.

(p)(2) Putnam Investments Code of Ethics -- Arizona fund, Florida fund, Massachusetts fund, Michigan fund, Minnesota fund, Ohio fund, New Jersey fund and Pennsylvania fund - Exhibit 5.

Item 23. Persons Controlled by or under Common Control with Registrants


None.


Item 24.   Indemnification


The information required by this item is incorporated by reference to each Registrant's initial Registration Statement on Form N-1A under the Investment Company Act of 1940 File Nos. 811-4531, 811-6129, 811-4518,
811-4529, 811-4527, 811-5977, 811-4528 and 811-5802 for the Arizona,
Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio and Pennsylvania funds, respectively.


Items 25 and 26.



Item 25. Business and Other Connections of Investment Adviser


Except as set forth below, the directors and officers of the Registrant's investment adviser have been engaged during the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors or officers of the investment adviser or certain of its corporate affiliates. Certain officers of the investment adviser serve as officers of some or all of the Putnam funds. The address of the investment adviser, its corporate affiliates and the Putnam Funds is One Post Office Square, Boston, Massachusetts 02109.

Name                           Non-Putnam business and other connections
----                           -----------------------------------------




Navin Belani                   Prior to December 2002, Associate, Salomon Smith
Vice President                 Barney, 388 Greenwich St., New York, NY 10013

Zhikai Chen                    Prior to May 2004, Equity Research Analyst,
Vice President                 Citigroup Asset Management, 100 First Stamford
                               Place, Stamford, CT 06902

Daniel S. Choquette            Prior to September 2002, Fixed Income
Senior Vice President          Derivatives Trader, Lehman Brothers,
                               745 7th Avenue, New York, NY 10019

John W. Coffey                 Prior to April 2004, Managing Director,
Managing Director              Citigroup Asset Management, 399 Park Avenue,
                               New York, NY 10022

Emily F. Cooper                Prior to May 2004, Vice President, LNR Property
Vice President                 Corporation, 1601 Washington Avenue, Suite 700,
                               Miami Beach, FL 33139

John R.S. Cutler               Member, Burst Media, L.L.C., 10 New England
Vice President                 Executive Park, Burlington, MA 01803


Timothy F. Edmonstone          Prior to December 2002, Vice President and
Senior Vice President          Equities Analyst, BT Funds Management, Chifley
                               Tower, One Chifley Place, Sydney NSW 2000,
                               Australia


Gian D. Fabbri                 Partner, KF Style, LLC, 73 Charles St.,
Assistant Vice President       Boston, MA 02114

Maria Garcia-Lomas             Prior to July 2003, Research Analyst, J.P.
Vice President                 Morgan Securities Ltd., 125 London Wall,
                               London, England

Haralabos E. Gakidis           Prior to October 2003, Head of Consulting and
Vice President                 Business Development, The RIS Consulting Group
                               LLC, 420 Boylston Street, Suite 302, Boston,
                               MA 02116

Charles E. Haldeman            Prior to October 2002, Chief Executive Officer,
President and Chief            Delaware Management Holdings, Inc., 2005 Market
Executive Officer              Street, Philadelphia, PA 19103




David Morgan                   Prior to June 2004, Director, Equity Analyst,
Senior Vice President          Citigroup Asset Management. Citigroup Centre,
                               Canada Square, Canary Wharf, London, England
                               E14 5LB

James P. Pappas                Prior to October 2002, Chief Operating Officer,
Managing Director              Atalanta/Sosnoff Management Corporation, 101
                               Park Avenue, New York, N.Y. 10178

Walton D. Pearson              Prior to February 2003, Senior Vice President
Senior Vice President          and Senior Portfolio Manager, Alliance Capital
                               Management L.P., 1345 Avenue of the Americas,
                               New York, NY 10105

Michael C. Petro               Prior to October 2002, Senior Research
Vice President                 Associate, RBC Dain Rauscher, 60 S. 6th St.,
                               Minneapolis, MN 55402




Jeffrey M. Stought             Prior to March 2004, Vice President, Goldman
Vice President                 Sachs International, 133 Fleet Street, London,
                               England EC4A 2BB

Masroor Taale Siddiqui         Prior to February 2004, Managing Director,
Senior Vice President          Jefferies & Co., 520 Madison Avenue, New York,
                               NY 10022

Julian Wellesley               Prior to November 2002, Senior Vice President,
Senior Vice President          Schroder Investment Management Inc., 875 Third
                               Avenue, New York, NY 10020




James Yu                       Prior to October 2002, Vice President and
Vice President                 Portfolio Manager, John Hancock Funds, 101
                               Huntington Ave., Boston, MA 02199


Item 26.  Principal Underwriter


(a) Putnam Retail Management Limited Partnership is the principal underwriter for each of the following investment companies, including the Registrant:


Putnam American Government Income Fund, Putnam Arizona Tax Exempt Income Fund, Putnam Asset Allocation Funds, Putnam California Tax Exempt Income Fund, Putnam Capital Appreciation Fund, Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Discovery Growth Fund (formerly Putnam Voyager Fund II), Putnam Diversified Income Trust, Putnam Equity Income Fund, Putnam Europe Equity Fund (formerly Putnam Europe Growth Fund), Putnam Florida Tax Exempt Income Fund, Putnam Funds Trust, The George Putnam Fund of Boston, Putnam Global Equity Fund, Putnam Global Income Trust, Putnam Global Natural Resources Fund, The Putnam Fund for Growth and Income, Putnam Health Sciences Trust, Putnam High Yield Trust, Putnam High Yield Advantage Fund, Putnam Income Fund, Putnam Intermediate U.S. Government Income Fund, Putnam International Equity Fund (formerly Putnam International Growth Fund), Putnam Investment Funds, Putnam Investors Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Money Market Fund, Putnam Municipal Income Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam New Opportunities Fund, Putnam New York Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund, Putnam OTC & Emerging Growth Fund, Putnam Pennsylvania Tax Exempt Income Fund, Putnam Tax Exempt Income Fund, Putnam Tax Exempt Money Market Fund, Putnam Tax-Free Income Trust, Putnam Tax Smart Funds Trust, Putnam U.S. Government Income Trust, Putnam Utilities Growth and Income Fund, Putnam Variable Trust,
Putnam Vista Fund, Putnam Voyager Fund.



(b) The directors and officers of the Registrant's principal underwriter are listed below. None of the officers are officers of the Registrant.

The principal business address of each person is One Post Office Square, Boston, MA 02109:

Name                                   Position and Office with the Underwriter
-------------------------------------------------------------------------------
Aaron III, Jefferson F.               Senior Vice President
Ahearn, Paul D.                       Assistant Vice President
Ahonen, Jennifer D.                   Vice President




Amisano, Paulette C.                  Vice President
Arends, Michael K.                    Senior Vice President




Ayala-Macey, Ann C.                   Assistant Vice President
Babcock III, Warren W.                Senior Vice President
Baker, Christopher H.                 Vice President
Baker, Erin L.                        Assistant Vice President
Ballingall, Keith R.                  Assistant Vice President




Barnett, William E.                   Vice President
Barrett, Thomas                       Senior Vice President
Bartony, Paul A.                      Vice President
Beatty, Elizabeth A.                  Vice President
Bergeron, Christopher E.              Vice President
Beringer, Thomas C.                   Senior Vice President
Bernaldo, Bryan L.                    Assistant Vice President
Borden, Richard S.                    Vice President
Bosinger, Paul C.                     Vice President
Bouchard, Keith R.                    Senior Vice President
Bradford Jr., Linwood E.              Managing Director
Brady, Jeremy V.                      Assistant Vice President
Brandt, Sarah J.                      Vice President
Brennan, Sean M.                      Assistant Vice President
Bromberger, Steven L.                 Assistant Vice President
Brown, Michael D.                     Assistant Vice President
Buckeridge Jr., Timothy Thomas        Vice President
Buckner, Gail D.                      Senior Vice President
Bumpus, James F.                      Managing Director
Bunker, Christopher M.                Senior Vice President
Burns, Robert J.                      Assistant Vice President
Busenburg, Curt M.                    Assistant Vice President
Bush, Jessica Scoon                   Assistant Vice President
Cabana, Susan D.                      Senior Vice President
Call, Timothy W.                      Senior Vice President
Callinan, Richard E.                  Vice President
Campbell, Christopher F.              Assistant Vice President
Caramazza, Pierre C.                  Senior Vice President
Card, Victoria R.                     Assistant Vice President
Carey, Christopher P.                 Vice President
Casey, David M.                       Senior Vice President
Cass, William D.                      Senior Vice President
Caswell, Kendra L.                    Vice President
Ceruolo, Christopher                  Vice President
Chang, America J.                     Assistant Vice President
Chapman, Frederick                    Vice President
Ciesluk, James D.                     Assistant Vice President
Clare, Michael J.                     Assistant Vice President
Clark, James F.                       Assistant Vice President
Colman, Donald M.                     Vice President
Condon, Meagan L.                     Vice President
Condron, Brett P.                     Senior Vice President
Coneeny, Mark L.                      Managing Director
Connelly, Donald A.                   Senior Vice President
Connolly, William T.                  Managing Director
Cooley, Jonathan A.                   Vice President
Corbett, Dennis T.                    Senior Vice President
Corvinus, F. Nicholas                 Managing Director
Corwin, Kathleen K.                   Senior Vice President
Cosentino, Joseph D.                  Assistant Vice President
Coveney, Anne M.                      Senior Vice President
Covington, Ryan R.                    Vice President
Crean, Jeremy P.                      Assistant Vice President
Cristo, Chad H.                       Senior Vice President
Croft, Ariane D.                      Assistant Vice President
Crotty, Kenneth Brian                 Assistant Vice President
Curry, John D.                        Senior Vice President
Dabney, Richard W.                    Senior Vice President
Dahill, Jessica E.                    Vice President
Damon, James G.                       Vice President
Davidian, Raymond A.                  Vice President
DeAngelis, Adam                       Vice President
DeGregorio Jr., Richard A.            Assistant Vice President
DeNitto, James P.                     Vice President
Dempsey, Thomas F.                    Vice President
Dence, Mark A.                        Vice President
Derbyshire, Ralph C.                  Managing Director
Dewey Jr., Paul S.                    Senior Vice President
DiBuono, Jeffrey P.                   Assistant Vice President
Donadio, Joyce M.                     Vice President
Dowie, Kevin T. Assistant             Vice President
Doyle, Kathleen Norton                Assistant Vice President
Doyle, Michelle                       Assistant Vice President
Economou, Stefan G.                   Assistant Vice President
Eidelberg, Kathleen E.                Assistant Vice President
Elder, Michael D.                     Managing Director
Emhof, Joseph R.                      Senior Vice President
Ethington, Robert H.                  Assistant Vice President
Fanning, Virginia A.                  Senior Vice President
Favaloro, Beth A.                     Senior Vice President
Felan III, Catarino                   Vice President
Feldman, Susan H.                     Senior Vice President
Fiedler, Stephen J.                   Vice President
Fishman, Mitchell B.                  Managing Director
Fleming, Robert A.                    Assistant Vice President
Flynn, Kevin M.                       Vice President
Foley, Timothy P.                     Senior Vice President
Foresyth, Charles W.                  Vice President
Forrester, Gordon M.                  Managing Director
Foster, Laura G.                      Vice President
Fronc, Richard Joseph                 Assistant Vice President
Fulton, Timothy W.                    Assistant Vice President
Gambale, Kevin L.                     Vice President
Gaudette, Marjorie B.                 Vice President
Gebhard, Louis F.                     Assistant Vice President
Giessler, Todd C.                     Vice President
Gipson, Zachary A.                    Vice President
Girald, Kristin M.                    Assistant Vice President




Greenwood, Julie M.                   Assistant Vice President
Greenwood, Todd M.                    Assistant Vice President
Gundersen, Jan S.                     Senior Vice President
Hagan IV, J. Addison                  Vice President
Haines, James B.                      Vice President
Hale, Ryan D.                         Assistant Vice President
Halloran, James E.                    Senior Vice President
Halloran, Thomas W.                   Managing Director
Hartigan, Craig W.                    Senior Vice President
Hartigan, Maureen A.                  Vice President
Hassinger, Aaron D.                   Assistant Vice President
Hazzard, Jessica L.                   Senior Vice President
Herman, C. Christopher                Senior Vice President
Herold, Karen                         Assistant Vice President
Hershenow, Andrew B.                  Assistant Vice President
Hess Jr., William C.                  Vice President
Holland, Jeffrey K.                   Vice President
Holmes, Maureen A.                    Senior Vice President
Hooley Jr., Daniel F.                 Vice President
Howe, Denise M.                       Assistant Vice President
Howley, Sean J.                       Senior Vice President
Hoyt, Paula J.                        Vice President
Hughes, Carolyn                       Senior Vice President
Hyland, John P.                       Vice President
Iglesias, Louis X.                    Senior Vice President
Iris, Stefan K.                       Assistant Vice President
Jean, Ellen F.                        Assistant Vice President
Jeans, Kathleen A.                    Assistant Vice President
Jones, Thomas A.                      Senior Vice President
Jordan, Stephen R.                    Assistant Vice President
Kapinos, Peter J.                     Senior Vice President
Kay, Karen R.                         Senior Vice President
Keith, Pamela J.                      Assistant Vice President
Kelley, Brian J.                      Senior Vice President
Kelly, A. Siobhan                     Senior Vice President
Kelly, David                          Managing Director
Kennedy, Daniel J.                    Vice President
Kerivan, John R.                      Senior Vice President
Kersten, Charles N.                   Vice President
Kessler, David W.                     Assistant Vice President
King, Brian F.                        Vice President
Kinsman, Anne M.                      Senior Vice President
Kirk Kahn, Deborah H.                 Senior Vice President
Kline, Bonnie S.                      Vice President
Knutzen, Erik L.                      Managing Director
Kokos, Casey T.                       Assistant Vice President
Komodromos, Costas G.                 Senior Vice President
Kotsiras, Steven                      Vice President
Kringdon, Joseph D.                   Managing Director
LaGreca, Jennifer J.                  Assistant Vice President
Lacascia, Charles M.                  Senior Vice President
Lacour, Jayme J.                      Assistant Vice President
Lampron, Michelle S.                  Assistant Vice President
Larson, John R.                       Vice President
Lawson, Louise A.                     Vice President
Lecce, Vincent L.                     Vice President




Leveille, Robert R.                   Vice President
Levy, Eric S.                         Managing Director
Levy, Norman S.                       Senior Vice President


Lieberman, Samuel L.                  Senior Vice President


Lighty, Brian C.                      Assistant Vice President
Link, Christopher H.                  Senior Vice President
Lohmeier, Andrew                      Vice President
Loomis, Marcy R.                      Assistant Vice President
Lukens, James W.                      Senior Vice President
Maglio, Nancy T.                      Assistant Vice President
Mahoney, Julie M.                     Vice President
Mansfield, Scott D.                   Vice President
Martin, David M.                      Vice President
Martin, Kevin J.                      Vice President
Massey, Shannon M.                    Assistant Vice President
McCafferty, Karen A.                  Senior Vice President
McCarran, Matthew P.                  Assistant Vice President
McCarthy, Anne B.                     Assistant Vice President
McCarthy, Conor W.                    Senior Vice President
McCollough, Martha J.                 Assistant Vice President
McConville, Paul D.                   Senior Vice President
McCullough, Ronald L.                 Senior Vice President
McCutcheon, Bruce A.                  Senior Vice President
McDermott, Robert J.                  Senior Vice President
McInis, Brian S.                      Vice President
McKenna, Mark J.                      Managing Director
Mee, Kellie F.                        Assistant Vice President
Mehta, Ashok                          Senior Vice President
Metelmann, Claye A.                   Senior Vice President
Michejda, Marek A.                    Senior Vice President
Miller Jr., Edward D.                 Vice President




Millette, Michelle T.                 Assistant Vice President
Mills, Ronald K.                      Vice President
Minsk, Judith                         Vice President
Mintzer, Matthew P.                   Senior Vice President
Molesky, Kevin P.                     Vice President
Monaghan, Richard A.                  Director
Monahan, Kimberly A.                  Vice President
Moody, Paul R.                        Senior Vice President
Moret, Mitchell L.                    Senior Vice President
Nadherny, Robert Charles              Managing Director
Nakamura, Denise-Marie                Senior Vice President
Nardone, Laura E.                     Assistant Vice President
Nelson, Brian W.                      Vice President
Nickodemus, John P.                   Managing Director
Nickolini, Michael A.                 Vice President
Nickse, Gail A.                       Assistant Vice President
Nicolazzo, Jon C.                     Senior Vice President
Noble, John D.                        Senior Vice President
Norcross, George H.                   Assistant Vice President
O'Connell Jr., Paul P.                Senior Vice President
O'Connor, Brian P.                    Senior Vice President
O'Connor, Matthew P.                  Senior Vice President
O'Connor, Scott D.                    Assistant Vice President
O'Gannon, Kristina Cullen             Assistant Vice President
O'Sullivan, Shawn M.                  Vice President
Olsen, Stephen                        Assistant Vice President
Olson, Christopher W.                 Vice President
Ondek, David P.                       Assistant Vice President
Otsuka, Fumihiko                      Senior Vice President
Palmer, Patrick J.                    Senior Vice President
Patton, Robert J.                     Senior Vice President
Perkins, Erin M.                      Vice President
Phoenix, Joseph T.                    Managing Director
Piersol, Willow B.                    Vice President
Pitcher, Ciara L.                     Assistant Vice President
Platt, Thomas R.                      Senior Vice President
Prina, Paul                           Senior Vice President
Pulkrabek, Scott M.                   Senior Vice President
Puzzangara, John C.                   Vice President
Quinn, Brian J.                       Vice President




Regner, Thomas M.                     Managing Director
Reid, Sandra L.                       Vice President
Rickson, Alexander                    Assistant Vice President
Riley, Megan G.                       Assistant Vice President
Ritter, Jesse D.                      Vice President
Rodammer, Kris                        Senior Vice President
Rosalanko, Thomas J.                  Managing Director
Rose, Laura                           Assistant Vice President
Rosmarin, Adam L.                     Vice President
Rountree, G. Manning                  Senior Vice President
Rowe, Robert B.                       Senior Vice President
Ruys de Perez, Charles A.             Managing Director
Ryan, Deborah A.                      Vice President
Ryan, William M.                      Senior Vice President
Salsman, Elizabeth P.                 Assistant Vice President
Saunders, Catherine A.                Managing Director
Sawyer, Matthew A.                    Senior Vice President
Schaub, Gerald D.                     Vice President
Schlafman, Jonathan E.                Vice President
Schug, Mark R.                        Assistant Vice President
Schultz, Susan L.                     Assistant Vice President
Segers, Elizabeth R.                  Managing Director
Seward, Lindsay H.                    Vice President
Sheridan, Michael F.                  Assistant Vice President
Short Jr., Harold P.                  Senior Vice President
Short, Jonathan D.                    Senior Vice President
Siebold, Mark J.                      Senior Vice President
Siemon Jr., Frank E.                  Senior Vice President
Sliney, Michael J.                    Vice President




Spigelmeyer III, Carl M.              Vice President
Spooner, Andrew C.                    Assistant Vice President
Squires, Melissa H.                   Vice President




Stark, Kerri A.                       Vice President
Stathoulopoulos, Manny                Assistant Vice President
Stickney, Paul R.                     Senior Vice President
Storkerson, John K.                   Senior Vice President
Stuart, James F.                      Vice President
Sullivan, Brian L.                    Senior Vice President
Sullivan, Elaine M.                   Senior Vice President
Sweeney, Brian S.                     Vice President
Sweeney, Janet C.                     Senior Vice President
Taber, Rene B.                        Vice President
Tanner, B. Iris                       Vice President
Tassinari, Michael J .                Assistant Vice President
Terry, Kimberley A.                   Assistant Vice President
Tierney, Tracy L.                     Assistant Vice President
Totovian, James H.                    Assistant Vice President
Tucker, Jason A.                      Senior Vice President
Tyrie, David C.                       Managing Director
Urban, Elke R.                        Assistant Vice President
Valentin, Carmen                      Assistant Vice President




Wadera-Sandhu, Jyotsana               Assistant Vice President
Wallace, Stephen                      Senior Vice President
Walsh, Julia A.                       Vice President
Werths, Beth K.                       Vice President
Whiting, Amanda M.                    Vice President
Wilde, Michael R.                     Assistant Vice President
Williams, Christopher J.              Assistant Vice President
Williams, Jason M.                    Vice President
Wolfson, Jane                         Senior Vice President




Zannino, David J.                     Assistant Vice President
Zechello, Steven R.                   Vice President


Zografos-Preusser, Laura J.           Senior Vice President


deMont, Lisa M.                       Senior Vice President

Item 27.  Location of Accounts and Records


Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are Registrants' Clerk, Judith Cohen; Registrants' investment adviser, Putnam Investment Management, LLC; Registrants' principal underwriter, Putnam Retail Management Limited Partnership; Registrants' custodian, Putnam Fiduciary Trust Company ("PFTC"); and Registrants' transfer and dividend disbursing agent, Putnam Investor Services, a division of PFTC. The address of the Clerk, investment adviser, principal underwriter, and custodian and transfer and dividend disbursing agent is One Post Office Square, Boston, Massachusetts 02109.


Item 28.  Management Services


None.


Item 29.  Undertakings


None.

NOTICE


Copies of the Agreement and Declaration of Trust of each of Putnam Arizona Tax Exempt Income Fund, Putnam Florida Tax Exempt Income Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund, Putnam New Jersey Tax Exempt Income Fund and Putnam Pennsylvania Tax Exempt Income Fund are on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of each Registrant by an officer of such Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Registrants.


POWER OF ATTORNEY

I, the undersigned Officer of each of the funds listed on Schedule A hereto, hereby severally constitute and appoint John Hill, George Putnam III, Patricia Flaherty, John W. Gerstmayr and Bryan Chegwidden, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacities indicated below, the Registration Statements on Form N-1A or Form N-14 of each of the funds listed on Schedule A hereto and any and all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.


WITNESS my hand and seal on the date set forth below.

Signature                     Title                         Date

/s/ Charles E. Porter
---------------------------   Executive Vice President;     March 19, 2004
Charles E. Porter             Treasurer and Principal
                              Executive Officer

Schedule A

Putnam American Government Income Fund
Putnam Arizona Tax Exempt Income Fund
Putnam Asset Allocation Funds
Putnam California Tax Exempt Income Fund
Putnam Capital Appreciation Fund
Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Diversified Income Trust
Putnam Discovery Growth Fund
Putnam Equity Income Fund
Putnam Europe Equity Fund
Putnam Florida Tax Exempt Income Fund
Putnam Funds Trust
The George Putnam Fund of Boston
Putnam Global Equity Fund
Putnam Global Income Trust
Putnam Global Natural Resources Fund
The Putnam Fund for Growth and Income
Putnam Health Sciences Trust
Putnam High Yield Advantage Fund
Putnam High Yield Trust
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam International Equity Fund
Putnam Investment Funds
Putnam Investors Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Money Market Fund
Putnam Municipal Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New Opportunities Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam OTC & Emerging Growth Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund
Putnam Tax-Free Income Trust
Putnam Tax Smart Funds Trust
Putnam U.S. Government Income Trust
Putnam Utilities Growth and Income Fund
Putnam Variable Trust
Putnam Vista Fund
Putnam Voyager Fund


SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, each of the Registrants certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 28th day of September, 2004.


                PUTNAM ARIZONA TAX EXEMPT INCOME FUND
                PUTNAM FLORIDA TAX EXEMPT INCOME FUND
                PUTNAM MASSACHUSETTS TAX EXEMPT  INCOME FUND
                PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
                PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
                PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
                PUTNAM OHIO TAX EXEMPT INCOME FUND
                PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND


                By: /s/ Charles E. Porter, Executive Vice President, Associate Treasurer and Principal Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statements of Putnam Arizona Tax Exempt Income Fund, Putnam Florida Tax Exempt Income Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund and Putnam Pennsylvania Tax Exempt Income Fund has been signed on its behalf by the persons undersigned in the capacities and on the dates indicated.

Signature                     Title

John A. Hill                  Chairman of the Board; Trustee


George Putnam, III            President; Trustee

Charles E. Porter             Executive Vice President, Associate Treasurer
                              and Principal Executive Officer


Steven D. Krichmar            Vice President and Principal Financial Officer

Michael T. Healy              Assistant Treasurer and
                              Principal Accounting Officer
Jameson A. Baxter             Trustee

Charles B. Curtis             Trustee

Ronald J. Jackson             Trustee

Paul L. Joskow                Trustee

Elizabeth T. Kennan           Trustee




John H. Mullin, III           Trustee

Robert E. Patterson           Trustee

A.J.C. Smith                  Trustee

W. Thomas Stephens            Trustee



                              By: /s/ Charles E. Porter, as Attorney-in-Fact September 28, 2004


                              Exhibit Index


Item 22   Exhibit

(h)(2)  Letter of Indemnity dated December 18, 2003 with Putnam
Investment Management - Exhibit 1.

(h)(3)  Liability Insurance Allocation Agreement - Exhibit 2.

(j)(1) Consent of Independent Accountants for Massachusetts fund, Michigan fund, Minnesota fund, Ohio fund, New Jersey fund and Pennsylvania fund - Exhibit 3.

(j)(2) Consent of Independent Accountants for Arizona fund and Florida fund - Exhibit 4.

(p)(2) Putnam Investments Code of Ethics -- Arizona fund, Florida fund, Massachusetts fund, Michigan fund, Minnesota fund, Ohio fund, New Jersey fund and Pennsylvania fund - Exhibit 5.